Registration No. 2-90309


              SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                         FORM N-1A

   REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

      Pre-Effective Amendment No.
      Post-Effective Amendment No.     [51]       [X]

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

      Amendment No.  [51]                         [X]


                  SUMMIT MUTUAL FUNDS, INC.
      (Exact Name of Registrant as Specified in Charter)

         1876 Waycross Road, Cincinnati, Ohio 45240
           (Address of Principal Executive Offices)

                       (513) 595-2600
              (Registrant's Telephone Number)

                   John F. Labmeier, Esq.
          The Union Central Life Insurance Company
                      P.O. Box 40888
                   Cincinnati, Ohio 45240
          (Name and Address of Agent for Service)


It is proposed that this filing will become effective
(check appropriate box)

[ ] immediately upon filing pursuant to paragraph (b) of Rule 485
[X] on May 1, 2006 pursuant to paragraph (b) of Rule 485
[ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485
[ ] on [date] pursuant to paragraph (a)(1) of Rule 485
[ ] 75 days after filing pursuant to paragraph (a)(2) of Rule 485
[ ] on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:
[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

This amendment No. 50 under the Securities Act of 1933, and Amendment No. 51 under the Investment Company Act of 1940, to the Registration Statement on Form N-1A of Summit Mutual Funds, Inc. is filed solely to update the information in the Summit Pinnacle Funds' prospectus and statement of additional information and does not otherwise delete, amend, or supersede any prospectus, statement of additional information, exhibit, undertaking, or other information contained in the Registration Statement.


                          Part A

           Information Required in a Prospectus

May 1, 2006

                SUMMIT MUTUAL FUNDS, INC.


Summit Mutual Funds, Inc. is a mutual fund with fifteen separate Portfolios, each with its own investment objective. We cannot assure you that any Portfolio will meet its objective. This Prospectus offers nine of the Portfolios within the Summit Pinnacle Series. Their investment objectives are:

     The S&P 500 Index Portfolio seeks investment results that correspond to the total return performance of U.S. common stocks, as represented by the S&P 500 Index.

     The S&P MidCap 400 Index Portfolio seeks investment results that correspond to the total return performance of U.S. common stocks, as represented by the S&P MidCap
     400 Index.

     The Russell 2000 Small Cap Index Portfolio seeks investment results that correspond to the investment performance of U.S. common stocks, as represented by the Russell 2000 Index.

     The Nasdaq-100 Index Portfolio seeks investment results that correspond to the investment performance of U.S. common stocks, as represented by the Nasdaq-100
     Index.

     The EAFE International Index Portfolio seeks investment results that correspond to the total return performance of common stocks as represented by the Morgan Stanley Capital International EAFE Index. The EAFE Index emphasizes the stocks of companies in major markets in Europe, Australasia, and the Far East.

     The Balanced Index Portfolio seeks investment results, with respect to approximately 60% of its assets, that correspond to the total return performance of U.S. common stocks, as represented by the S&P 500 Index and, with respect to approximately 40% of its assets, that correspond to the total return performance of investment grade bonds, as represented by the Lehman Brothers Aggregate Bond Index.

     The Lehman Aggregate Bond Index Portfolio seeks investment results that correspond to the total return performance of the bond market, as represented by the Lehman Brothers Aggregate Bond
     Index.

     The Zenith Portfolio seeks primarily long-term appreciation of capital, without incurring unduly high risk, by investing primarily in common stocks and other equity securities. Current income is a secondary objective.

     The Bond Portfolio seeks as high a level of current income as is consistent with reasonable investment risk, by investing primarily in long-term, fixed-income, investment-grade corporate bonds.

THIS PROSPECTUS CONTAINS INFORMATION YOU SHOULD KNOW BEFORE ALLOCATING YOUR CONTRACT VALUES TO ANY OF THE PORTFOLIOS. IT SHOULD BE READ IN CONJUNCTION WITH THE SEPARATE ACCOUNT'S PROSPECTUS DESCRIBING THE VARIABLE INSURANCE CONTRACT. WE SUGGEST THAT YOU READ THIS PROSPECTUS AND KEEP IT FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION ("SEC") NOR ANY STATE. NEITHER THE SEC NOR ANY STATE HAS DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


SMFI 514 PINNACLE 5-06

                       TABLE OF CONTENTS

INTRODUCTION TO THE FUND. . . . . . . . . . . . . . . . . 3

PORTFOLIO PROFILES. . . . . . . . . . . . . . . . . . . . 3
S&P 500 INDEX PORTFOLIO . . . . . . . . . . . . . . . . . 3
S&P MIDCAP 400 INDEX PORTFOLIO. . . . . . . . . . . . . . 5
RUSSELL 2000 SMALL CAP INDEX PORTFOLIO. . . . . . . . . . 7
NASDAQ-100 INDEX PORTFOLIO. . . . . . . . . . . . . . . .10
EAFE INTERNATIONAL INDEX PORTFOLIO. . . . . . . . . . . .12
BALANCED INDEX PORTFOLIO. . . . . . . . . . . . . . . . .15
LEHMAN AGGREGATE INDEX PORTFOLIO. . . . . . . . . . . . .18
ZENITH PORTFOLIO. . . . . . . . . . . . . . . . . . . . .21
BOND PORTFOLIO. . . . . . . . . . . . . . . . . . . . . .23

PORTFOLIO OPERATING EXPENSES. . . . . . . . . . . . . . .26

OTHER INVESTMENT POLICIES, STRATEGIES AND RISKS . . . . .27
FOREIGN SECURITIES. . . . . . . . . . . . . . . . . . . .27
FOREIGN CURRENCY TRANSACTIONS . . . . . . . . . . . . . .27
HIGH YIELD BONDS. . . . . . . . . . . . . . . . . . . . .28
REPURCHASE AGREEMENTS . . . . . . . . . . . . . . . . . .28
REVERSE REPURCHASE AGREEMENTS . . . . . . . . . . . . . .28
FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. . . .28
OPTIONS ON SECURITIES INDEXES . . . . . . . . . . . . . .30
COLLATERALIZED MORTGAGE OBLIGATIONS . . . . . . . . . . .30
LENDING PORTFOLIO SECURITIES. . . . . . . . . . . . . . .30
ASSET-BACKED AND MORTGAGE-BACKED SECURITIES . . . . . . .30
MIXED AND SHARED FUNDING. . . . . . . . . . . . . . . . .31
INVESTMENT IN OTHER VEHICLES. . . . . . . . . . . . . . .31
OTHER INFORMATION . . . . . . . . . . . . . . . . . . . .32

FUND MANAGEMENT . . . . . . . . . . . . . . . . . . . . .32
INVESTMENT ADVISER. . . . . . . . . . . . . . . . . . . .32
ADVISORY FEE. . . . . . . . . . . . . . . . . . . . . . .33
SUBADVISER. . . . . . . . . . . . . . . . . . . . . . . .33
CAPITAL STOCK . . . . . . . . . . . . . . . . . . . . . .34
PURCHASING AND REDEEMING SHARES . . . . . . . . . . . . .34
VALUATION OF PORTFOLIO SHARES . . . . . . . . . . . . . .34

TAXES . . . . . . . . . . . . . . . . . . . . . . . . . .35

EXCESSIVE TRADING . . . . . . . . . . . . . . . . . . . .35

S&P, FRANK RUSSELL, NASDAQ AND EAFE DISCLAIMERS . . . . .37

FINANCIAL HIGHLIGHTS. . . . . . . . . . . . . . . . . . .40

APPENDIX A:  RATINGS. . . . . . . . . . . . . . . . . . .49
CORPORATE BOND RATINGS. . . . . . . . . . . . . . . . . .49
COMMERCIAL PAPER RATINGS. . . . . . . . . . . . . . . . .50

                   INTRODUCTION TO THE FUND

This prospectus explains the objectives, risks and strategies of nine of the Portfolios within the Summit Pinnacle Series of Summit Mutual Funds, Inc. (the "Fund"), each of which is advised by Summit Investment Partners, Inc. (the "Adviser"). The Portfolios are mutual funds used as investment options for variable annuity or variable life insurance contracts offered by insurance companies. Although you cannot purchase shares of the Portfolios directly, you can instruct your insurance company, subject to certain limitations, how to allocate your contract's values among the Portfolios. Each Portfolio Profile below summarizes important facts about the Portfolio, including its investment objective, strategy, risks and past investment performance. Investors should be aware that the investments made by a Portfolio and the results achieved by a Portfolio at any given time are not expected to be the same as those made by other mutual funds managed by the Adviser or a subadviser acting as investment adviser, including mutual funds with names, investment objectives and policies similar to the Portfolio. More detailed information about the Portfolios' investment policies and strategies is provided after the Profiles, along with information about Portfolio expenses, share pricing and Financial Highlights for each Portfolio.

The Union Central Life Insurance Company ("Union Central" - parent company of the Adviser) currently has voting control of Summit Mutual Funds. With voting control, Union Central may make fundamental and substantial changes (such as electing a new Board of Directors, changing the investment adviser or advisory fee, changing the Fund's fundamental investment objectives and policies, etc) regardless of the views of other shareholders.

                       PORTFOLIO PROFILES


S&P 500 INDEX PORTFOLIO

Investment Objective
The S&P 500 Index Portfolio seeks investment results that correspond to the total return performance of U.S. common stocks, as represented by the S&P 500 Index.

Investment Strategies
The S&P 500 Index Portfolio seeks to substantially replicate the total return of the securities comprising the S&P 500 Index, taking into consideration redemptions, sales of additional shares, and other adjustments described below. Precise replication of the capitalization weighting of the securities in the S&P 500 Index is not feasible. The S&P 500 Index Portfolio will attempt to achieve, in both rising and falling markets, a correlation of at least 95% between the total return of its net assets before expenses and the total return of the S&P 500 Index. A correlation of 100% would represent perfect correlation between the Portfolio and Index performance. The correlation of the Portfolio's performance to that of the S&P 500 Index should increase as the Portfolio grows. There can be no assurance that the Portfolio will achieve a 95% correlation.

The S&P 500 Index Portfolio may invest up to 5% of its assets in Standard & Poor's Depositary Receipts(R) ("SPDRs(R)") or other investment companies, collectively. SPDRs(R) are units of beneficial interest in a unit investment trust, representing proportionate undivided interests in a portfolio of securities in substantially the same weighting as the common stocks that comprise the S&P 500 Index.

Under normal circumstances, the Portfolio will invest at least 80% of its assets in investments with economic characteristics similar to the stocks represented in the S&P 500 Index. Although the Adviser will attempt to invest as much of the Portfolio's assets as is practical in stocks included among the S&P 500 Index and futures contracts and related options under normal market conditions, a portion of the Portfolio may be invested in money market instruments pending investment or to meet redemption requests or other needs for liquid assets. In addition, for temporary defensive purposes, the Portfolio may invest in government securities, money market instruments, or other fixed-income securities, or retain cash or cash equivalents.

Primary Risks
An investment in the Portfolio entails investment risk, including possible loss of the principal amount invested. The Portfolio's primary risks include:

> Market risk: The S&P 500 Index Portfolio's total return, like stock prices generally, will fluctuate within a wide range in response to stock market trends, so a share of the Portfolio could drop in value over short or even long periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

> Investment style risk: Stocks of large companies, such as many of the companies represented in the S&P 500
    Index, occasionally go through cycles of doing worse
    (or better) than the stock markets in general or other types of investments.

> Correlation risk: Because the S&P 500 Index Portfolio has expenses, and the S&P 500 Index does not, the Portfolio may be unable to replicate precisely the performance of the Index. While the Portfolio remains small, it may have a greater risk that its performance will not match that of the Index.

> Derivatives risk: The Portfolio may invest in stock futures and options, and stock index futures and options. The Portfolio will not use these investments for speculative purposes or as leveraged investments that might exacerbate gains or losses. The Portfolio will invest in derivatives solely to meet shareholder redemptions or to gain exposure to the market. The principal risk of derivatives used in this context is that a derivative instrument might not be highly correlated with the security or securities for which it is being used as a substitute.

> Indexing risk: The net asset value of the Portfolio may be disproportionately affected by short and long-term changes in the characteristics of the companies whose securities make up the Portfolio's benchmark index(indices), the general performance of such companies, modifications in the criteria for companies selected to make up the index, suspension or termination of the operation of the index, and the activities of issuers whose market capitalization represents a disproportionate amount of the total market capitalization of the index. In addition, because each of these Portfolios seeks to track the performance of its benchmark index(es), the Adviser/subadviser will pursue this investment objective regardless of the investment performance of the benchmark index(es) and without regard to the availability of potentially more attractive investments, subject to each such Portfolio's temporary defensive investment authority.

> Temporary defensive risk: The Portfolio may temporarily invest up to 100% of its assets in government securities, money market instruments or other fixed-income securities or retain larger than usual amounts of cash or cash equivalents during periods of significant uncertainty.
    The reasons for the uncertainty may include, but not be limited to, market reaction to a significant event, such as a natural disaster or other economic or political turmoil, or management's reaction to a significant event within the Portfolio, such as a pending material change in net assets resulting from of the loss of a large client. The duration of such an event may be brief or last for an extended period of time until the Portfolio Manager believes that it is appropriate to resume the Portfolio's long-term investment strategies. During such a temporary defensive period, the Portfolio likely will not achieve its objective of closely matching the results of the Index. Its temporary objective will be to preserve capital.

Bar Chart and Performance Table
The bar chart and table below provide an indication of the risk of investing in the S&P 500 Index Portfolio. The bar chart shows how the Portfolio's annual performance has varied from year to year, beginning with the first full year, since its inception. The table shows how the Portfolio's average annual returns for one year, five years and ten years compare with those of the S&P 500 Index. Absent fee waivers and reimbursement of Portfolio expenses, total returns would have been lower. The Portfolio's returns are net of its expenses, but do NOT reflect the additional fees and expenses of your variable annuity or variable life insurance contract. If those contract fees and expenses were included, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how it will perform in the future.

      S&P 500 Index Portfolio Total Returns

 40.00%        32.72%
               |----|
 30.00% 23.37% |    | 28.54%                             27.98%
        |----| |    | |----| 20.52%                      |----|
 20.00% |    | |    | |    | |----|                      |    |
        |    | |    | |    | |    |                      |    | 10.37%
 10.00% |    | |    | |    | |    |                      |    | |----|  4.52%
        |    | |    | |    | |    |                      |    | |    | |----|
  0.00% |----|-|----|-|----|-|----|-|----|-|----|-|----|-|----|-|----|-|----|
         1996   1997   1998   1999  |2000| |2001| |2002|  2003   2004   2005
-10.00%                             |----| |    | |    |
                                    -9.32% |----| |    |
-20.00%                                   -12.39% |    |
                                                  |----|
-30.00%                                          -22.55%

*Total return for the most recent calendar year quarter ended
March 31, 2006 was 4.12%.

During the period shown in the bar chart, the highest return for a calendar quarter was 21.24% (quarter ending 12/31/98) and the lowest return for a quarter was -17.37% (quarter ending
09/30/02).

Average Annual Total Returns for Periods Ended December 31, 2005

                          1 Year   5 Years   10 Years
S&P 500 Index Portfolio   4.52%     0.04%      8.71%
S&P 500 Index             4.91%     0.54%      9.06%

S&P MIDCAP 400 INDEX PORTFOLIO

Investment Objective
The S&P MidCap 400 Index Portfolio seeks investment results that correspond to the total return performance of U.S. common stocks, as represented by the S&P MidCap 400 Index.

Investment Strategies
The S&P MidCap 400 Index Portfolio seeks to substantially replicate the total return of the securities comprising the S&P MidCap 400 Index, taking into consideration redemptions, sales of additional shares, and other adjustments described below.
Precise replication of the capitalization weighting of the securities in the S&P MidCap 400 Index is not feasible. The S&P MidCap 400 Index Portfolio will attempt to achieve, in both rising and falling markets, a correlation of at least 95% between the total return of its net assets before expenses and the total return of the S&P MidCap 400 Index. A correlation of 100% would represent perfect correlation between the Portfolio and Index performance. The correlation of the Portfolio's performance to that of the S&P MidCap 400 Index should increase as the Portfolio grows. There can be no assurance that the Portfolio will achieve a 95% correlation.

The S&P MidCap 400 Index Portfolio may invest up to 5% of its assets in Standard & Poor's MidCap Depositary Receipts(R) ("MidCap SPDRs(R)"). MidCap SPDRs(R) are units of beneficial interest in a unit investment trust, representing proportionate undivided interests in a portfolio of securities in substantially the same weighting as the common stocks that comprise the S&P MidCap 400 Index.

Under normal circumstances, the Portfolio will invest at least 80% of its assets in investments with economic characteristics similar to midcap stocks as represented in the S&P MidCap 400 Index. Although the Adviser will attempt to invest as much of the S&P MidCap 400 Index Portfolio's assets as is practical in stocks included among the S&P MidCap 400 Index and futures contracts and options relating thereto under normal market conditions, a portion of the Portfolio may be invested in money market instruments pending investment or to meet redemption requests or other needs for liquid assets. In addition, for temporary defensive purposes, the Portfolio may invest in government securities, money market instruments, or other fixed-income securities, or retain cash or cash equivalents.

Primary Risks
An investment in the Portfolio entails investment risk, including possible loss of the principal amount invested. The Portfolio's primary risks include:

> Market risk: The S&P MidCap 400 Index Portfolio's total return, like stock prices generally, will fluctuate within a wide range in response to stock market trends, so a share of the Portfolio could drop in value over short or even long periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. While potentially offering greater opportunities for capital growth than larger, more established companies, the stocks of small- and mid-cap companies may be more volatile, especially during periods of economic uncertainty. These companies may face less certain growth prospects, or depend heavily on a limited line of products and services or the efforts of a small number of key management personnel. The securities of these companies may trade less frequently and in more limited volume than those of larger, more established companies. As a result, small- and mid-cap stocks may fluctuate more in value than larger-cap stocks and funds that invest in them.

> Investment style risk: Stocks of medium sized (MidCap) companies, such as many of the companies represented in the S&P MidCap 400 Index, occasionally go through cycles of doing worse (or better) than the stock markets in general or other types of investments.

> Correlation risk: Because the S&P MidCap 400 Index Portfolio has expenses, and the S&P MidCap 400 Index does not, the Portfolio may be unable to replicate precisely the performance of the Index. While the Portfolio remains small, it may have a greater risk that its performance will not match that of the Index.

> Derivatives risk: The Portfolio may invest in stock futures and options, and stock index futures and options. The Portfolio will not use these investments for speculative purposes or as leveraged investments that might exacerbate gains or losses. The Portfolio will invest in derivatives solely to meet shareholder redemptions or to gain exposure to the market. The principal risk of derivatives used in this context is that a derivative instrument might not be highly correlated with the security or securities for which it is being used as a substitute.

> Indexing risk: The net asset value of the Portfolio may be disproportionately affected by short and long-term changes in the characteristics of the companies whose securities make up the Portfolio's benchmark index(indices), the general performance of such companies, modifications in the criteria for companies selected to make up the index, suspension or termination of the operation of the index, and the activities of issuers whose market capitalization represents a disproportionate amount of the total market capitaliza-tion of the index. In addition, because each of these Portfolios seeks to track the performance of its bench-mark index(es), the Adviser/subadviser will pursue this investment objective regardless of the investment performance of the benchmark index(es) and without regard to the availability of potentially more attractive investments, subject to each such Portfolio's temporary defensive investment authority.

> Temporary defensive risk: The Portfolio may temporarily invest up to 100% of its assets in government securities, money market instruments or other fixed-income securities or retain larger than usual amounts of cash or cash equivalents during periods of significant uncertainty.
    The reasons for the uncertainty may include, but not be limited to, market reaction to a significant event, such as a natural disaster or other economic or political turmoil, or management's reaction to a significant event within the Portfolio, such as a pending material change in net assets resulting from of the loss of a large client. The duration of such an event may be brief or last for an extended period of time until the Portfolio Manager believes that it is appropriate to resume the Portfolio's long-term investment strategies. During such a temporary defensive period, the Portfolio likely will not achieve its objective of closely matching the results of the Index. Its temporary objective will be to preserve capital.

Bar Chart and Performance Table
The bar chart and table below provide an indication of the risk of investing in the S&P MidCap 400 Index Portfolio. The bar chart shows how the Portfolio's annual performance has varied from year to year since its inception. The table shows how the Portfolio's average annual returns for one year, five years and since inception compare with those of the S&P MidCap 400 Index. Absent fee waivers and reimbursement of expenses, total returns would have been lower. The Portfolio's returns are net of its expenses, but do NOT reflect the additional fees and expenses of your variable annuity or variable life insurance contract. If those contract fees and expenses were included, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how it will perform in the future.

S&P MidCap 400 Index Portfolio Total Returns

 40.00%                              34.74%
                                     |----|
 30.00%                              |    |
                                     |    |
 20.00%      15.99%                  |    |  15.76%
             |----|                  |    |  |----|  11.94%
 10.00%      |    |                  |    |  |    |  |----|
             |    |                  |    |  |    |  |    |
  0.00%   ---|----|--|----|--|----|--|----|  |----|  |----|
                     |----|  |    |
-10.00%      2000     2001   |2002|   2003    2004    2005
                     -1.25%  |----|
-20.00                      -15.15%

*Total return for the most recent calendar year quarter ended
March 31, 2006 was 7.49%.

During the period shown in the bar chart, the highest return for a calendar quarter was 17.78% (quarter ending 12/31/01) and the lowest return for a quarter was -16.74% (quarter ending
09/30/02).

Average Annual Total Returns for Periods Ended December 31, 2005

                                                      Since
                                 1 Year   5 Years   Inception*
                                 ------   -------   ---------
S&P MidCap 400 Index Portfolio   11.94%    7.91%      9.98%
S&P MidCap 400 Index             12.55%    8.59%     10.82%

*May 3, 1999

RUSSELL 2000 SMALL CAP INDEX PORTFOLIO

Investment Objective
The Russell 2000 Small Cap Index Portfolio seeks investment results that correspond to the investment performance of U.S.
common stocks, as represented by the Russell 2000 Index.

Investment Strategies
The Russell 2000 Small Cap Index Portfolio seeks to substantially replicate the total return of the securities comprising the Russell 2000 Index, taking into consideration redemptions, sales of additional shares, and other adjustments described below. Precise replication of the capitalization weighting of the securities in the Russell 2000 Index is not feasible. The Russell 2000 Index Portfolio will attempt to achieve, in both rising and falling markets, a correlation of at least 95% between the total return of its net assets before expenses and the total return of the Russell 2000 Index. A correlation of 100% would represent perfect correlation between the Portfolio and Index performance. The correlation of the Portfolio's performance to that of the Russell 2000 Index should increase as the Portfolio grows. There can be no assurance that the Portfolio will achieve a 95% correlation.

The Russell 2000 Small Cap Index Portfolio may invest up to 5% of its assets in Russell 2000 iShares(R). Russell 2000 iShares(R) are units of beneficial interest in a unit investment trust, representing proportionate undivided interests in a portfolio of securities in substantially the same weighting as the common stocks that comprise the Russell 2000 Index.

Under normal circumstances, the Portfolio will invest at least 80% of its assets in investments with economic characteristics similar to small cap stocks as represented in the Russell 2000 Index. Although the Adviser will attempt to invest as much of the Russell 2000 Small Cap Index Portfolio's assets as is practical in stocks included among the Russell 2000 Index and futures contracts and options relating thereto under normal market conditions, a portion of the Portfolio may be invested in money market instruments pending investment or to meet redemption requests or other needs for liquid assets. The Portfolio may also temporarily invest in S&P 500 Index futures and/or S&P MidCap 400 Index futures if, in the opinion of the Adviser, it is not practical to invest in Russell 2000 Index futures at a particular time due to liquidity or price considerations. In addition, for temporary defensive purposes, the Portfolio may invest up to 100% of its assets in government securities, money market instruments, or other fixed-income securities, or retain cash or cash equivalents.

The Portfolio may invest up to 20% of its assets in Russell 2000 Index futures contracts or options (or S&P MidCap 400 Index or S&P 500 Index futures contracts and options if, in the opinion of the Adviser, it is not practical to invest in Russell 2000 Index futures at a particular time due to liquidity or price considerations) in order to invest uncommitted cash balances, to maintain liquidity to meet shareholder redemptions, or minimize trading costs. The Portfolio may also sell covered calls on futures contracts or individual securities held in the Portfolio. As a temporary investment strategy, until the Portfolio reaches $50 million in net assets, the Portfolio may invest up to 100% of its assets in such futures and/or options contracts.

Primary Risks
An investment in the Portfolio entails investment risk, including possible loss of the principal amount invested. The Portfolio's primary risks include:

> Market risk: The Russell 2000 Small Cap Index Portfolio's total return, like stock prices generally, will fluctuate within a wide range in response to stock market trends, so a share of the Portfolio could drop in value over short or even long periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. While potentially offering greater opportunities for capital growth than larger, more established companies, the stocks of small-cap companies may be more volatile, especially during periods of economic uncertainty. These companies may face less certain growth prospects, or depend heavily on a limited line of products and services or the efforts of a small number of key management personnel. The securities of these companies may trade less frequently and in more limited volume than those of larger, more established companies. As a result, small-cap stocks may fluctuate more in value than large-cap and mid-cap stocks and funds that invest in them.

> Investment style risk: Stocks of small capitalization companies, such as many of the companies represented in the Russell 2000 Index occasionally go through cycles of doing worse (or better) than the stock markets in general or other types of investments.

> Correlation risk: Because the Russell 2000 Small Cap Index Portfolio has expenses, and the Russell 2000 Index does not, the Portfolio may be unable to replicate precisely the performance of the Index. While the Portfolio remains small, it may have a greater risk that its performance will not match that of the Index.

> Derivatives risk: The Portfolio may invest in stock futures and options, and stock index futures and options. The Portfolio will not use these investments for speculative purposes or as leveraged investments that might exacerbate gains or losses. The Portfolio will invest in derivatives solely to meet shareholder redemptions or to gain exposure to the market. The principal risk of derivatives used in this context is that a derivative instrument might not be highly correlated with the security or securities for which it is being used as a substitute.

> Indexing risk: The net asset value of the Portfolio may be disproportionately affected by short and long-term changes in the characteristics of the companies whose securities make up the Portfolio's benchmark index (indices), the general performance of such companies, modifications in the criteria for companies selected to make up the index, suspension or termination of the operation of the index, and the activities of issuers whose market capitalization represents a disproportionate amount of the total market capitalization of the index.
    In addition, because each of these Portfolios seeks to track the performance of its benchmark index(es), the Adviser/subadviser will pursue this investment objective regardless of the investment performance of the benchmark index(es) and without regard to the availability of potentially more attractive investments, subject to each such Portfolio's temporary defensive investment authority.

> Temporary defensive risk: The Portfolio may temporarily invest up to 100% of its assets in government securities, money market instruments or other fixed-income securities or retain larger than usual amounts of cash or cash equivalents during periods of significant uncertainty.
    The reasons for the uncertainty may include, but not be limited to, market reaction to a significant event, such as a natural disaster or other economic or political turmoil, or management's reaction to a significant event within the Portfolio, such as a pending material change in net assets resulting from of the loss of a large client. The duration of such an event may be brief or last for an extended period of time until the Portfolio Manager believes that it is appropriate to resume the Portfolio's long-term investment strategies. During such a temporary defensive period, the Portfolio likely will not achieve its objective of closely matching the results of the Index. Its temporary objective will be to preserve capital.

Bar Chart and Performance Table
The bar chart and table below provide an indication of the risk of investing in the Russell 2000 Small Cap Index Portfolio. The bar chart shows how the Portfolio's annual performance has varied from year to year since its inception. The table shows how the Portfolio's average annual returns for one year, five years, and since inception compare with those of the Russell 2000 Index. Absent fee waivers and reimbursement of expenses, total returns would have been lower. The Portfolio's returns are net of its expenses, but do NOT reflect the additional fees and expenses of your variable annuity or variable life insurance contract. If those contract fees and expenses were included, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how it will perform in the future.

Russell 2000 Small Cap Index Portfolio Total Returns

50.00%                    46.19%
                           |----|
 40.00%                    |    |
                           |    |
 30.00%                    |    |
                           |    |
 20.00%                    |    |  17.72%
                           |    |  |----|
 10.00%   1.54%            |    |  |    |   4.01%
         |----|            |    |  |    |  |----|
  0.00%--|----|---|----|---|----|--|----|--|----|
          2001    |2002|    2003    2004    2005
-10.00%           |    |
                  |    |
-20.00%           |----|
                  -21.05%
-30.00%

*Total return for the most recent calendar year quarter ended
March 31, 2006 was 13.83%.

During the period shown in the bar chart, the highest return for a calendar quarter was 23.53% (quarter ending 06/30/03) and the lowest return for a quarter was -21.65% (quarter ending
09/30/02).

Average Annual Total Returns for Periods Ended December 31, 2005

                                                          Since
                                       1 Year  5 Years
Inception*
Russell 2000 Small Cap Index Portfolio  4.01%   7.49%     6.63%
Russell 2000 Small Cap Index            4.55%   8.21%     7.34%

*April 27, 2000

NASDAQ-100 INDEX PORTFOLIO

Investment Objective
The Nasdaq-100 Index Portfolio seeks investment results that correspond to the investment performance of U.S. common stocks, as represented by the Nasdaq-100 Index.

Investment Strategies
The Nasdaq-100 Index Portfolio seeks to substantially replicate the total return of the securities comprising the Nasdaq-100 Index, taking into consideration redemptions, sales of additional shares, and other adjustments described below. Precise replication of the capitalization weighting of the securities in the Nasdaq-100 Index is not feasible. The Nasdaq-100 Index Portfolio will attempt to achieve, in both rising and falling markets, a correlation of at least 95% between the total return of its net assets before expenses and the total return of the Nasdaq-100 Index. A correlation of 100% would represent perfect correlation between the Portfolio and Index performance. The correlation of the Portfolio's performance to that of the Nasdaq-100 Index should increase as the Portfolio grows. There can be no assurance that the Portfolio will achieve a 95% correlation.

The Nasdaq-100 Index Portfolio may invest up to 5% of its assets in Nasdaq-100 Shares(R). Nasdaq-100 Shares(R) are units of beneficial interest in a unit investment trust, representing proportionate undivided interests in a portfolio of securities in substantially the same weighting as the common stocks that comprise the Nasdaq-100 Index.

The Portfolio may invest up to 20% of its assets in Nasdaq-100 Index futures contracts and options in order to invest uncommitted cash balances, to maintain liquidity to meet shareholder redemptions, or minimize trading costs. The Portfolio may also sell covered calls on futures contracts or individual securities held in the Portfolio. As a temporary investment strategy, until the Portfolio reaches $50 million in net assets, the Portfolio may invest up to 100% of its assets in such futures and/or options contracts.

Under normal circumstances, the Portfolio will invest at least 80% of its assets in investments with economic characteristics similar to the stocks represented in the Nasdaq-100 Index. Although the Adviser will attempt to invest as much of the Nasdaq-100 Index Portfolio's assets as is practical in stocks included among the Nasdaq-100 Index and futures contracts and options relating thereto under normal market conditions, a portion of the Portfolio may be invested in money market instruments pending investment or to meet redemption requests or other needs for liquid assets. In addition, for temporary defensive purposes, the Portfolio may invest in government securities, money market instruments, or other fixed-income securities, or retain cash or cash equivalents.

Primary Risks
An investment in the Portfolio entails investment risk, including possible loss of the principal amount invested. The Portfolio's primary risks include:

> Market risk: The Nasdaq-100 Index Portfolio's total return, like stock prices generally, will fluctuate within a wide range in response to stock market trends, so a share of the Portfolio could drop in value over short or even long periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

> Investment style risk: Stocks of companies or industries that are heavily weighted in the Nasdaq-100 Index, such as technology, telecommunications, internet and biotechnology companies, occasionally go through cycles of doing worse (or better) than the stock markets in general, as measured by other more broad-based stock indexes, or other types of investments.

> Concentration risk: The Nasdaq-100 Index Portfolio is subject to the risk of an investment portfolio that may be highly concentrated in a particular industry or related industries (e.g., technology) and, due to concentration in sectors characterized by relatively higher volatility in price performance, may be more volatile when compared to other broad-based stock indexes. The Nasdaq-100 Index Portfolio is also subject to the risks specific to the performance of a few individual component securities that currently represent a highly concentrated weighting in the Index (e.g., Microsoft Corporation, Intel Corporation, Cisco Systems Inc., etc.).

> Correlation risk: Because the Nasdaq-100 Index Portfolio has expenses, and the Nasdaq-100 Index does not, the Portfolio may be unable to replicate precisely the performance of the Index. While the Portfolio remains small, it may have a greater risk that its performance will not match that of the Index.

> Nondiversification risk: Under securities laws, the Portfolio is considered a "nondiversified investment company." The Portfolio is, however, subject to diversification limits under federal tax law that permit it to invest more than 5%, but not more than 25%, of its assets in a single issuer with respect to up to 50% of its total assets as of the end of each of the Portfolio's tax quarters. Consequently, the Portfolio could be somewhat riskier than a more diversified fund because it has the ability to hold a larger position in a fewer number of securities, which makes the Portfolio more susceptible to a single economic, political or regulatory event. At any point in time, if following the investment strategy outlined above would put the Portfolio in jeopardy of failing to comply with the tax rules on diversification, the Portfolio intends to immediately alter its investment strategy to comply with the tax rules. Such alteration could include reducing investment exposure, pro-rata, to those investments causing the Portfolio to be in jeopardy of violating the tax rules.

> Derivatives risk: The Portfolio may invest in stock futures and options, and stock index futures and options. The Portfolio will not use these investments for speculative purposes or as leveraged investments that might exacerbate gains or losses. The Portfolio will invest in derivatives solely to meet shareholder redemptions or to gain exposure to the market. The principal risk of derivatives used in this context is that a derivative instrument might not be highly correlated with the security or securities for which it is being used as a substitute.

> Indexing risk: The net asset value of the Portfolio may be disproportionately affected by short and long-term changes in the characteristics of the companies whose securities make up the Portfolio's benchmark index(indices), the general performance of such companies, modifications in the criteria for companies selected to make up the index, suspension or termination of the operation of the index, and the activities of issuers whose market capitalization represents a disproportionate amount of the total market capitalization of the index. In addition, because each of these Portfolios seeks to track the performance of its benchmark index(es), the Adviser/subadviser will pursue this investment objective regardless of the investment performance of the benchmark index(es) and without regard to the availability of potentially more attractive investments, subject to each such Portfolio's temporary defensive investment authority.

> Temporary defensive risk: The Portfolio may temporarily invest up to 100% of its assets in government securities, money market instruments or other fixed-income securities or retain larger than usual amounts of cash or cash equivalents during periods of significant uncertainty.
    The reasons for the uncertainty may include, but not be limited to, market reaction to a significant event, such as a natural disaster or other economic or political turmoil, or management's reaction to a significant event within the Portfolio, such as a pending material change in net assets resulting from of the loss of a large client. The duration of such an event may be brief or last for an extended period of time until the Portfolio Manager believes that it is appropriate to resume the Portfolio's long-term investment strategies. During such a temporary defensive period, the Portfolio likely will not achieve its objective of closely matching the results of the Index. Its temporary objective will be to preserve capital.

Bar Chart and Performance Table
The bar chart and table below provide an indication of the risk of investing in the Nasdaq-100 Index Portfolio. The bar chart shows how the Portfolio's annual performance has varied from year to year since its inception. The table shows how the Portfolio's average annual returns for one year, five years, and since inception compare with those of the Nasdaq-100 Index. Absent fee waivers and reimbursement of expenses, total returns would have been lower. The Portfolio's returns are net of its expenses, but do NOT reflect the additional fees and expenses of your variable annuity or variable life insurance contract. If those contract fees and expenses were included, the returns would be lower.
Keep in mind that the Portfolio's past performance does not indicate how it will perform in the future.

Nasdaq-100 Index Portfolio Total Returns

 50.00%                     48.64%
                            |----|
 40.00%                     |    |
                            |    |
 30.00%                     |    |
                            |    |
 20.00%                     |    |
                            |    |  10.09%
 10.00%                     |    |  |----|   1.30%
                            |    |  |    |  |----|
  0.00%  ---|----|--|----|--|----|--|----|--|----|
            |2001|  |2002|   2003    2004    2005
-10.00%     |    |  |    |
            |    |  |    |
-20.00%     |    |  |    |
            |    |  |    |
-30.00%     |----|  |    |
           -33.13%  |----|
-40.00%            -37.49%

-50.00%

*Total return for the most recent calendar year quarter ended
March 31, 2006 was 3.53%.

During the period shown in the bar chart, the highest return for a calendar quarter was 34.74% (quarter ending 12/31/01) and the lowest return for a quarter was -36.22% (quarter ending
09/30/01).

Average Annual Total Returns for Periods Ended December 31, 2005

                                                   Since
                              1 Year   5 Years   Inception*
Nasdaq-100 Index Portfolio     1.30%    -7.08%    -12.70%
Nasdaq-100 Index               1.90%    -6.61%    -12.29%

*April 27, 2000

EAFE INTERNATIONAL INDEX PORTFOLIO

Investment Objective
The EAFE International Index Portfolio seeks investment results that correspond to the total return performance of common stocks as represented by the Morgan Stanley Capital International EAFE Index ("EAFE Index"). The EAFE Index emphasizes the stocks of companies in major markets in Europe, Australasia, and the Far East.

Investment Strategies
The Portfolio will invest primarily in common stocks of the companies that compose the EAFE Index. The EAFE Index is capitalization-weighted, meaning that a company whose securities have a high market capitalization will contribute more to the Index's value than a company whose securities have a low market capitalization.

The EAFE International Index Portfolio may invest up to 5% of its assets in EAFE iShares(R). EAFE iShares(R) are units of beneficial interest in a unit investment trust, representing proportionate undivided interests in a portfolio of securities in substantially the same weighting as the common stocks that comprise the EAFE Index.

The Portfolio will typically not hold all of the companies in the EAFE Index. The Portfolio will typically choose to hold the stocks that make up the largest portion of the Index's value in approximately the same proportion as the Index. When choosing the smaller stocks, the Portfolio will attempt to select a sampling of stocks that will match the industry and risk characteristics of all of the smaller companies in the EAFE Index, without buying all of those stocks. This approach attempts to maximize liquidity while minimizing costs.

At such time as the Adviser believes the Portfolio has achieved sufficient size, the Adviser may attempt to fully replicate the Index. Full replication would be achieved when the Portfolio holds all of the securities in the Index in the exact weightings as the Index. Under normal circumstances, the Portfolio will invest at least 80% of its assets in investments with economic characteristics similar to the stocks represented in the EAFE Index. Although the Adviser will attempt to invest as much of the Portfolio's assets as is practical in stocks included among the EAFE Index and futures contracts and options relating thereto under normal market conditions, a portion of the Portfolio may be invested in money market instruments pending investment or to meet redemption requests or other needs for liquid assets. In addition, for temporary defensive purposes, the Portfolio may invest in government securities, money market instruments, or other fixed-income securities, or retain cash or cash equivalents.

The Portfolio may invest up to 20% of its assets in futures contracts and options that provide exposure to the stocks in the Index. The Portfolio may also sell covered calls on futures contracts or individual securities held in the Portfolio. As a temporary investment strategy, until the Portfolio reaches $50 million in net assets, the Portfolio may invest up to 100% of its assets in such futures and/or options contracts.

The Adviser may choose to invest in a foreign security indirectly by purchasing American Depositary Receipts ("ADRs"). ADRs are U.S. dollar-denominated receipts representing shares of foreign corporations. ADRs are issued by U.S. banks or trust companies and entitle the holder to all dividends and capital gains on the underlying shares. ADRs offer the exposure to the foreign security while reducing transaction, custody, and other expenses.

Primary Risks
An investment in the Portfolio entails investment risk, including possible loss of the principal amount invested. The Portfolio's primary risks include:

> Valuation Risk: The EAFE International Index Portfolio invests most of its assets in stocks that principally trade in foreign securities markets, many of which close prior to the time as of which the Portfolio determines its net asset value per share. Because the market value of these stocks occasionally may be materially affected by events that occur after the principal securities markets in which they trade have closed, but before the Portfolio prices its shares, the Board of Directors has adopted procedures to determine the fair market value of the Portfolio's investments in this type of situation. While these procedures are intended to prevent the Portfolio from determining its net asset value per share on the basis of market quotations that may be stale, and to discourage investors from trying to take inappropriate advantage of significant changes in the market values of the Portfolio's investments after the close of foreign markets, use of fair value pricing necessarily entails a certain amount of subjective judgment. Accordingly, the fair valuations of the Portfolio's investments may be different than the prices at which the Portfolio could actually sell the investments.

> Market risk: Deteriorating market conditions might cause an overall decline in the prices of stocks in the market, including those held by the Portfolio.

> Tracking Error risk: The Portfolio may not track the performance of the Index for the various reasons, including, but not limited to the following:
    o The Portfolio incurs administrative expenses and trading costs. The EAFE Index does not.
    o The Portfolio may not hold all of the stocks in the Index or may weight them differently than the Index.
    o The timing and magnitude of cash inflows and outflows from investors' purchases and redemptions may create balances of uninvested cash.

> Foreign Stock Market risk: Foreign stock markets may exhibit periods of higher volatility than those in the United States. Trading stocks on many foreign exchanges can be more difficult, and costly, than trading stocks in the United States. Taxes can also be imposed by foreign governments.

> Political risk: Foreign governments have occasionally limited the outflows of capital or profits to investors abroad, and political developments may impact the prices of foreign securities.

> Information risk: Financial reporting and accounting standards for companies in many foreign markets differ from those of the United States and may present an incomplete picture of a foreign company.

> Liquidity risk: On the whole, foreign exchanges are smaller and less liquid than the U.S. markets. Stocks that trade infrequently, or in lower volumes, can be more difficult or costly to buy or sell. Relatively small transactions can have a disproportionately large affect on the price of stocks. In some situations, it may be impossible to sell a stock in an orderly fashion.

> Regulatory risk: There is typically less government regulation of foreign markets, companies, and securities.

> Currency risk: The Portfolio invests in foreign securities denominated in foreign currencies. Thus, changes in foreign exchange rates will affect the value of the Portfolio's holdings and its shares.

> Derivatives risk: The Portfolio may invest in stock futures and options, and stock index futures and options. The Portfolio will not use these investments for speculative purposes or as leveraged investments that might exacerbate gains or losses. The Portfolio will invest in derivatives solely to meet shareholder redemptions or to gain exposure to the market. The principal risk of derivatives used in this context is that a derivative instrument might not be highly correlated with the security or securities for which it is being used as a substitute.

> Indexing risk: The net asset value of the Portfolio may be disproportionately affected by short and long-term changes in the characteristics of the companies whose securities make up the Portfolio's benchmark index(indices), the general performance of such companies, modifications in the criteria for companies selected to make up the index, suspension or termination of the operation of the index, and the activities of issuers whose market capitalization represents a disproportionate amount of the total market capitalization of the index. In addition, because each of these Portfolios seeks to track the performance of its benchmark index(es), the Adviser/subadviser will pursue this investment objective regardless of the investment performance of the benchmark index(es) and without regard to the availability of potentially more attractive investments, subject to each such Portfolio's temporary defensive investment authority.

> Temporary defensive risk: The Portfolio may temporarily invest up to 100% of its assets in government securities, money market instruments or other fixed-income securities or retain larger than usual amounts of cash or cash equivalents during periods of significant uncertainty.
    The reasons for the uncertainty may include, but not be limited to, market reaction to a significant event, such as a natural disaster or other economic or political turmoil, or management's reaction to a significant event within the Portfolio, such as a pending material change in net assets resulting from of the loss of a large client. The duration of such an event may be brief or last for an extended period of time until the Portfolio Manager believes that it is appropriate to resume the Portfolio's long-term investment strategies. During such a temporary defensive period, the Portfolio likely will not achieve its objective of closely matching the results of the Index. Its temporary objective will be to preserve capital.

Bar Chart and Performance Table
The bar chart and table below provide an indication of the risk of investing in the EAFE International Index Portfolio. The bar chart shows how the Portfolio's annual performance has varied from year to year since its inception. The table shows how the Portfolio's average annual returns for one year and since inception compare with those of the EAFE International Index. Absent fee waivers and reimbursement of expenses, total returns would have been lower. The Portfolio's returns are net of its expenses, but do NOT reflect the additional fees and expenses of your variable annuity or variable life insurance contract. If those contract fees and expenses were included, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how it will perform in the future.


EAFE International Index Portfolio Total Returns

 40.00%
            32.79%
 30.00%     |----|
            |    |
 20.00%     |    |   18.02%
            |    |   |----|   12.57%
 10.00%     |    |   |    |   |----|
            |    |   |    |   |    |
  0.00%-----|----|---|----|---|----|
             2003     2004     2005
-10.00%

*Total return for the most recent calendar year quarter ended
March 31, 2006 was 9.12%.

During the period shown in the bar chart, the highest return for a calendar quarter was 17.95% (quarter ending 06/30/03) and the lowest return for a quarter was -8.92% (quarter ending 03/31/03).

Average Annual Total Returns for Periods Ended December 31, 2005

                                                    Since
                                       1 Year     Inception*
EAFE International Index Portfolio     12.57%       19.52%
EAFE International Index               14.02%       23.52%

*November 12, 2002

BALANCED INDEX PORTFOLIO

Investment Objective
The Balanced Index Portfolio seeks investment results, with respect to approximately 60% of its assets, that correspond to the total return performance of U.S. common stocks, as represented by the S&P 500 Index and, with respect to approximately 40% of its assets, that correspond to the total return performance of investment grade bonds, as represented by the Lehman Brothers Aggregate Bond Index (the "Lehman Brothers Index").

Investment Strategies
The Portfolio will invest approximately 60% of its net assets in a portfolio of common stocks, futures (in combination with the appropriate amount of U.S. Treasury securities or other liquid assets as collateral), and Standard & Poor's Depositary Receipts(R) ("SPDRs(R)") designed to track the S&P 500 Index, and approximately 40% of its net assets in a portfolio of investment grade bonds designed to track the Lehman Brothers Index. The Portfolio may also hold cash or cash equivalent securities, although the amount of cash and cash equivalent securities is expected to represent a small percentage of the Portfolio's assets.

The Portfolio's common stock portfolio seeks to substantially replicate the total return of the securities comprising the S&P 500 Index, taking into consideration redemptions, sales of additional shares, and other adjustments described below. Precise replication of the S&P 500 Index is not feasible. The Portfolio will attempt to achieve, in both rising and falling markets, a correlation of at least 95% between the total return of its common stock portfolio before expenses and the total return of the S&P 500 Index. A correlation of 100% would represent perfect correlation between the Portfolio and Index performance. There can be no assurance that the Portfolio will achieve a 95% correlation.

The Portfolio may invest up to 5% of its assets in each of SPDRs(R) and Lehman Brothers iShares(R). SPDRs(R) are units of beneficial interest in a unit investment trust, representing proportionate undivided interests in a portfolio of securities in substantially the same weighting as the common stocks that comprise the S&P 500 Index. Lehman Brothers iShares(R) are units of beneficial interest in a unit investment trust, representing proportionate undivided interests in a portfolio of securities in substantially the same weighting as the common stocks that comprise the Lehman Brothers Index.

The Portfolio's bond portfolio seeks to substantially replicate the total return of the securities comprising the Lehman Brothers Index taking into consideration redemptions, sales of additional shares, and other adjustments described below. Precise replication of the Lehman Brothers Index is not feasible due to the large number of securities in the index (over 7,000). The Portfolio will invest in a representative sample of fixed income securities, which, taken together, are expected to perform similarly to the Lehman Brothers Index. The Portfolio will attempt to achieve, in both rising and falling markets, a correlation of at least 95% between the total return of its bond portfolio before expenses and the total return of the Lehman Brothers Index. A correlation of 100% would represent perfect correlation between the Portfolio and Index performance. There can be no assurance that the Portfolio will achieve a 95% correlation.

Under normal circumstances, the Fund will invest at least 80% of its assets in investments with economic characteristics similar to the stocks represented in the S&P 500 Index or the bonds represented in the Lehman Brothers Index.

The Portfolio may invest up to 20% of its assets in stock or bond futures contracts and options in order to invest uncommitted cash balances, to maintain liquidity to meet shareholder redemptions, or minimize trading costs.

Primary Risks
An investment in the Portfolio entails investment risk, including possible loss of the principal amount invested. The Portfolio's primary risks include:

> Stock Market risk: The Portfolio's common stock portfolio, like stock prices generally, will fluctuate within a wide range in response to stock market trends, so a share of the Portfolio could drop in value over short or even long periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

> Interest Rate risk: The Portfolio's bond portfolio is subject to interest rate risk. Interest rate risk is the potential for fluctuation in bond prices due to changing interest rates. Bond prices generally fall when interest rates rise. Furthermore, the price of bonds with a longer maturity generally fluctuates more than bonds with a shorter maturity. To compensate investors for larger fluctuations, longer maturity bonds usually offer higher yields than shorter maturity bonds. Interest rate risk is a risk inherent in all bonds, regardless of credit quality. The Portfolio's bond portfolio has an intermediate-term average maturity
    (5 to 15 years), and is therefore expected to have a moderate to high level of interest rate risk. The value of the Portfolio's stock portfolio also may be affected by changes of interest rates.

> Credit risk: The Portfolio's bond portfolio is subject to credit risk. Credit risk is the risk that an issuer of a security will be unable to make payments of principal and/or interest on a security held by the Portfolio.
    When an issuer fails to make a scheduled payment of principal or interest on a security, or violates other terms and agreements of a security, the issuer and security are in default. A default by the issuer of a security generally has a severe negative effect on the market value of that security.

    The credit risk of the Portfolio is a function of the credit quality of its underlying securities. The average credit quality of the Portfolio is generally expected to be high. Therefore, the credit risk of the Portfolio generally is generally expected to be low. The average quality of the Lehman Brothers Index, which the Portfolio attempts to replicate, was AA2 using Moody's Investors Service, Inc. ("Moody's") (See Appendix A: Ratings - Corporate Bond Ratings). Other factors, including interest rate risk and prepayment risk cause fluctuation in bond prices.

> Income risk: The Portfolio's bond portfolio is subject to income risk. Income risk is the risk of a decline in the Portfolio's income due to falling market interest rates. Income risk is generally higher for portfolios with short term average maturities and lower for portfolios with long term average maturities. Income risk is also generally higher for portfolios that are actively traded and lower for portfolios that are less actively traded. The Portfolio's bond portfolio is expected to maintain an intermediate average maturity and have moderate trading activity. Therefore, income risk is expected to be moderate.

> Prepayment risk: Prepayment risk is the risk that, during periods of declining interest rates, the principal of mortgage-backed securities and callable bonds will be repaid earlier than scheduled, and the portfolio manager will be forced to reinvest the unanticipated repayments at generally lower interest rates. The Portfolio's exposure to mortgage-backed securities and callable bonds is generally expected to be moderate. Therefore, the prepayment risk of the Portfolio is generally expected to be moderate.

> Correlation risk: Because the Balanced Index Portfolio has expenses, and the S&P 500 Index and Lehman Brothers Index do not, the Portfolio may be unable to replicate precisely the performance of the Indexes. In addition, the Portfolio intends to hold a sampling of both the stocks in the S&P 500 Index and the bonds in the Lehman Brothers Index, rather than exactly matching the market weighting of each security in its respective index. While the Portfolio remains small, it may have a greater risk that its performance will not match that of the Indexes.

> Derivatives risk: The Portfolio may invest in stock futures and options, and stock index futures and options. The Portfolio will not use these investments for speculative purposes or as leveraged investments that might exacerbate gains or losses. The Portfolio will invest in derivatives solely to meet shareholder redemptions or to gain exposure to the market. The principal risk of derivatives used in this context is that a derivative instrument might not be highly correlated with the security or securities for which it is being used as a substitute.

> Indexing risk: The net asset value of the Portfolio may be disproportionately affected by short and long-term changes in the characteristics of the companies whose securities make up the Portfolio's benchmark index (indices), the general performance of such companies, modifications in the criteria for companies selected to make up the index, suspension or termination of the operation of the index, and the activities of issuers whose market capitalization represents a disproportionate amount of the total market capitalization of the index.
    In addition, because each of these Portfolios seeks to track the performance of its benchmark index(es), the Adviser/subadviser will pursue this investment objective regardless of the investment performance of the benchmark index(es) and without regard to the availability of potentially more attractive investments, subject to each such Portfolio's temporary defensive investment authority.

> Temporary defensive risk: The Portfolio may temporarily invest up to 100% of its assets in government securities, money market instruments or other fixed-income securities or retain larger than usual amounts of cash or cash equivalents during periods of significant uncertainty.
    The reasons for the uncertainty may include, but not be limited to, market reaction to a significant event, such as a natural disaster or other economic or political turmoil, or management's reaction to a significant event within the Portfolio, such as a pending material change in net assets resulting from of the loss of a large client. The duration of such an event may be brief or last for an extended period of time until the Portfolio Manager believes that it is appropriate to resume the Portfolio's long-term investment strategies. During such a temporary defensive period, the Portfolio likely will not achieve its objective of closely matching the results of the Index. Its temporary objective will be to preserve capital.

Bar Chart and Performance Table
The bar chart and table below provide an indication of the risk of investing in the Balanced Index Portfolio. The bar chart shows how the Portfolio's annual performance has varied from year to year since its inception. The table shows how the Portfolio's average annual returns for one year, five years and since inception compare with those of the S&P 500 Index and the Lehman Brothers Index. The Portfolio's returns are net of its expenses, but do NOT reflect the additional fees and expenses of your variable annuity or variable life insurance contract. If those contract fees and expenses were included, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how it will perform in the future.

Balanced Index Portfolio Total Returns

 20.00%                           17.70%
                                  |----|
 15.00%                           |    |
                                  |    |
 10.00%                           |    |   7.59%
                                  |    |  |----|
  5.00%                           |    |  |    |   3.04%
           2000    2001    2002   |    |  |    |  |----|
  0.00% --|----|--|----|--|----|--|----|--|----|--|----|
          |----|  |    |  |    |   2003    2004    2005
 -5.00%   -1.28%  |----|  |    |
                  -4.38%  |    |
-10.00%                   |----|
                         -11.27%
-15.00%

*Total return for the most recent calendar year quarter ended
March 31, 2006 was 2.56%

During the period shown in the bar chart, the highest return for a calendar quarter was 9.95% (quarter ending 06/30/03) and the lowest return for a quarter was -8.98% (quarter ending 09/30/02).

Average Annual Total Returns for Periods Ended December 31, 2005

                                                         Since
                                      1 Year  5 Years  Inception*
Balanced Index Portfolio               3.04%   2.05%     2.13%
S&P 500 Index                          4.91%   0.54%     0.32%
Lehman Brothers Aggregate Bond Index   2.43%   5.87%     6.00%

*May 3, 1999

LEHMAN AGGREGATE BOND INDEX PORTFOLIO

Investment Objective
The Lehman Aggregate Bond Index Portfolio seeks investment results that correspond to the total return performance of the bond market, as represented by the Lehman Brothers Aggregate Bond
Index (the "Lehman Brothers Index").

The Lehman Brothers Index is a market-weighted, intermediate-term bond index which encompasses U.S. Treasury and agency securities and investment grade corporate and international (dollar denominated) bonds.

Investment Strategies
The Lehman Brothers Aggregate Bond Index Portfolio normally will invest at least 80% of the value of its assets in:

   o  Obligations issued or guaranteed by the U.S.
      Government or its agencies or instrumentalities; or
   o Publicly-traded or 144a debt securities rated BBB or BAA3 or higher by a nationally recognized rating service such as Standard & Poor's Ratings Group
      ("Standard & Poor's") or Moody's; or
   o  Cash and cash equivalents.

Up to 20% of the Portfolio's total assets may be invested in financial futures or options contracts in an attempt to replicate the total return performance of the Lehman Brothers Index.

The Lehman Brothers Aggregate Bond Index Portfolio may invest up to 5% of its assets in Lehman Brothers iShares(R). Lehman Brothers iShares(R) are units of beneficial interest in a unit investment trust, representing proportionate undivided interests in a portfolio of securities in substantially the same weighting as the common stocks that comprise the Lehman Brothers Index.

The Portfolio will NOT purchase bonds rated below investment grade, commonly known as junk bonds. However, if a bond held in the Portfolio is downgraded to a rating below investment grade, the Portfolio may continue to hold the security until such time as the Adviser deems it most advantageous to dispose of the security. A description of the corporate bond ratings assigned by Standard & Poor's and Moody's is included in the Appendix.

The Portfolio will NOT directly purchase common stocks. However, it may retain up to 5% of the value of its total assets in common stocks acquired either by conversion of fixed-income securities or by the exercise of warrants attached thereto. The Portfolio may also write covered call options on U.S. Treasury Securities and options on futures contracts for such securities.

The Portfolio will be unable to hold all of the individual securities which comprise the Lehman Brothers Index because of the large number of securities involved. Therefore, the Portfolio will hold a representative sample of the securities designed to replicate the total return performance of the Lehman Brothers Index. The Portfolio will attempt to achieve, in both rising and falling markets, a correlation of at least 95% between the total return of its net assets before expenses and the total return of the Lehman Brothers Index. A correlation of 100% would represent perfect correlation between the Portfolio and index performance. The correlation of the Portfolio's performance to that of the Lehman Brothers Index should increase as the Portfolio grows. There can be no assurance that the Portfolio will achieve a high level of correlation.

Although the Adviser will attempt to invest as much of the Portfolio's assets as is practical in bonds included in the Lehman Brothers Index, futures contracts and options relating thereto, a portion of the Portfolio may be retained in cash or cash equivalents, or invested in money market instruments pending investment or to meet redemption requests or other needs for liquid assets.

Primary Risks
An investment in the Portfolio entails investment risk, including possible loss of the principal amount invested. The Portfolio's primary risks include:

> Interest rate risk: Interest rate risk is the potential for fluctuation in bond prices due to changing interest rates. Bond prices generally fall when interest rates rise. Furthermore, the price of bonds with a longer maturity generally fluctuates more than bonds with a shorter maturity. To compensate investors for larger fluctuations, longer maturity bonds usually offer higher yields than shorter maturity bonds. Interest rate risk is a risk inherent in all bonds, regardless of credit quality. Since the Portfolio is an intermediate term bond portfolio, the interest rate risk is expected to be moderate.

> Credit risk: Credit risk is the risk that an issuer of a security will be unable to make payments of principal and/or interest on a security held in the Portfolio. When an issuer fails to make a scheduled payment of principal or interest on a security, or violates other terms and agreements of a security, the issuer and the security are in default. A default by the issuer of a security generally has severe negative affect on the market value of that security. The credit risk of the Portfolio is a function of the credit quality of its underlying securities. The average credit quality of the Portfolio generally is expected to be very high. Therefore, the credit risk of the Portfolio is generally expected to be low.

> Income risk: Income risk is the risk of a decline in the Portfolio's income due to falling market interest rates. Income risk is generally higher for portfolios with short term average maturities and lower for portfolios with long term average maturities. Income risk is also generally higher for portfolios that are actively traded and lower for portfolios that are less actively traded. The Portfolio maintains an intermediate average maturity and is expected to be less actively traded. Therefore, its income risk is expected to be moderate-to-low.

> Prepayment risk: Prepayment risk is the risk that, during periods of declining interest rates, the principal of mortgage-backed securities and callable bonds will be repaid earlier than scheduled, and the portfolio manager will be forced to reinvest the unanticipated repayments at generally lower interest rates. The Portfolio's exposure to mortgage-backed securities and callable bonds is generally expected to be moderate. Therefore, the prepayment risk of the Portfolio is generally expected to be moderate.

> Correlation risk: Because the Portfolio has expenses, and the Lehman Brothers Index does not, the Portfolio may be unable to replicate precisely the performance of the Index. While the Portfolio remains small, it may have a greater risk that its performance will not match that of the Index.

> Derivatives risk: The Portfolio may invest in fixed income futures and options. The Portfolio will not use these investments for speculative purposes or as leveraged investments that might exacerbate gains or losses. The Portfolio will invest in derivatives solely to meet shareholder redemptions or to gain exposure to the market. The principal risk of derivatives used in this context is that a derivative instrument might not be highly correlated with the security or securities for which it is being used as a substitute.

> Indexing risk: The net asset value of the Portfolio may be disproportionately affected by short and long-term changes in the characteristics of the companies whose securities make up the Portfolio's benchmark index (indices), the general performance of such companies, modifications in the criteria for companies selected to make up the index, suspension or termination of the operation of the index, and the activities of issuers whose market capitalization represents a disproportionate amount of the total market capitalization of the index.
    In addition, because each of these Portfolios seeks to track the performance of its benchmark index(es), the Adviser/subadviser will pursue this investment objective regardless of the investment performance of the benchmark index(es) and without regard to the availability of potentially more attractive investments, subject to each such Portfolio's temporary defensive investment authority.

> Temporary defensive risk: The Portfolio may temporarily invest up to 100% of its assets in government securities, money market instruments or other fixed-income securities or retain larger than usual amounts of cash or cash equivalents during periods of significant uncertainty.
    The reasons for the uncertainty may include, but not be limited to, market reaction to a significant event, such as a natural disaster or other economic or political turmoil, or management's reaction to a significant event within the Portfolio, such as a pending material change in net assets resulting from of the loss of a large client. The duration of such an event may be brief or last for an extended period of time until the Portfolio Manager believes that it is appropriate to resume the Portfolio's long-term investment strategies. During such a temporary defensive period, the Portfolio likely will not achieve its objective of closely matching the results of the Index. Its temporary objective will be to preserve capital.

Bar Chart and Performance Table
The bar chart and table below provide an indication of the risk of investing in the Lehman Aggregate Bond Index Portfolio. The bar chart shows how the Portfolio's annual performance has varied from year to year since its inception. The table shows how the Portfolio's average annual returns for one year and since inception compare with those of the Lehman Brothers Aggregate Bond Index. Absent fee waivers and reimbursement of expenses, total returns would have been lower. The Portfolio's returns are net of its expenses, but do not reflect the additional fees and expenses of your variable annuity or variable life insurance contract. If those contract fees and expenses were included, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how it will perform in the future.


Lehman Aggregate Bond Index Portfolio Total Returns

 10.00%


  5.00%         3.55%
               |----|    1.57%
               |    |   |----|
  0.00%--------|----|---|----|
                2004     2005

 -5.00%


-10.00%


*Total return for the most recent calendar year quarter ended
March 31, 2006 was -0.66%.

During the period shown in the bar chart, the highest return for a calendar quarter was 2.94% (quarter ending 09/30/04) and the lowest return for a quarter was -2.51% (quarter ending 06/30/04).

Average Annual Total Returns for Periods Ended December 31, 2005

                                                   Since
                                       1 Year    Inception*
                                       ------    ---------
Lehman Bond Index Portfolio             1.57%      2.47%
Lehman Brothers Aggregate Bond Index    2.43%      3.44%

*March 31, 2003

ZENITH PORTFOLIO

Investment Objective
The Zenith Portfolio seeks primarily long-term appreciation of capital, without incurring unduly high risk, by investing primarily in common stocks and other equity securities. Current income is a secondary objective.

Investment Strategies
A major portion of the Zenith Portfolio will be invested in common stocks. The Portfolio seeks special opportunities in securities that are selling at a discount from theoretical price/earnings ratios and that seem capable of recovering from their temporary out-of-favor status (a "value" investment style). The Portfolio may invest all or a portion of its assets in preferred stocks, bonds, convertible preferred stocks, convertible bonds, and convertible debentures. When market conditions for equity securities are adverse, and for temporary defensive purposes, the Portfolio may invest in Government securities, money market instruments, or other fixed-income securities, or retain cash or cash equivalents. However, the Portfolio normally will remain primarily invested in common stocks.

The Zenith Portfolio's investment strategy is based upon the belief of the Adviser that the pricing mechanism of the securities market lacks total efficiency and has a tendency to inflate prices of some securities and depress prices of other securities in different market climates. The Adviser believes that favorable changes in market prices are more likely to begin when:

   o  securities are out-of-favor,
   o  price/earnings ratios are relatively low,
   o  investment expectations are limited, and
   o there is little interest in a particular security or industry.

The Adviser believes that securities with relatively low price/earnings ratios in relation to their estimated profitability are better positioned to benefit from favorable but generally unanticipated events than are securities with relatively high price/earnings ratios which are more susceptible to unexpected adverse developments. The current institutionally-dominated market tends to ignore the numerous second tier issues whose market capitalizations are below those of a limited number of established large companies. Although this segment of the market may be more volatile and speculative, the Adviser expects that a well-diversified Portfolio represented in this segment of the market has potential long-term rewards greater than the potential rewards from investments in more highly capitalized equities.

Primary Risks
An investment in the Portfolio entails investment risk, including possible loss of the principal amount invested. The Portfolio's primary risks include:

> Market risk: The Zenith Portfolio's total return, like stock prices generally, will fluctuate within a wide range in response to stock market trends. As a result, shares of the Portfolio could drop in value over short or even long periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

> Financial risk: The Zenith Portfolio's total return will fluctuate with fluctuations in the earnings stability or overall financial soundness of the companies whose stock the Portfolio purchases.

> Investment style risk: The Zenith Portfolio's investment style risks that returns from "value" stocks it purchases will trail returns from other asset classes or the overall stock market.

Bar Chart and Performance Table
The bar chart and table below provide an indication of the risk of investing in the Zenith Portfolio. The bar chart shows how the Portfolio's annual performance has varied from year to year for the past 10 calendar years. The table shows how the Portfolio's average annual returns for one, five and ten calendar years compare with those of the Russell 1000 Value Index. Absent fee waivers and reimbursement of expenses, total returns would have been lower. The Portfolio's returns are net of its expenses, but do NOT reflect the additional fees and expenses of your variable annuity or variable life insurance contract. If those contract fees and expenses were included, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how it will perform in the future.


                    Zenith Portfolio Total Returns


 40.00%                                                   35.56%
                                                          |----|
         24.52%                                           |    |
         |----| 20.56%               21.79%               |    |
 20.00%  |    | |----|               |----|               |    | 14.77%
         |    | |    |               |    | 11.24%        |    | |----|
         |    | |    |         2.05% |    | |----|        |    | |    |  6.92%
         |    | |    |        |----| |    | |    |        |    | |    | |----|
  0.00%--|----|-|----|-|----|-|----|-|----|-|----|-|----|-|----|-|----|-|----|
          1996   1997  |1998|  1999   2000   2001  |2002|  2003   2004   2005
                              |    |                      |    |
-20.00%                       |----|                      |    |
                             -15.31%                      |    |
                                                          |----|
                                                         -23.10%
-40.00%


*Total return for the most recent calendar year quarter ended
March 31, 2006 was 5.81%.

During the period shown in the bar chart, the highest return for a calendar quarter was 21.36% (quarter ending 06/30/03) and the lowest return for a quarter was -22.68% (quarter ending
09/30/98).

Average Annual Total Returns for Periods Ended December 31, 2005

                                1 Year   5 Years   10 Years
Zenith Portfolio                6.92%     7.31%      8.44%
Russell 1000 Value Index        7.04%     5.28%     10.94%

BOND PORTFOLIO

Investment Objective
The Bond Portfolio seeks as high a level of current income as is consistent with reasonable investment risk, by investing primarily in long-term, fixed-income, investment-grade corporate bonds.

Investment Strategies
Under normal circumstances, the Bond Portfolio will invest at least 80% of the value of its assets in fixed income securities.
Further, the Bond Portfolio normally will invest at least 75% of the value of its assets in:

   o publicly-traded or 144a debt securities rated BBB or BAA3 or higher by a nationally recognized rating service such as Standard & Poor's or Moody's,
   o obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or
   o  cash and cash equivalents.

Up to 25% of the Bond Portfolio's total assets may be invested in debt securities that are unrated or below investment-grade bonds
("high yield" or "junk" bonds).  Up to 20% of the Bond
Portfolio's total assets may be invested in:

   o  convertible debt securities,
   o  convertible preferred and preferred stocks, or
   o  other securities.

The Bond Portfolio generally will not directly purchase common stocks. However, it may retain up to 10% of the value of its total assets in common stocks acquired either by conversion of fixed-income securities or by the exercise of warrants attached thereto. The Portfolio may also write covered call options on U.S. Treasury Securities and options on futures contracts for such securities. A description of the corporate bond ratings assigned by Standard & Poor's and Moody's is included in Appendix
A: Ratings - Corporate Bond Ratings.

Primary Risks
An investment in the Portfolio entails investment risk, including possible loss of the principal amount invested. The Portfolio's primary risks include:

> Interest Rate Risk: Interest rate risk is the potential for fluctuation in bond prices due to changing interest rates. Bond prices generally fall when interest rates rise. Furthermore, the price of bonds with a longer maturity generally fluctuates more than bonds with a shorter maturity. To compensate investors for larger fluctuations, longer maturity bonds usually offer higher yields than shorter maturity bonds. Interest rate risk is a risk inherent in all bonds, regardless of credit quality. Since the Portfolio maintains an intermediate-term average maturity (5 to 15 years), the interest rate risk of the Portfolio is generally expected to be moderate.

> Credit Risk: Credit risk is the risk that an issuer of a security will be unable to make payments of principal and/or interest on a security held by the Portfolio.
    When an issuer fails to make a scheduled payment of principal or interest on a security, or violates other terms and agreements of a security, the issuer and security are in default. A default by the issuer of a security generally has a severe negative effect on the market value of that security.

    The credit risk of the Portfolio is a function of the credit quality of its underlying securities. The average credit quality of the Portfolio is expected to be high, although certain individual securities held in the Portfolio may have substantial credit risk. The Portfolio may invest up to 25% of securities rated below investment grade. Securities rated below investment grade generally have substantially more credit risk than securities rated investment grade. Securities rated below investment grade are defined as having a rating below Baa by Moody's and below BBB by Standard & Poor's (See Appendix A: Ratings - Corporate Bond Ratings). As of December 31, 2005, 14% of the debt securities held by the Bond Portfolio was below investment grade.

> Income Risk: Income risk is the risk of a decline in the Portfolio's income due to falling market interest rates. Income risk is generally higher for portfolios with short term average maturities and lower for portfolios with long term average maturities. Income risk is also generally higher for portfolios that are actively traded and lower for portfolios that are less actively traded. The Portfolio maintains an intermediate average maturity and is actively traded. Therefore, income risk is generally expected to be moderate to high.

> Prepayment Risk: Prepayment risk is the risk that, during periods of declining interest rates, the principal of mortgage-backed securities and callable bonds will be repaid earlier than scheduled, and the portfolio manager will be forced to reinvest the unanticipated repayments at generally lower interest rates. The Portfolio's exposure to mortgage-backed securities and currently callable bonds is generally expected to be low to moderate. Therefore, the prepayment risk of the Portfolio is generally expected to be low to moderate. Other factors, including interest rate risk and credit risk, can cause fluctuation in bond prices.

> Derivatives risk: The Portfolio may invest in fixed income futures and options. The Portfolio will not use these investments for speculative purposes or as leveraged investments that might exacerbate gains or losses. The Portfolio will invest in derivatives solely to meet shareholder redemptions or to gain exposure to the market. The principal risk of derivatives used in this context is that a derivative instrument might not be highly correlated with the security or securities for which it is being used as a substitute.

Bar Chart and Performance Table
The bar chart and table below provide an indication of the risk of investing in the Bond Portfolio. The bar chart shows how the Portfolio's annual performance has varied from year to year for the past ten calendar years. The table shows how the Portfolio's average annual returns for one, five and ten calendar years compare with those of the Lehman Brothers Aggregate Bond Index. Absent fee waivers and reimbursement of expenses, total returns would have been lower. The Portfolio's returns are net of its expenses, but do NOT reflect the additional fees and expenses of your variable annuity or variable life insurance contract. If those contract fees and expenses were included, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how it will perform in the future.

                    Bond Portfolio Total Returns

25.00%

20.00%

15.00%        11.02%
              |    |
10.00%  7.19% |    |                7.40%              8.21%
        |---| |    |  6.52%        |----|  6.81% 5.73% |---| 4.29%
 5.00%  |   | |    | |----|        |    | |----| |---| |   | |---| 2.14%
        |   | |    | |    |        |    | |    | |   | |   | |   | |---|
 0.00%  |---|-|----|-|----|-|----|-|----|-|----|-|---|-|---|-|---|-|---|
                                   |----| |----|
                                   -1.11%
-5.00%
         1996  1997   1998   1999   2000   2001  2002   2003  2004  2005



*Total return for the most recent calendar year quarter ended
March 31, 2006 was -0.01%.

During the period shown in the bar chart, the highest return for a calendar quarter was 4.02% (quarter ending 09/30/97) and the lowest return for a quarter was -2.89% (quarter ending 06/30/04).

Average Annual Total Returns for Periods Ended December 31, 2005

                                      1 Year   5 Years   10 Years
Bond Portfolio                         2.14%    5.42%      5.77%
Lehman Brothers Aggregate Bond Index   2.43%    5.87%      6.17%

                 PORTFOLIO OPERATING EXPENSES

This table describes fees and expenses of the Portfolios. The table does not reflect separate account or insurance contract fees and charges.

EXPENSES (as a percentage of average net assets)

                                                                   Total
                                        Management    Other      Operating
                                           Fees      Expenses    Expenses
S&P 500 Index Portfolio***                 .25%       .20%         .45%*
S&P MidCap 400 Index Portfolio             .30%       .24%         .54%*
Russell 2000 Small Cap Index Portfolio     .35%       .34%         .69%*
Nasdaq-100 Index Portfolio                 .35%       .30%         .65%*
EAFE International Index Portfolio         .56%       .69%        1.25%**
Balanced Index Portfolio                   .30%       .30%         .60%*
Lehman Aggregate Bond Index Portfolio      .30%       .30%         .60%*
Zenith Portfolio                           .64%       .25%         .89%
Bond Portfolio****                         .47%       .28%         .75%

* Total Operating Expenses in excess of .75% for the Russell 2000 Small Cap Index Portfolio, in excess of
     .65% for the Nasdaq-100 Index Portfolio, and in excess of .60% for the S&P 500 Index, S&P MidCap 400 Index, Balanced Index and Lehman Aggregate Bond Index Portfolios are paid by the Adviser, pursuant to the contractual limit in the investment advisory agreement.
** Total Operating Expenses in excess of 1.25% for the EAFE International Index Portfolio are paid by the Adviser, pursuant to the contractual limit in the investment advisory agreement. Also, the Adviser has voluntarily agreed to waive its fees and/or reimburse expenses of the Portfolio, to the extent necessary, to limit all expenses to .95% of the average daily net assets of the Portfolio until December 31, 2006.
*** The Adviser has voluntarily agreed to waive its fees and/or reimburse expenses of the S&P 500 Index Portfolio, to the extent necessary, to limit all expenses to .39% of the average daily net assets of the Portfolio until December 31, 2006. Also, total operating expenses for this Portfolio were adjusted for current expenses.
**** The Adviser has agreed to contractually limit its administrative service fee for the Bond Portfolio to the extent that such fee causes the total expense ratio of the Portfolio to exceed .75%.

EXAMPLE
Use the following table to compare fees and expenses of the Portfolios to other investment companies. It illustrates the amount of fees and expenses an investor would pay, assuming (1) a $10,000 investment, (2) 5% annual return, (3) redemption at the end of each time period, and (4) no changes in the Portfolios' total operating expenses.+ Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                                         1 Year  3 Years  5 Years  10 Years
S&P 500 Index Portfolio                   $ 46     $146     $254    $  571
S&P MidCap 400 Index Portfolio            $ 55     $174     $302    $  678
Russell 2000 Small Cap Index Portfolio    $ 71     $221     $385    $  861
Nasdaq-100 Index Portfolio                $ 67     $209     $363    $  812
EAFE International Index Portfolio        $128     $399     $690    $1,518
Balanced Index Portfolio                  $ 62     $193     $336    $  752
Lehman Aggregate Bond Index Portfolio     $ 62     $193     $336    $  752
Zenith Portfolio                          $ 91     $285     $495    $1,100
Bond Portfolio                            $ 77     $241     $418    $  933

----------
+ The 5% annual return is a standardized rate prescribed for the purpose of this example and does not represent the past or future return of the Fund.

The purpose of this table is to help you understand the Fund expenses that you may bear indirectly through your purchase of an insurance contract. THIS TABLE DOES NOT INCLUDE ANY CONTRACT OR VARIABLE ACCOUNT CHARGES. Those charges, along with the Fund's expenses, are contained in the prospectus for your contract.

This table should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.

      OTHER INVESTMENT POLICIES, STRATEGIES AND RISKS

FOREIGN SECURITIES
Each Portfolio may invest in foreign securities that are suitable for the Portfolio's investment objectives and policies. Foreign securities investments are limited to 25% of net assets for the Zenith, Bond, and Balanced Index Portfolios. Each Portfolio that invests in foreign securities limits not only its total purchases of foreign securities, but also its purchases for any single country. For "major countries," the applicable limit is 10% of Portfolio net assets for the Zenith, Bond and Balanced Index Portfolios; for other countries, the applicable limit is 5% for each Portfolio. "Major countries" currently include: The United Kingdom, Germany, France, Italy, Switzerland, Netherlands, Spain, Belgium, Canada, Mexico, Argentina, Chile, Brazil, Australia, Japan, Singapore, New Zealand, Hong Kong, Sweden and Norway. The S&P 500 Index Portfolio, S&P MidCap 400 Index Portfolio, Russell 2000 Small Cap Index Portfolio, Nasdaq-100 Index Portfolio, EAFE International Index Portfolio and Lehman Aggregate Bond Index Portfolio are limited to investing in those foreign securities included in the respective Indexes.

Investing in foreign securities involves risks which are not ordinarily associated with investing in domestic securities, including:

   o  political or economic instability in the foreign country;
   o diplomatic developments that could adversely affect the value of the foreign security;
   o  foreign government taxes;
   o costs incurred by a Portfolio in converting among various currencies;
   o  fluctuation in currency exchange rates;
   o the possibility of imposition of currency controls, expropriation or nationalization measures or withholding dividends at the source;
   o in the event of a default on a foreign debt security, possible difficulty in obtaining or enforcing a judgment against the issuer;
   o less publicly available information about foreign issuers than domestic issuers;
   o foreign accounting and financial reporting requirements are generally less extensive than those in the U.S.;
   o securities of foreign issuers are generally less liquid and more volatile than those of comparable domestic issuers;
   o there is often less governmental regulation of foreign exchanges, broker-dealers and issuers and brokerage costs may be higher than in the United States.

Foreign securities purchased by the Portfolios may include securities issued by companies located in countries not considered to be major industrialized nations. Such countries are subject to more economic, political and business risk than major industrialized nations, and the securities they issue may be subject to abrupt or erratic price fluctuations, and are expected to be more volatile and more uncertain as to payments of interest and principal. Developing countries may have relatively unstable governments, economies based only on a few industries, and securities markets that trade only a small number of securities. The secondary market for such securities is expected to be less liquid than for securities of major industrialized nations.

FOREIGN CURRENCY TRANSACTIONS
The EAFE International Index Portfolio, Zenith Portfolio and Bond Portfolio may engage in forward foreign currency contracts ("forward contracts") in connection with the purchase or sale of a specific security. A forward contract involves an obligation to purchase or sell a specific foreign currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.

The Portfolios will not enter into forward contracts for longer-term hedging purposes. The possibility of changes in currency exchange rates will be incorporated into the long-term investment considerations when purchasing the investment and subsequent considerations for possible sale of the investment.

HIGH YIELD BONDS
The Bond Portfolio may invest up to 25% of its assets in bonds rated below the four highest grades used by Standard & Poor's or Moody's (frequently referred to as "junk" bonds). These bonds present greater credit and market risks than higher rated bonds. Such risks relate not only to the greater financial weakness of the issuers of such securities but also to other factors including:

   o greater likelihood that an economic downturn or rising interest rates could create financial stress on the issuers of such bonds, possibly resulting in their defaulting on their obligations than is the case with higher-rated bonds;

   o greater likelihood that redemption or call provisions, if exercised in a period of lower interest rates, would result in the bonds being replaced by lower yielding securities;

   o limited trading markets that may make it more difficult to dispose of the bonds and more difficult to determine their fair value.

REPURCHASE AGREEMENTS
A repurchase agreement is a transaction where a Portfolio buys a security at one price and simultaneously agrees to sell that same security back to the original owner at a higher price. Each of the Portfolios may enter into repurchase agreement transactions from time to time. The Adviser reviews the creditworthiness of the other party to the agreement and must find it satisfactory before entering into the repurchase agreement. A majority of these agreements will mature in seven days or less. In the event of the bankruptcy of the other party, a Portfolio could experience delays in recovering its money, may realize only a partial recovery or even no recovery, and may also incur disposition costs.

REVERSE REPURCHASE AGREEMENTS
The S&P 500 Index Portfolio, S&P MidCap 400 Index Portfolio, Balanced Index Portfolio, Russell 2000 Small Cap Index Portfolio, Nasdaq-100 Index Portfolio, EAFE International Index Portfolio and Lehman Aggregate Bond Index Portfolio may enter into reverse repurchase agreements. Under reverse repurchase agreements, the Portfolio transfers possession of portfolio securities to banks or broker-dealers in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date by repaying the cash with interest. The Portfolio retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. While a reverse repurchase agreement is in effect, the custodian (when required) will segregate from other Portfolio assets an amount of cash or liquid high quality debt obligations equal in value to the repurchase price (including any accrued interest).

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS
For hedging purposes, including protecting the price or interest rate of securities that the Portfolio intends to buy, the S&P 500 Index Portfolio, S&P MidCap 400 Index Portfolio, Balanced Index Portfolio, Russell 2000 Small Cap Index Portfolio, Nasdaq-100 Index Portfolio, EAFE International Index Portfolio and Lehman Aggregate Bond Index Portfolio may enter into futures contracts that relate to securities in which it may directly invest and indexes comprised of such securities and may purchase and write call and put options on such contracts. Each Portfolio may invest up to 20% of its assets in such futures and/or options contracts.

A financial futures contract is a contract to buy or sell a specified quantity of financial instruments (such as U.S. Treasury bills, notes and bonds, commercial paper and bank certificates of deposit or the cash value of a financial instrument index at a specified future date at a price agreed upon when the contract is made). A stock index futures contract is a contract to buy or sell specified units of a stock index at a specified future date at a price agreed upon when the contract is made. The value of a unit is based on the current value of the contract index. Under such contracts no delivery of the actual stocks making up the index takes place. Rather, upon expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the index at expiration, net of variation margin previously paid.

Substantially all futures contracts are closed out before settlement date or called for cash settlement. A futures contract is closed out by buying or selling an identical offsetting futures contract. Upon entering into a futures contract, the Portfolio is required to deposit an initial margin with the custodian for the benefit of the futures broker. The initial margin serves as a "good faith" deposit that the Portfolio will honor their futures commitments. Subsequent payments (called "variation margin") to and from the broker are made on a daily basis as the price of the underlying investment fluctuates. In the event of the bankruptcy of the futures broker that holds margin on behalf of the Portfolio, the Portfolio may be entitled to return of margin owed to it only in proportion to the amount received by the broker's other customers. The Adviser will attempt to minimize this risk by monitoring the creditworthiness of the futures brokers with which the Portfolio does business.

Because the value of index futures depends primarily on the value of their underlying indexes, the performance of the broad-based contracts will generally reflect broad changes in common stock prices. However, because a particular Portfolio may not be invested in precisely the same proportion as the particular index, it is likely that the price changes of the Portfolio's index futures positions will not match the price changes of the Portfolio's other investments.

Options on futures contracts give the purchaser the right to assume a position at a specified price in a futures contract at any time before expiration of the option contract.

The Bond Portfolio may engage in certain limited options strategies as hedging techniques. These options strategies are limited to selling/writing call option contracts on U.S. Treasury Securities and call option contracts on futures on such securities held by the Portfolio (covered calls). The Portfolio may purchase call option contracts to close out a position acquired through the sale of a call option. The Portfolio will only write options that are traded on a domestic exchange or board of trade.

The S&P 500 Index, S&P MidCap 400 Index, Balanced Index, Russell 2000 Small Cap Index, Nasdaq-100 Index and EAFE International Index Portfolios may write and purchase covered put and call options on securities in which it may directly invest. Option transactions of the Portfolio will be conducted so that the total amount paid on premiums for all put and call options outstanding will not exceed 5% of the value of the Portfolio's total assets. Further, the Portfolio will not write put or call options or combination thereof if, as a result, the aggregate value of all securities or collateral used to cover its outstanding options would exceed 25% of the value of the Portfolio's total assets.

A call option is a short-term contract (generally nine months or less) which gives the purchaser of the option the right to purchase from the seller of the option (the Portfolio) the underlying security or futures contract at a fixed exercise price at any time prior to the expiration of the option period regardless of the market price of the underlying instrument during the period. A futures contract obligates the buyer to purchase and the seller to sell a predetermined amount of a security at a predetermined price at a selected time in the future. A call option on a futures contract gives the purchaser the right to assume a "long" position in a futures contract, which means that if the option is exercised the seller of the option (the Portfolio) would have the legal right (and obligation) to sell the underlying security to the purchaser at the specified price and future time.

As consideration for the call option, the buyer pays the seller (the Portfolio) a premium, which the seller retains whether or not the option is exercised. The selling of a call option will benefit the Portfolio if, over the option period, the underlying security or futures contract declines in value or does not appreciate to a price higher than the total of the exercise price and the premium. The Portfolio risks an opportunity loss of profit if the underlying instrument appreciates to a price higher than the exercise price and the premium. When the Adviser anticipates that interest rates will increase, the Portfolio may write call options in order to hedge against an expected decline in value of portfolio securities.

The Portfolio may close out a position acquired through selling a call option by buying a call option on the same security or futures contract with the same exercise price and expiration date as the option previously sold. A profit or loss on the transaction will result depending on the premium paid for buying the closing call option. If a call option on a futures contract is exercised, the Portfolio intends to close out the position immediately by entering into an offsetting transaction or by delivery of the underlying security (or other related securities).

Options transactions may increase the Portfolio's portfolio turnover rate and attendant transaction costs, and may be somewhat more speculative than other investment strategies. It may not always be possible to close out an options position, and with respect to options on futures contracts there is a risk of imperfect correlation between price movements of a futures contract (or option thereon) and the underlying security.

OPTIONS ON SECURITIES INDEXES
The S&P 500 Index, S&P MidCap 400 Index, Balanced Index, Russell 2000 Small Cap Index, Nasdaq-100 Index and EAFE International Index Portfolios may purchase or sell options on their respective Indexes, subject to the limitations set forth above and provided such options are traded on a national securities exchange or in the over-the-counter market. Options on securities indexes are similar to options on securities except there is no transfer of a security and settlement is in cash. A call option on a securities index grants the purchaser of the call, for a premium paid to the seller, the right to receive in cash an amount equal to the difference between the closing value of the index and the exercise price of the option times a multiplier established by the exchange upon which the option is traded.

COLLATERALIZED MORTGAGE OBLIGATIONS
The Portfolios other than the S&P 500 Index, S&P MidCap 400 Index, Russell 2000 Small Cap Index, Nasdaq-100 Index and EAFE International Index Portfolios may invest in collateralized mortgage obligations ("CMOs") or mortgage-backed bonds issued by financial institutions such as commercial banks, savings and loan associations, mortgage banks and securities broker-dealers (or affiliates of such institutions established to issue these securities). To a limited extent, the Portfolios may also invest in a variety of more risky CMOs, including interest only ("IOs"), principal only ("POs"), inverse floaters, or a combination of these securities.

LENDING PORTFOLIO SECURITIES
Each Portfolio may lend portfolio securities with a value up to 33 1/3% of its total assets. Such loans may be terminated at any time. The Portfolio will continuously maintain collateral equal to not less than 100% of the current market value (on a daily marked-to-market basis) of the loaned securities plus declared dividends and accrued interest. The Portfolio will retain most rights of beneficial ownership, including the right to receive dividends, interest or other distributions on loaned securities. Should the borrower of the securities fail financially, the Portfolio may experience delay in recovering the securities or loss of rights in the collateral. Loans will be made only to borrowers that the Adviser deems to be of good financial standing.

ASSET-BACKED AND MORTGAGE-BACKED SECURITIES
The Balanced Index Portfolio, Lehman Aggregate Bond Index Portfolio, Zenith Portfolio and Bond Portfolio may invest in asset-backed securities. Asset-backed securities may be classified either as pass-through certificates or collateralized obligations. Pass-through certificates are asset-backed securities which represent an undivided fractional ownership interest in an underlying pool of assets. Asset-backed securities issued in the form of debt instruments, also known as collateralized obligations, are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities may be of short maturity, such as commercial paper, or longer, such as bonds, and may be issued with only one class of security or have more than one class with some classes having rights to payments on the asset-backed security subordinate to the rights of the other classes. These subordinated classes will take the risk of default before the classes to which they are subordinated.

The Balanced Index Portfolio, Lehman Aggregate Bond Index Portfolio, Zenith Portfolio and Bond Portfolio may invest without limitation in asset-backed securities whose characteristics are consistent with the Portfolio's investment program and are not further limited below. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator of the debt obligations or any other affiliated entities and the amount and quality of any credit support provided to the securities. The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity. In addition, for asset-backed securities purchased at a premium, the premium may be lost in the event of early pre-payment which may result in a loss to the Portfolio.

The Balanced Index Portfolio, Lehman Aggregate Bond Index Portfolio, Zenith Portfolio and Bond Portfolio may invest in mortgage-backed securities. Mortgage-backed securities are securities representing interests in a pool of mortgages. Principal and interest payments made on the mortgages in the underlying mortgage pool are passed through to the Portfolio. The Balanced Index Portfolio, Lehman Aggregate Bond Index Portfolio, Zenith Portfolio and Bond Portfolio may invest without limitation in mortgage-backed securities whose characteristics are consistent with the Portfolio's investment program and are not further limited below. The actual prepayment experience of a pool of mortgage loans or other obligations may cause the yield realized by the Portfolio to differ from the yield calculated on the basis of the average life of the pool. (When a mortgage in the underlying mortgage pool is prepaid, an unscheduled principal prepayment is passed through to the Portfolio. This principal is returned to the Portfolio at par. As a result, if a mortgage security were trading at a premium, its total return would be lowered by prepayments, and if a mortgage security were trading at a discount, its total return would be increased by prepayments.) The value of these securities also may change because of changes in the market's perception of the creditworthiness of the federal agency that issued them. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies. In addition, for mortgage-backed securities purchased at a premium, the premium may be lost in the event of early prepayment which may result in a loss to the Portfolio.

MIXED AND SHARED FUNDING
The Fund offers its Pinnacle Series shares, without sales charge, only for purchase by separate accounts of The Union Central Life Insurance Company (including advances made by the life insurer in connection with the operation of the separate account) and other affiliated or unaffiliated insurance companies to fund benefits under both variable annuity contracts and variable universal life insurance policies. In the future, the Fund may also offer its Pinnacle Series shares directly to certain tax-qualified plans. The Fund's Board of Directors will monitor the Fund for the existence of any material irreconcilable conflict among the interests of such variable annuity and variable life insurance contract owners and, if and when applicable, the interests of participants in such qualified plans investing in the Fund. Insurance companies whose contracts are funded by investment in the Fund, the Adviser, and if applicable, trustees of certain qualified plans, will report any potential or existing conflicts to the Directors of the Fund. If it is determined by a majority of the Board, or by a majority of its Independent Directors, that a material irreconcilable conflict exists, the relevant insurance companies, the Adviser or plan trustees will, at their expense and to the extent reasonably practicable (as determined by a majority of the Independent Directors), take whatever steps are necessary to remedy or eliminate the irreconcilable material conflict.

INVESTMENT IN OTHER INVESTMENT VEHICLES
Each Portfolio other than the Zenith and Bond Portfolios may invest a portion of its assets in other pooled investment vehicles, and thus will incur its pro rata share of the investment vehicles' expenses. In addition, these Portfolios will be subject to the effects of business and regulatory developments that affect the underlying investment vehicles or the investment company industry generally.

OTHER INFORMATION
In addition to the investment policies described above, each Portfolio's investment program is subject to further restrictions which are described in the Statement of Additional Information. Unless otherwise specified, each Portfolio's investment objectives, policies and restrictions are not fundamental policies and may be changed without shareholder approval. Shareholder inquiries and requests for the Fund's Statement of Additional Information or annual report should be directed to the Fund at 1-800-999-1840, or at P.O. Box 40409, Cincinnati, Ohio 45240-0409.

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information.

                        FUND MANAGEMENT

INVESTMENT ADVISER
The Adviser is Summit Investment Partners, Inc., 312 Walnut Street, Suite 2500, Cincinnati, Ohio 45202. The Adviser was incorporated under the laws of Ohio on August 18, 1986, as successor to the advisory business of Carillon Investments, Inc., the investment adviser for the Fund since 1984. The Adviser is a wholly-owned subsidiary of The Union Central Life Insurance Company ("Union Central"), organized in 1867 under the laws of Ohio. On January 1, 2006, Union Central converted from an Ohio mutual life insurance company to an Ohio stock life insurance company subsidiary of a new Ohio mutual insurance holding company. The newly formed Ohio mutual insurance holding company immediately merged with and into Ameritas Acacia Mutual Holding Company, a Nebraska mutual insurance holding company, pursuant to an Agreement and Plan of Merger dated January 28, 2005. Upon consummation of the merger, Ameritas Acacia Mutual Holding Company changed its name to UNIFI Mutual Holding Company, and Union Central became an indirect subsidiary of UNIFI Mutual Holding Company. Subject to the direction and authority of Summit Mutual Funds' board of directors, the Adviser manages the investment and reinvestment of the assets of each Portfolio and provides administrative services and manages Summit Mutual Funds' business affairs.

Gary R.-, CFA, Nick J. Kotsonis, and Kevin P. Aug are jointly and primarily responsible for the day-to-day management of the S&P 500 Index Portfolio, S&P MidCap 400 Index Portfolio, Balanced Index Portfolio, Russell 2000 Small Cap Index Portfolio, Nasdaq-100 Index Portfolio and Lehman Aggregate Bond Index Portfolio.

Mr. Rodmaker is Managing Director - Investment Management of the Adviser and a Portfolio Manager for Index, Investment Grade and High Yield Corporate Bonds accounts. He has been affiliated with the Adviser and Union Central since 1989. He has 20 years of investment management experience.

Mr. Kotsonis is an Index and Fixed Income Analyst and joined
Summit in 2003 after graduating from Miami University.

Mr. Aug joined Summit in 2003 as an Investment Analyst for High
Yield and Index accounts. He has five years of investment management experience after receiving his MBA in 2001.

James R. McGlynn, CFA and Yvonne M. Bishop, CFA are jointly and primarily responsible for the day-to-day management of the Zenith
Portfolio.

Mr. McGlynn is Managing Director - Equities of the Adviser, and prior to joining Summit and Union Central in 1999, was employed by Tom Johnson Investment Management in Oklahoma, where he served since 1991, as Vice President and Co-Portfolio Manager for the UAM TJ Core Equity Fund. He has 26 years of experience in the investment industry.

Ms. Bishop is an Assistant Portfolio Manager for all Adviser equity accounts and joined Summit in 2000. She has 16 years of experience in the investment industry, and prior to joining the Adviser was employed by Pacholder Associates as a Sr. Vice President.

Mr. Rodmaker, Michael J. Schultz, Stephen M. Finley, CFA and D.
Scott Keller, CFA are jointly and primarily responsible for the day-to-day management of the Bond Portfolio.

Mr. Schultz is Managing Director - Fixed Income of the Adviser and has been affiliated with the Adviser and Union Central since
1992. He has 22 years of investment management experience after receiving his MBA.

Mr. Finley is an Assistant Portfolio Manager for all Adviser
Mortgage and Asset-backed Security accounts. He joined Summit in
2000 as a fixed income analyst and Union Central in 1994 as an actuarial associate.

Mr. Keller is an Assistant Portfolio Manager for all Adviser
Investment Grade Corporate Bond accounts.  He joined Summit in
2000 and Union Central in 1996. Prior to that, he was employed by Fidelity Brokerage Services for seven years.

The Statement of Additional Information provides additional information about each portfolio manager's compensation, other accounts managed, and ownership of Fund shares.

ADVISORY FEE
During the Fund's last fiscal year, the Fund paid the Adviser, as full compensation for all facilities and services furnished, a monthly fee computed separately for each Portfolio on a daily basis, at an annual rate, as follows:

Portfolio                                Advisory Fee
S&P 500 Index Portfolio                  .25% of the average daily net assets.
S&P MidCap 400 Portfolio                 .30% of the average daily net assets.
Russell 2000 Small Cap Index Portfolio   .35% of the average daily net assets.
Nasdaq-100 Index Portfolio               .35% of the average daily net assets.
EAFE International Index Portfolio       .56% of the average daily net assets.
Balanced Index Portfolio                 .30% of the average daily net assets.
Lehman Aggregate Bond Index Portfolio    .30% of the average daily net assets.
Zenith Portfolio                         .64% of the average daily net assets.
Bond Portfolio                           .47% of the average daily net assets.

A discussion regarding the basis of the Fund's board of directors approving the Fund's investment advisory and subadvisory arrangements is available in the Fund's annual report for the fiscal period ending December 31, 2005.

SUBADVISER
World Asset Management, a division of Munder Capital Management, 255 E. Brown Street, Suite 300, Birmingham, Michigan 48009, is the investment subadviser to the EAFE International Index Portfolio. Munder Capital Management is a Delaware general partnership with Munder Capital employees owning a minority interest and Comerica Bank owning the majority interest.

The Subadviser provides, subject to the Adviser's direction, a portion of the investment advisory services for which the Adviser is responsible. The services include investment research and advice with respect to securities, investments and cash equivalents in the Portfolio. As compensation for its services, the Subadviser receives a monthly fee computed on a daily basis, at an annual rate, equal to .10% of the current value of the Portfolio's net assets. The fee is paid by the Adviser, not the Portfolio.

Theodore D. Miller of World Asset Management is primarily responsible for the day-to-day management of the EAFE
International Index Portfolio.  Mr. Miller is Director,
International Investment, and has been with World Asset
Management since 1995. Prior to that he was employed by Interaccios Global, Inc., Kidder Peabody & Co., Salomon Brothers and McDonald and Co. in various investment management positions.

The Adviser or its affiliates may, out of their own resources and at no additional costs to the Portfolios or shareholders, pay insurance companies, broker-dealers and other financial intermediaries ("Intermediaries") for providing services to the Portfolios or to investors. Such payments, commonly referred to as "revenue sharing," do not increase Portfolio expenses and are not reflected in the fees and expenses listed in the expense table of this prospectus. The compensation received by Intermediaries via these payments may be more or less than the overall compensation received by the Intermediaries in connection with the sale of other investment products and may influence the products offered or recommended by the Intermediary, including the investment options available under your variable insurance contract. Shareholders may obtain more information about these arrangements, including associated conflicts of interest, from their Intermediary, and should so inquire if they would like additional information. Shareholders also may inquire of an Intermediary how the Intermediary will be compensated for investments made in the Portfolios.

CAPITAL STOCK
The Fund currently offers fifteen series of stock, including one for each of the nine Portfolios offered pursuant to this prospectus. In addition, the Russell 2000 Small Cap Index Portfolio offers a second class of stock (Class F) not offered pursuant to this Prospectus. The Fund also offers six funds that make up the Summit Apex Series which are not offered pursuant to this prospectus. Two of these Apex funds have two classes of stock.. Shares (including fractional shares) of each Portfolio have equal rights with regard to voting, redemptions, dividends, distributions, and liquidations with respect to that Portfolio. When issued, shares are fully paid and nonassessable and do not have preemptive or conversion rights or cumulative voting rights. The insurance companies will vote Fund shares allocated to their registered separate accounts in accordance with instructions received from their contract owners. It is anticipated that Union Central will have voting control of the Fund by virtue of the shares of the Fund allocated to its exempt separate accounts. With voting control, Union Central can make fundamental changes regardless of the voting instructions received from its contract owners.

PURCHASING AND REDEEMING SHARES
Shares of each Portfolio are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and may be offered to qualified pension and retirement plans. Investors do not deal directly with the Fund to purchase or redeem shares. Please refer to the prospectus for the separate account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the separate account that invests in the Portfolios.

VALUATION OF PORTFOLIO SHARES
Shares are purchased and redeemed at the net asset value per share of the Portfolios next determined after receipt and acceptance of a purchase order, or receipt of a redemption request, by the Fund or its agent. The net asset value of the shares of each Portfolio of the Fund is determined once daily, Monday through Friday, as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time), on days during which there are purchases or redemptions of Fund shares, except:

   o  when the New York Stock Exchange is closed or
   o any day on which changes in the value of the securities held by a Portfolio will not materially affect the current net asset value of the shares of the Portfolio.

Portfolio shares are valued by:

   o adding the values of all securities and other assets of the Portfolio,
   o  subtracting liabilities and expenses, and
   o dividing the resulting figure by the number of shares of the Portfolio outstanding.

Expenses, including the investment advisory fee payable to the Adviser, are accrued daily.

Securities held by the Portfolios, except for money market instruments maturing in 60 days or less, are valued at their market value if market quotations are readily available. Otherwise, including instances where a significant market event may impact the value of a portfolio security after the close of trading in the security, such securities are valued at fair value as determined in good faith under policies approved by the Fund's board of directors, although the actual calculations may be made by persons acting pursuant to the direction of the board. All money market instruments with a remaining maturity of 60 days or less are valued on an amortized cost basis.

Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. The Adviser makes such determinations in good faith in accordance with the Funds' valuation procedures, with the goal of accurately reflecting the current value of each Portfolio's portfolio holdings in the Portfolio's net asset value per share. There can be no assurance that the Portfolios could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Portfolios determine their net asset value per share.

If Portfolio investments are traded in markets on days that are not business days of the Portfolio, the Portfolio's net asset value may vary on days when investors cannot purchase or redeem shares.

                              TAXES

Each Portfolio has qualified and has elected to be taxed as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If a Portfolio qualifies as a "regulated investment company" and complies with the appropriate provisions of the Code, the Portfolio will pay no federal income taxes on the amounts distributed.

Each Portfolio also intends to comply with the diversification requirements of Section 817(h) of the Code and the underlying regulations for variable annuity and variable life insurance contracts so that owners of these contracts should not be subject to federal tax on distributions of dividends and income from a Portfolio to the insurance company's separate accounts. If a Portfolio fails to meet the diversification requirements under
Section 817(h) of the Code, income earned with respect to these contracts could become currently taxable to the owners of the variable annuity and variable life insurance contracts and income for prior periods with respect to these contracts could also be taxable.

Because insurance companies are currently the only shareholders of the Portfolios, no discussion is included herein as to the federal income tax consequences to shareholders. For information about the federal tax consequences of purchasing the contracts, see the prospectus for your contract. See the Statement of Additional Information for further information about tax matters.

                        EXCESSIVE TRADING

The Portfolios are not intended for excessive trading or market timing. Frequent trading into and out of a Portfolio can disrupt portfolio investment strategies, result in lower portfolio performance and increase portfolio expenses for all shareholders, including long-term shareholders who do not generate these costs. In particular, the Portfolios may have difficulty implementing their long-term investment strategies if forced to maintain a higher level of their assets in cash to accommodate significant short-term trading activity resulting from market timing. Excessive purchases and sales or exchanges of a Portfolio's shares may force the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate short term trading activity. In addition, a Portfolio may incur increased expenses if one or more investors engage in excessive or short-term trading. For example, a Portfolio may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs without attaining any investment advantage. Similarly, a Portfolio may bear increased administrative costs due to asset level and investment volatility that accompanies patterns of short-term trading activity. If the Fund in unable to detect those shareholders engaging in market timing and/or excessive trading, the previously mentioned harms associated with excessive trading (lower portfolio performance, liquidity risks, increased portfolio expenses, etc.) may occur.

The Portfolio is not designed to accommodate excessive trading and the Fund's Board of Directors has adopted policies to discourage excessive trading of the Portfolios' shares. If you wish to engage in excessive trading, we request that you do not purchase shares of the Portfolios. The Portfolios define "excessive trading" as exceeding one purchase and sale involving the Portfolios within any 120-day period. Accordingly, you can move substantial assets from a Portfolio to another Portfolio and, within the next 120 days, sell your shares in that Portfolio to return to the first Portfolio only once during any 120-day period.

The Fund monitors daily cash flows by account to detect possible excessive trading by individuals or groups. When suspicious activities occur that may indicate the possibility of excessive trading, the Fund will contact the insurance company and request that they investigate the activity. If excessive trading is found, in addition to any action that may be taken by the insurance company for excessive trading, the Fund will take the following actions if you exceed the number of trades described above: 1) the first time the Fund determines that you have traded excessively, the Fund or your insurance company will notify you in writing that your variable insurance product will be monitored for additional transactions in excess of the foregoing limits; 2) upon the second incidence of excessive trading by you, the Fund or your insurance company will bar you indefinitely from further purchases of shares of the Portfolio, including purchases in connection with exchange transactions. Two types of transactions are exempt from the excessive trading guidelines: (1) redemptions that are not part of exchanges and (2) systematic purchases or redemptions made through an automatic investment plan or an automatic withdrawal plan.

The Fund may, in its sole discretion, take any variable insurance contract off of the list of monitored contracts, or restore suspended transfer privileges if it determines that the transactions were inadvertent or were not done with the intent to market time. OTHERWISE, ALL OF THE POLICIES RELATED TO EXCESSIVE TRADING AND MARKET TIMING AS DESCRIBED IN THIS SECTION WILL BE APPLIED UNIFORMLY AND WITHOUT EXCEPTION. Other trading activities may be detrimental to the Portfolios. Therefore, variable insurance contracts may be placed on the list of monitored contracts despite the fact the contract owner has not exceeded the established transfer limits.

The Portfolios and their agents reserve the right not to accept in whole or in part, without prior notice, any purchase request, including exchange purchases from one Portfolio to another Portfolio, by any investor or group of investors indefinitely, for any reason, particularly if they believe that any combination of trading activity in the Portfolios is attributable to market timing or is otherwise excessive or potentially disruptive to the Portfolio. Some of the factors that may be considered when determining whether or not to accept a purchase request may include, but not be limited to:

   o  the number of transfers made in a defined period;
   o  the dollar amount of the transfer;
   o  the total assets of the Portfolio involved in the transfer;
   o the investment objectives of the particular portfolios involved in the transfers; and/or
   o whether the transfer appears to be a part of a pattern of transfers to take advantage of short-term market fluctuations or market inefficiencies.

The Fund currently does not assess a mandatory redemption fee, but may do so in the future.

The trading history of accounts under common ownership or control may be considered in enforcing these policies. Transactions placed through the same insurance company or plan sponsor on an omnibus basis may be rejected in whole or in part by a Portfolio. Transactions accepted by your insurance company or plan sponsor in violation of the Fund's excessive trading policy are not deemed accepted by the Portfolio and may be cancelled or revoked by the Portfolio on the next business day following the order by the insurance company.

While the Portfolios discourage excessive short-term trading and intend to apply their policies uniformly to all shareholders, the Portfolios cannot always know or reasonably detect such trading, particularly if it is facilitated by financial intermediaries or done through omnibus account arrangements. In addition, monitoring and discouraging excessive trading may require the cooperation of financial intermediaries, which cannot necessarily be assured.


           S&P, FRANK RUSSELL, NASDAQ AND MSCI DISCLAIMERS

The S&P 500 Index is an unmanaged index of common stocks comprised of 500 industrial, financial, utility and transportation companies. "Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500", "500", "S&P MidCap 400 Index",
and "Standard & Poor's MidCap 400 Index" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Summit Mutual Funds. Summit Mutual Funds is not sponsored, endorsed, sold or promoted by Standard & Poor's ("S&P"). S&P makes no representation or warranty, express or implied, to the beneficial owners of Summit Mutual Funds or any member of the public regarding the advisability of investing in securities generally or in Summit Mutual Funds particularly or the ability of the S&P 500 Index or the S&P MidCap 400 Index to track general stock market performance. S&P's only relationship to Summit Mutual Funds is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index and the S&P MidCap 400 Index which is determined, composed and calculated by S&P without regard to Summit Mutual Funds or the Funds. S&P has no obligation to take the needs of Summit Mutual Funds or the beneficial owners of the Funds into consideration in determining, composing or calculating the S&P 500 Index and the S&P MidCap 400 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Funds or the timing of the issuance or sale of the Funds or in the determination or calculation of the equation by which the Funds are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of Summit Mutual Funds.

The Russell 2000 Index is a trademark/service mark of the Frank Russell Company. Russell is a trademark of the Frank Russell Company. Summit Mutual Funds and the Russell 2000 Small Cap Index Portfolio are not promoted, sponsored or endorsed by, nor in any way affiliated with Frank Russell Company. Frank Russell is not responsible for and has not reviewed the Prospectus, and Frank Russell makes no representation or warranty, express or implied, as to its accuracy, or completeness, or otherwise.

Frank Russell Company reserves the right, at any time and without notice, to alter, amend, terminate or in any way change its Index. Frank Russell has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating the Index.

Frank Russell Company's publication of the Index in no way suggests or implies an opinion by Frank Russell Company as to the attractiveness or appropriateness of the investment in any or all securities upon which the Index is based. FRANK RUSSELL COMPANY MAKES NO REPRESENTATION, WARRANTY, OR GUARANTEE AS TO THE ACCURACY, COMPLETENESS, RELIABILITY, OR OTHERWISE OF THE INDEX OR DATA INCLUDED IN THE INDEX. FRANK RUSSELL COMPANY MAKES NO REPRESENTATION OR WARRANTY REGARDING THE USE, OR THE RESULTS OF USE, OF THE INDEX OR ANY DATA INCLUDED THEREIN, OR ANY SECURITY (OR COMBINATION THEREOF) COMPRISING THE INDEX. FRANK RUSSELL COMPANY MAKES NO OTHER EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY OF ANY KIND, INCLUDING, WITHOUT MEANS OF LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEX OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN.

"Nasdaq" and related marks are trademarks or service marks of The Nasdaq Stock Market, Inc. ("Nasdaq") and have been licensed for use for certain purposes by Summit Mutual Funds, Inc. and the Nasdaq-100 Index Portfolio. The Nasdaq-100 Index is composed and calculated by Nasdaq without regard to Summit Mutual Funds. Nasdaq makes no warranty, express or implied, and bears no liability with respect to the Nasdaq-100 Index Fund. Nasdaq makes no warranty, express or implied, and bears no liability with respect to Summit Mutual Funds, its use, or any data included therein.

THE EAFE INTERNATIONAL INDEX PORTFOLIO IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MORGAN STANLEY CAPITAL INTERNATIONAL INC. ("MSCI"), ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE "MSCI PARTIES"). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY [LICENSEE]. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THIS FUND PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THIS FUND OR THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THIS FUND TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY OR THE CONSIDERATION INTO WHICH THIS FUND IS REDEEMABLE. FURTHER, NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THIS FUND. ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THE FUND, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN.

NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARITES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

No purchaser, seller or holder of this security, product or fund, or any other person or entity, should use or refer to any MSCI trade name, trademark or service mark to sponsor, endorse, market or promote this security without first contacting MSCI to determine whether MSCI's permission is required. Under no circumstances may any person or entity claim any affiliation with MSCI without the prior written permission of MSCI.

                     FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each Portfolio's financial performance for the periods indicated. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, independent auditors, whose report, along with the Portfolios' financial statements, is incorporated by reference into the Statement of Additional Information and is available upon request. This information should be read in conjunction with the financial statements and notes thereto incorporated by reference into the Statement of Additional Information.

Computed on the basis of a share of capital stock outstanding throughout the period. Share amounts and net asset values have been adjusted as a result of the 1-for-5 reverse stock split on February 15, 2002.


                                                           S&P 500 Index Portfolio
                                                           -----------------------
                                                           Year Ended December 31,
                                           2005         2004         2003         2002         2001
                                         --------     --------     --------     --------     --------
Net asset value, beginning of period      $80.48       $73.21       $57.82       $75.15      $102.95
                                          ------       ------       ------       ------      -------
Investment Activities:
  Net investment income / (loss)            1.17         1.16(2)      0.81         0.69         0.80
  Net realized and unrealized
   gains / (losses)                         2.39         6.41        15.17       (17.53)      (12.15)
                                          ------       ------       ------       ------      -------
Total from Investment Activities            3.56         7.57        15.98       (16.84)      (11.35)
                                          ------       ------       ------       ------      -------
Distributions:
  Net investment income                    (1.19)       (0.30)       (0.59)       (0.38)       (0.55)
  Net realized gains                           -            -            -        (0.11)      (15.90)
                                          ------       ------       ------       ------      -------
Total Distributions                        (1.19)       (0.30)       (0.59)       (0.49)      (16.45)
                                          ------       ------       ------       ------      -------
Net asset value, end of period            $82.85       $80.48       $73.21       $57.82       $75.15
                                          ======       ======       ======       ======       ======
Total return                                4.52%       10.37%       27.98%      -22.55%      -12.39%

Ratios / Supplemental Data:
Ratio of expenses to
average net assets - net(1)                 0.39%        0.40%        0.52%        0.57%        0.46%
Ratio of expenses to
average net assets - gross                  0.49%        0.51%        0.54%        0.61%        0.47%
Ratio of net investment
 income / (loss) to
 average net assets                         1.49%        1.69%        1.25%        1.04%        0.88%
Portfolio turnover rate                     5.73%        1.59%        0.84%       10.51%        3.30%
Net assets, end of period (000's)       $290,666     $279,875      $79,766      $64,338      $92,639

(1) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Adviser.
(2) Per share amounts are based on average shares outstanding.

                        FINANCIAL HIGHLIGHTS

                            (Continued)

Computed on the basis of a share of capital stock outstanding throughout the period. Share amounts and net asset values have been adjusted as a result of the 1-for-5 reverse stock split on February 15, 2002.

                                                        S&P MidCap 400 Index Portfolio
                                                        ------------------------------
                                                            Year Ended December 31,
                                           2005         2004         2003         2002         2001
                                         --------     --------     --------     --------     --------
Net asset value, beginning of period      $60.76      $52.62       $39.29       $46.70       $59.55
                                          ------      ------       ------       ------       ------
Investment Activities:
  Net investment income / (loss)            0.52        0.35(2)      0.29         0.22         0.30
  Net realized and
    unrealized gains / (losses)             6.50        7.93        13.28        (7.25)       (1.00)
                                          ------      ------       ------       ------       ------

Total from Investment Activities            7.02        8.28        13.57        (7.03)       (0.70)
                                          ------      ------       ------       ------       ------
Distributions:
  Net investment income                    (0.33)      (0.14)       (0.24)       (0.23)       (0.20)
  Net realized gains                       (1.37)          -            -        (0.15)      (11.95)
                                          ------      ------       ------       ------       ------
Total Distributions                        (1.70)      (0.14)       (0.24)       (0.38)      (12.15)
                                          ------      ------       ------       ------       ------
Net asset value, end of period            $66.08      $60.76       $52.62       $39.29       $46.70
                                          ======      ======       ======       ======       ======
Total return                               11.94%      15.76%       34.74%      -15.15%       -1.25%

Ratios / Supplemental Data:
Ratio of expenses to
 average net assets - net (1)               0.54%       0.56%        0.60%        0.60%        0.60%
Ratio of expenses to
 average net assets - gross                 0.54%       0.56%        0.67%        0.81%        0.82%
Ratio of net investment
 income / (loss) to
 average net assets                         0.91%       0.68%        0.58%        0.53%        0.65%
Portfolio turnover rate                    19.07%      15.08%        8.54%       27.73%       18.57%
Net assets, end of period (000's)       $127,372     $99,775      $39,944      $23,180      $20,588

(1) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Adviser.
(2) Per share amounts are based on average shares outstanding.

                       FINANCIAL HIGHLIGHTS

                           (Continued)


Computed on the basis of a share of capital stock outstanding throughout the period. Share amounts and net asset values have been adjusted as a result of the 1-for-5 reverse stock split on February 15, 2002.

                                                   Russell 2000 Small Cap Index Portfolio
                                                   --------------------------------------
                                                           Year Ended December 31,
                                         2005         2004         2003         2002         2001
                                       --------     --------     --------     --------     --------
Net asset value, beginning of period     $63.92       $54.40       $37.52       $48.10       $49.95
                                         ------       ------       ------       ------       ------
Investment Activities:
  Net investment income / (loss)           0.41         0.31(2)      0.22         0.29         0.40
  Net realized and
   unrealized gains / (losses)             2.07         9.32        16.95       (10.31)        0.35
                                         ------       ------       ------       ------       ------
Total from Investment Activities           2.48         9.63        17.17       (10.02)        0.75
                                         ------       ------       ------       ------       ------
Distributions:
  Net investment income                   (0.31)       (0.11)       (0.29)       (0.09)       (0.45)
  Net realized gains                      (0.63)           -            -        (0.47)       (2.15)
                                         ------       ------       ------       ------       ------
Total Distributions                       (0.94)       (0.11)       (0.29)       (0.56)       (2.60)
                                         ------       ------       ------       ------       ------
Net asset value, end of period           $65.46       $63.92       $54.40       $37.52       $48.10
                                         ======       ======       ======       ======       ======
Total return                               4.01%       17.72%       46.19%      -21.05%        1.54%

Ratios / Supplemental Data:
Ratio of expenses to
 average net assets - net(1)               0.69%        0.75%        0.75%        0.75%        0.75%
Ratio of expenses to
 average net assets - gross                0.69%        0.76%        1.12%        1.33%        1.10%
Ratio of net investment
 income / (loss) to
 average net assets                        0.70%        0.60%        0.57%        0.65%        0.90%
Portfolio turnover rate                   25.20%       27.27%       23.87%       30.78%       32.70%
Net assets, end of period (000's)       $75,815      $68,770      $25,794      $13,863      $21,503


(1) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Adviser.
(2) Per share amounts are based on average shares outstanding.

                       FINANCIAL HIGHLIGHTS

                           (Continued)


Computed on the basis of a share of capital stock outstanding throughout the period. Share amounts and net asset values have been adjusted as a result of the 1-for-5 reverse stock split on February 15, 2002.

                                                        Nasdaq-100 Index Portfolio
                                                        --------------------------
                                                           Year Ended December 31,
                                           2005         2004         2003         2002         2001
                                         --------     --------     --------     --------     --------
Net asset value, beginning of period      $22.81       $20.72       $13.94       $22.30       $33.35
                                          ------       ------       ------       ------       ------
Investment Activities:
  Net investment income / (loss)            0.02         0.12        (0.04)       (0.07)           -
  Net realized and unrealized
    gains / (losses)                        0.26         1.97         6.82        (8.29)      (11.05)
                                          ------       ------       ------       ------       ------
Total from Investment Activities            0.28         2.09         6.78        (8.36)      (11.05)
                                          ------       ------       ------       ------       ------
Distributions:
  Net investment income                    (0.12)           -            -            -            -
                                          ------       ------       ------       ------       ------
Total Distributions                        (0.12)           -            -            -            -
                                          ------       ------       ------       ------       ------
Net asset value, end of period            $22.97       $22.81       $20.72       $13.94       $22.30
                                          ======       ======       ======       ======       ======
Total return                                1.30%       10.09%       48.64%      -37.49%      -33.13%

Ratios / Supplemental Data:
Ratio of expenses to
 average net assets - net(1)                0.65%        0.65%        0.65%        0.65%        0.65%
Ratio of expenses to
 average net assets - gross                 0.76%        0.79%        0.91%        1.11%        0.97%
Ratio of net investment
 income / (loss) to
 average net assets                         0.09%        0.61%       -0.31%       -0.43%       -0.21%
Portfolio turnover rate                    13.86%        4.19%        3.97%       11.79%        5.49%
Net assets, end of period (000's)        $26,330      $27,607      $23,350       $9,583      $14,560

(1) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Adviser.

                       FINANCIAL HIGHLIGHTS

                           (Continued)

Computed on the basis of a share of capital stock outstanding throughout the period.

                                                  EAFE International Index Portfolio
                                                  ----------------------------------
                                                                                 Period from
                                                                                 November 12,
                                                                                   2002(1)
                                                Year Ended December 31,         to December 31,
                                           2005        2004        2003              2002
                                         --------    --------    --------       --------------


Net asset value, beginning of period     $74.34      $64.41     $49.59             $50.00
                                         ------      ------     ------             ------
Investment Activities:
  Net investment income / (loss)           1.59        1.00(4)    1.34               0.19
  Net realized and unrealized
   gains / (losses)                        7.59       10.42      14.49              (0.60)
                                         ------      ------     ------             ------

Total from Investment Activities           9.18       11.42      15.83              (0.41)
                                         ------      ------     ------             ------

Distributions:
  Net investment income                   (0.72)      (0.69)     (0.19)                 -
  Net realized gains                      (0.82)      (0.80)     (0.82)                 -
                                         ------      ------     ------             ------

Total Distributions                       (1.54)      (1.49)     (1.01)                 -
                                         ------      ------     ------             ------

Net asset value, end of period           $81.98      $74.34     $64.41             $49.59
                                         ======      ======     ======             ======

Total return                              12.57%      18.02%     32.79%             -0.82%

Ratios / Supplemental Data:
Ratio of expenses to
 average net assets - net(2)               0.95%       0.95%      0.65%              0.65%(3)
Ratio of expenses to
 average net assets - gross                1.50%       1.69%      2.46%              1.99%(3)
Ratio of net investment
 income / (loss) to
 average net assets                        1.75%       1.70%      2.14%              2.24%(3)
Portfolio turnover rate                   76.61%      55.49%     75.27%            449.05%(3)
Net assets, end of period (000's)       $44,084     $50,938    $16,565            $22,234

(1) Commencement of operations.
(2) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Adviser.
(3) Annualized.
(4) Per share amounts are based on average shares outstanding.

                       FINANCIAL HIGHLIGHTS

                           (Continued)

Computed on the basis of a share of capital stock outstanding throughout the period. Share amounts and net asset values have been adjusted as a result of the 1-for-5 reverse stock split on February 15, 2002.

                                                          Balanced Index Portfolio
                                                          ------------------------
                                                           Year Ended December 31,
                                           2005         2004         2003         2002         2001
                                         --------     --------     --------     --------     --------

Net asset value, beginning of period      $45.55       $43.05       $37.50       $43.85       $48.05
                                          ------       ------       ------       ------       ------
Investment Activities:
  Net investment income / (loss)            1.07         0.95(2)      0.95         1.13         1.10
  Net realized and
    unrealized gains / (losses)             0.28         2.27         5.57        (6.01)       (3.15)
                                          ------       ------       ------       ------       ------
Total from Investment Activities            1.35         3.22         6.52        (4.88)       (2.05)
                                          ------       ------       ------       ------       ------
Distributions:
  Net investment income                    (1.16)       (0.72)       (0.97)       (1.47)       (0.60)
  Net realized gains                           -            -            -            -        (1.55)
                                          ------       ------       ------       ------       ------
Total Distributions                        (1.16)       (0.72)       (0.97)       (1.47)       (2.15)
                                          ------       ------       ------       ------       ------
Net asset value, end of period            $45.74       $45.55       $43.05       $37.50       $43.85
                                          ======       ======       ======       ======       ======
Total return                                3.04%        7.59%       17.70%      -11.27%       -4.38%

Ratios / Supplemental Data:
Ratio of expenses to
 average net assets - net(1)                0.60%        0.60%        0.60%        0.60%        0.60%
Ratio of expenses to
 average net assets - gross                 0.70%        0.71%        1.01%        1.10%        0.81%
Ratio of net investment
 income / (loss) to
 average net assets                         2.25%        2.23%        2.31%        2.78%        2.47%
Portfolio turnover rate                     3.85%       21.20%       25.45%       15.34%       35.84%
Net assets, end of period (000's)        $29,316      $33,356      $11,667      $10,638      $13,004

(1) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Adviser.
(2) Per share amounts are based on average shares outstanding.

                       FINANCIAL HIGHLIGHTS

                           (Continued)

Computed on the basis of a share of capital stock outstanding throughout the period.

                                                Lehman Aggregate Bond Index Portfolio
                                                -------------------------------------
                                                                              Period from
                                                                                April 1,
                                                                                2003 (1)
                                          Year Ended December 31,           to December 31,
                                           2005            2004                  2003
                                         --------        --------           --------------
Net asset value, beginning of period     $50.13          $49.78                $50.00
                                         ------          ------                ------
Investment Activities:
  Net investment income / (loss)           1.83            1.71(4)               1.32
  Net realized and
    unrealized gains / (losses)           (1.06)           0.03                 (0.49)
                                         ------          ------                ------
Total from Investment Activities           0.77            1.74                  0.83
                                         ------          ------                ------
Distributions:
  Net investment income                   (1.84)          (1.39)                (1.05)
                                         ------          ------                ------
Total Distributions                       (1.84)          (1.39)                (1.05)
                                         ------          ------                ------
Net asset value, end of period           $49.06          $50.13                $49.78
                                         ======          ======                ======
Total return                               1.57%          3.55%                  1.70%

Ratios / Supplemental Data:
Ratio of expenses to
 average net assets - net(2)               0.60%           0.60%                 0.60%(3)
Ratio of expenses to
 average net assets - gross                0.63%           0.71%                 1.10%(3)
Ratio of net investment
 income / (loss) to
 average net assets                        3.54%           3.26%                 2.83%(3)
Portfolio turnover rate                   15.93%          43.24%                31.94%(3)
Net assets, end of period (000's)       $37,657         $32,786               $10,296
                                         ------          ------                ------

(1) Commencement of operations.
(2) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Adviser.
(3) Annualized.
(4) Per share amounts are based on average shares outstanding.

                       FINANCIAL HIGHLIGHTS

                           (Continued)

Computed on the basis of a share of capital stock outstanding throughout the period. Share amounts and net asset values have been adjusted as a result of the 1-for-5 reverse stock split on February 15, 2002.

                                                             Zenith Portfolio
                                                             ----------------
                                                           Year Ended December 31,
                                           2005         2004         2003         2002         2001
                                         --------     --------     --------     --------     --------
Net asset value, beginning of period      $91.30       $80.76       $59.67       $82.75       $75.60
                                          ------       ------       ------       ------       ------
Investment Activities:
Net investment income / (loss)              1.35         1.47         1.17         1.11         1.40
Net realized and
    unrealized gains / (losses)             4.57        10.33        20.01       (18.92)        7.05
                                          ------       ------       ------       ------       ------
Total from Investment Activities            5.92        11.80        21.18       (17.81)        8.45
                                          ------       ------       ------       ------       ------
Distributions:
Net investment income                      (1.43)       (1.26)       (0.09)       (1.39)       (1.30)
Return of capital                              -            -            -        (3.88)           -
Net realized gains                         (4.01)           -            -            -            -
                                          ------       ------       ------       ------       ------
Total Distributions                        (5.44)       (1.26)       (0.09)       (5.27)       (1.30)
                                          ------       ------       ------       ------       ------
Net asset value, end of period            $91.78       $91.30       $80.76       $59.67       $82.75
                                          ======       ======       ======       ======       ======
Total return                                6.92%       14.77%       35.56%      -23.10%       11.24%

Ratios / Supplemental Data:
Ratio of expenses to
 average net assets - net(1)                0.89%        0.91%        0.93%        0.93%        0.81%
Ratio of expenses to
 average net assets - gross                 0.89%        0.91%        0.93%        0.93%        0.83%
Ratio of net investment
 income / (loss) to
 average net assets                         1.49%        1.74%        1.68%        1.52%        1.74%
Portfolio turnover rate                    57.30%       68.59%       71.70%       56.53%      102.03%
Net assets, end of period (000's)        $52,795      $51,864      $47,104      $38,218      $54,562
                                          ------       ------       ------       ------       ------

(1) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Adviser.

                       FINANCIAL HIGHLIGHTS

                           (Continued)

Computed on the basis of a share of capital stock outstanding throughout the period. Share amounts and net asset values have been adjusted as a result of the 1-for-5 reverse stock split on February 15, 2002.

                                                              Bond Portfolio
                                                              --------------
                                                           Year Ended December 31,
                                           2005         2004         2003         2002         2001
                                         --------     --------     --------     --------     --------

Net asset value, beginning of period      $48.26       $48.41       $47.93       $48.15       $47.30
                                          ------       ------       ------       ------       ------
Investment Activities:
 Net investment income / (loss)             2.42         1.67         3.25         2.70         3.15
 Net realized and
    unrealized gains / (losses)            (1.42)        0.36         0.56        (0.04)           -
                                          ------       ------       ------       ------       ------
Total from Investment Activities            1.00         2.03         3.81         2.66         3.15
                                          ------       ------       ------       ------       ------
Distributions:
 Net investment income                     (2.19)       (2.18)       (3.33)       (2.88)       (2.30)
                                          ------       ------       ------       ------       ------
Total Distributions                        (2.19)       (2.18)       (3.33)       (2.88)       (2.30)
                                          ------       ------       ------       ------       ------

Net asset value, end of period            $47.07       $48.26       $48.41       $47.93       $48.15
Total return                                2.14%        4.29%        8.21%        5.73%        6.81%
                                          ======       ======       ======       ======       ======
Ratios / Supplemental Data:
Ratio of expenses to
 average net assets - net(1)                0.75%        0.75%        0.75%        0.76%        0.79%
Ratio of expenses to
 average net assets - gross                 0.83%        0.82%        0.81%        0.85%        0.87%
Ratio of net investment
 income / (loss) to
 average net assets                         5.10%        4.05%        6.72%        5.86%        6.37%
Portfolio turnover rate                    32.96%       66.03%      109.52%       54.27%       65.14%
Net assets, end of period (000's)        $30,783      $36,300      $37,197      $35,415      $29,147

(1) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Adviser.

                     APPENDIX A:  RATINGS

CORPORATE BOND RATINGS

Moody's Investors Service, Inc.

   Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

   Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

   A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

   Baa - Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

   B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

   Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

   Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Standard & Poor's Ratings Group

   AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

   AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in a small degree.



   A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effect of changes in circumstances and economic conditions.

   BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

   BB-B-CCC-CC - Bonds rated BB, B, CCC, and CC are regarded, on balance, as predominately speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

COMMERCIAL PAPER RATINGS

Moody's Investors Service, Inc.

A Prime rating is the highest commercial paper rating assigned by Moody's Investors Service, Inc. Issuers rated Prime are further referred to by use of numbers 1, 2 and 3 to denote relative strength within this highest classification. Among the factors considered by Moody's in assigning ratings for an issuer are the following:

   o  management;
   o economic evaluation of the industry and an appraisal of speculative type risks which may be inherent in certain areas;
   o  competition and customer acceptance of products;
   o  liquidity;
   o  amount and quality of long-term debt;
   o  ten-year earnings trends;
   o financial strength of a parent company and the relationships which exist with the issuer; and
   o recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

Standard & Poor's Ratings Group

Commercial paper rated A by Standard & Poor's Ratings Group has the following characteristics:

   o  Liquidity ratios are better than the industry average.
   o Long-term senior debt rating is "A" or better. In some cases, BBB credits may be acceptable.
   o The issuer has access to at least two additional channels of borrowing.
   o Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances.
   o Typically, the issuer's industry is well established, the issuer has a strong position within its industry and the reliability and quality of management is unquestioned.

Issuers rated A are further referred to by use of numbers 1, 2 and 3 to denote relative strength within this classification.

A Statement of Additional Information dated May 1, 2006, which contains further information about the Summit Pinnacle Series of the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus. Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. A copy of the Statement of Additional Information or the Fund's annual and semi-annual reports may be obtained without charge by calling the Fund at 1-800-999-1840, or by writing the Fund at P.O. Box 40409, Cincinnati, Ohio 45240-0409. Since the Portfolios are only available as an investment option for variable insurance products, and the Portfolios' disclosure documents should be read in connection with the prospectus for the applicable variable insurance product, the Fund does not make the Fund's Statement of Additional Information or the Fund's annual and semi-annual reports available on the Fund's website.

The Fund's Statement of Additional Information, annual and semi-annual reports and certain other information about the Fund can be reviewed and copied at the SEC's public reference room (which will send copies of these documents upon request and for a fee). Information about the operation of the SEC's public reference room may be obtained by calling the SEC at 1-202-942-8090.
Copies of Fund documents may be requested by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-6009, or by electronic request at publicinfo@sec.gov.

These fund Documents and other information about the Fund are also available without charge at the SEC's web site:
http://www.sec.gov.



File 811-04000

                         Part A - 2

May 1, 2006


                        SUMMIT MUTUAL FUNDS, INC


Summit Mutual Funds, Inc. is a mutual fund with fifteen separate Portfolios, each with its own investment objective. We cannot assure you that any Portfolio will meet its objective. This Prospectus offers the Class F Shares of one of the Portfolios within the Summit Pinnacle Series. Its investment objectives are:



     The Russell 2000 Small Cap Index Portfolio seeks investment results that correspond to the investment performance of U.S. common stocks, as represented by the Russell 2000 Index.



THIS PROSPECTUS CONTAINS INFORMATION YOU SHOULD KNOW BEFORE ALLOCATING YOUR CONTRACT VALUES TO ANY OF THE PORTFOLIOS. IT SHOULD BE READ IN CONJUNCTION WITH THE SEPARATE ACCOUNT'S PROSPECTUS DESCRIBING THE VARIABLE INSURANCE CONTRACT. WE SUGGEST THAT YOU READ THIS PROSPECTUS AND KEEP IT FOR FUTURE REFERENCE.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION ("SEC") NOR ANY STATE. NEITHER THE SEC NOR ANY STATE HAS DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.






SMFI 514F - PINNACLE Russell 2000 (05-06)

                     TABLE OF CONTENTS

INTRODUCTION TO THE FUND.....................................3

PORTFOLIO PROFILE............................................3
  RUSSELL 2000 SMALL CAP INDEX PORTFOLIO.....................3

PORTFOLIO OPERATING EXPENSES.................................6

OTHER INVESTMENT POLICIES, STRATEGIES AND RISKS..............7
  FOREIGN SECURITIES.........................................7
  REPURCHASE AGREEMENTS......................................7
  REVERSE REPURCHASE AGREEMENTS..............................7
  FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS.........8
  OPTIONS ON SECURITIES INDEXES..............................9
  LENDING PORTFOLIO SECURITIES...............................9
  MIXED AND SHARED FUNDING...................................9
  INVESTMENT IN OTHER INVESTMENT VEHICLES...................10
OTHER INFORMATION...........................................10

FUND MANAGEMENT.............................................10
  INVESTMENT ADVISER........................................10
  ADVISORY FEE..............................................11

SHAREHOLDER INFORMATION.....................................11
  CAPITAL STOCK.............................................11
  DISTRIBUTION AND SHAREHOLDER SERVICE (12B-1)..............12
  PURCHASING AND REDEEMING SHARES...........................12
  VALUATION OF PORTFOLIO SHARES.............................12

TAXES.......................................................13

EXCESSIVE TRADING...........................................14

FRANK RUSSELL DISCLAIMER....................................15

FINANCIAL HIGHLIGHTS........................................16

                 INTRODUCTION TO THE FUND

This prospectus explains the objectives, risks and strategies of one of the Portfolios within the Summit Pinnacle Series of Summit Mutual Funds, Inc. (the "Fund"), which is advised by Summit Investment Partners, Inc. (the "Adviser"). The Portfolio is a mutual fund used as an investment option for variable annuity or variable life insurance contracts offered by insurance companies. Although you cannot purchase shares of the Portfolio directly, you can instruct your insurance company, subject to certain limitations, how to allocate your contract's values to the Portfolio. This prospectus offers the Class F shares of the Russell 2000 Small Cap Index Portfolio, which are subject to a Distribution and Shareholder Service (12b-1) Plan fee of 0.20% of the average net assets that is deducted from the net assets of the Class F shares.

The Portfolio Profile below summarizes important facts about the Portfolio, including its investment objective, strategy, risks and past investment performance. Investors should be aware that the investments made by the Portfolio and the results achieved by the Portfolio at any given time are not expected to be the same as those made by other mutual funds managed by the Adviser, including mutual funds with names, investment objectives and policies similar to the Portfolio. More detailed information about the Portfolio's investment policies and strategies is provided after the Profile, along with information about Portfolio expenses, share pricing and Financial Highlights.

The Union Central Life Insurance Company ("Union Central" - parent company of the Adviser) currently has voting control of Summit Mutual Funds. With voting control, Union Central may make fundamental and substantial changes (such as electing a new Board of Directors, changing the investment adviser or advisory fee, changing the Fund's fundamental investment objectives and policies, etc) regardless of the views of other shareholders.

                      PORTFOLIO PROFILE

RUSSELL 2000 SMALL CAP INDEX PORTFOLIO

Investment Objective
The Russell 2000 Small Cap Index Portfolio seeks investment results that correspond to the investment performance of U.S.
common stocks, as represented by the Russell 2000 Index.

Investment Strategies
The Russell 2000 Small Cap Index Portfolio seeks to substantially replicate the total return of the securities comprising the Russell 2000 Index, taking into consideration redemptions, sales of additional shares, and other adjustments described below. Precise replication of the capitalization weighting of the securities in the Russell 2000 Index is not feasible. The Russell 2000 Index Portfolio will attempt to achieve, in both rising and falling markets, a correlation of at least 95% between the total return of its net assets before expenses and the total return of the Russell 2000 Index. A correlation of 100% would represent perfect correlation between the Portfolio and Index performance. The correlation of the Portfolio's performance to that of the Russell 2000 Index should increase as the Portfolio grows. There can be no assurance that the Portfolio will achieve a 95% correlation.

The Russell 2000 Small Cap Index Portfolio may invest up to 5% of its assets in Russell 2000 iShares(R). Russell 2000 iShares(R) are units of ownership in a unit investment trust, representing undivided interests in a portfolio of securities in substantially the same weighting as the common stocks that comprise the Russell 2000 Index.

Under normal circumstances, the Portfolio will invest at least 80% of its assets in investments with economic characteristics similar to small cap stocks as represented in the Russell 2000 Index. Although the Adviser will attempt to invest as much of the Russell 2000 Small Cap Index Portfolio's assets as is practical in stocks included among the Russell 2000 Index and futures contracts and options relating thereto under normal market conditions, a portion of the Portfolio may be invested in money market instruments pending investment or to meet redemption requests or other needs for liquid assets. The Portfolio may also temporarily invest in S&P 500 Index futures and/or S&P MidCap 400 Index futures if, in the opinion of the Adviser, it is not practical to invest in Russell 2000 Index futures at a particular time due to liquidity or price considerations. In addition, for temporary defensive purposes, the Portfolio may invest up to 100% of its assets in government securities, money market instruments, or other fixed-income securities, or retain cash or cash equivalents.

The Portfolio may invest up to 20% of its assets in Russell 2000 Index futures contracts or options (or S&P MidCap 400 Index or S&P 500 Index futures contracts and options if, in the opinion of the Adviser, it is not practical to invest in Russell 2000 Index futures at a particular time due to liquidity or price considerations) in order to invest uncommitted cash balances, to maintain liquidity to meet shareholder redemptions, or minimize trading costs. The Portfolio may also sell covered calls on futures contracts or individual securities held in the Portfolio. As a temporary investment strategy, until the Portfolio reaches $50 million in net assets, the Portfolio may invest up to 100% of its assets in such futures and/or options contracts.

Primary Risks
An investment in the Portfolio entails investment risk, including possible loss of the principal amount invested. The Portfolio's primary risks include:

>   Market risk:  The Russell 2000 Small Cap Index Portfolio's total return, like stock prices generally, will fluctuate within a wide range in response to stock market trends, so a share of the Portfolio could drop in value over short or even long periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. While potentially offering greater opportunities for capital growth than larger, more established companies, the stocks of small-cap companies may be more volatile, especially during periods of economic uncertainty. These companies may face less certain growth prospects, or depend heavily on a limited line of products and services or the efforts of a small number of key management personnel. The securities of these companies may trade less frequently and in more limited volume than those of larger, more established companies. As a result, small-cap stocks may fluctuate more in value than large-cap and mid-cap stocks and funds that invest in them.

>   Investment style risk:  Stocks of small capitalization
companies, such as many of the companies represented in the Russell 2000 Index, occasionally go through periods of doing worse than the stock markets in general or other types of investments.

>   Correlation risk:  Because the Russell 2000 Small Cap Index
Portfolio has expenses, and the Russell 2000 Index does not, the Portfolio may be unable to replicate precisely the performance of the Index. While the Portfolio remains small, it may have a greater risk that its performance will not match that of the Index.

>   Derivatives risk:  The Portfolio may for hedging purposes
invest in stock futures and options, and stock index futures and options. The Portfolio will not use these investments for speculative purposes or as leveraged investments that might exacerbate gains or losses. The Portfolio will invest in derivatives solely to meet shareholder redemptions, to gain exposure to the market or as a temporary investment strategy when the Portfolio totals less than $50 million in net assets. The Portfolio will enter into futures contracts that are traded on national futures exchanges or listed options to mitigate any counter party default risk. The principal risk of derivatives used in this context is that a derivative instrument might not be highly correlated with the security or securities for which it is being used as a substitute.

>   Indexing risk:  The net asset value of the Portfolio may be disproportionately affected by short and long-term changes in the characteristics of the companies whose securities make up the Portfolio's benchmark index(indices), the general performance of such companies, modifications in the criteria for companies selected to make up the index, suspension or termination of the operation of the index, and the activities of issuers whose market capitalization represents a disproportionate amount of the total market capitalization of the index. In addition, because the Portfolio seeks to track the performance of its benchmark index, the Adviser will pursue this investment objective regardless of the investment performance of the benchmark index and without regard to the availability of potentially more attractive investments, subject to the Portfolio's temporary defensive investment authority.

>   Temporary defensive risk:  The Portfolio may temporarily
invest up to 100% of its assets in government securities, money market instruments or other fixed-income securities or retain larger than usual amounts of cash or cash equivalents during periods of significant uncertainty. The reasons for the uncertainty may include, but not be limited to, market reaction to a significant event, such as a natural disaster or other economic or political turmoil, or management's reaction to a significant event within the Portfolio, such as a pending material change in net assets resulting from of the loss of a large client. The duration of such an event may be brief or last for an extended period of time until the Portfolio Manager believes that it is appropriate to resume the Portfolio's long-term investment strategies. During such a temporary defensive period, the Portfolio likely will not achieve its objective of closely matching the results of Russell 2000 Index. Its temporary objective will be to preserve capital.

Bar Chart and Performance Table
The bar chart and table below provide an indication of the risk of investing in the Russell 2000 Small Cap Index Portfolio. The bar chart shows how the Portfolio's annual performance has varied from year to year since its inception. The table shows how the Portfolio's average annual returns for one year, five years, and since inception compare with those of the Russell 2000 Index. Absent fee waivers and reimbursement of expenses, total returns would have been lower. The Portfolio's returns are net of its expenses, but do NOT reflect the additional fees and expenses of your variable annuity or variable life insurance contract. If those contract fees and expenses were included, the returns would be lower. Keep in mind that the Portfolio's past performance does not indicate how it will perform in the future.

Investors should note that the performance shown relates to a class of shares of the Portfolio that is not offered in this prospectus. All classes of shares of the Portfolio will have substantially similar annual returns because all classes of shares of the Portfolio invest in the same pool of investments, although Class F shares' performance will be lower than the performance of the class shown because Class F shares have higher operating expenses due to the Class F Rule 12b-1 plan.

 Russell 2000 Small Cap Index Portfolio Total Returns

 50.00%                    46.19%
                           |----|
 40.00%                    |    |
                           |    |
 30.00%                    |    |
                           |    |
 20.00%                    |    |  17.72%
                           |    |  |----|
 10.00%   1.54%            |    |  |    |   4.01%
         |----|            |    |  |    |  |----|
  0.00%--|----|---|----|---|----|--|----|--|----|
          2001    |2002|    2003    2004    2005
-10.00%           |    |
                  |    |
-20.00%           |----|
                  -21.05%
-30.00%






*Total return for the most recent calendar year quarter ended
March 31, 2006 was 13.83%.

During the period shown in the bar chart, the highest return for a calendar quarter was 23.53% (quarter ending 06/30/03) and the lowest return for a quarter was -21.65% (quarter ending
09/30/02).

Average Annual Total Returns for Periods Ended December 31, 2005

                       1 Year     5 Years     Since Inception*
Clas</table>

*April 27, 2000. The inception date of the Class F Shares offered pursuant to this Prospectus was October 4, 2005.


                PORTFOLIO OPERATING EXPENSES

This table describes fees and expenses of the Portfolio. The table does not reflect separate account or insurance contract fees and charges. Therefore, fees and charges would be higher if separate account and insurance contract fees and charges were included.

ANNUAL EXPENSES (as a percentage of average net assets)

                                                   Distribution               Total
                                       Management   And Service    Other    Operating
                                          Fees     (12b-1) Fees   Expenses   Expenses
                                       ----------  ------------   --------  ---------
Russell 2000 Small Cap Index Portfolio    .35%         .20%         .34%      .89%*

* Total Operating Expenses in excess of .95% are paid by the Adviser, pursuant to the contractual limit in the investment advisory agreement.

EXAMPLE
The purpose of the table below is to help you understand the Portfolio expenses that you may bear indirectly through your purchase of an insurance contract. THIS TABLE DOES NOT INCLUDE ANY CONTRACT OR VARIABLE ACCOUNT CHARGES, AND IF IT DID, CHARGES WOULD BE HIGHER. Those charges, along with the Portfolio's expenses, are contained in the prospectus for your contract.

Use the following table to compare fees and expenses of the Portfolio to other investment companies. It illustrates the amount of fees and expenses an investor would pay, assuming (1) a $10,000 investment, (2) 5% annual return, (3) redemption at the end of each time period, and (4) no changes in the Portfolio's total operating expenses.+ Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                                        1 Year  3 Years
                                        ------  -------
Russell 2000 Small Cap Index Portfolio   $91     $285


-----------
+.The 5% annual return is a standardized rate prescribed for the purpose of this example and does not represent the past or future return of the Portfolio.

This table should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.

        OTHER INVESTMENT POLICIES, STRATEGIES AND RISKS

FOREIGN SECURITIES
The Portfolio may invest in foreign securities that are suitable for its investment objectives and policies. The Portfolio is limited to investing in those foreign securities included in its benchmark.

Investing in foreign securities involves risks which are not ordinarily associated with investing in domestic securities, including:

   o  political or economic instability in the foreign country;
   o diplomatic developments that could adversely affect the value of the foreign security;
   o  foreign government taxes;
   o costs incurred by the Portfolio in converting among various currencies;
   o  fluctuation in currency exchange rates;
   o the possibility of imposition of currency controls, expropriation or nationalization measures or withholding dividends at the source;
   o in the event of a default on a foreign debt security, possible difficulty in obtaining or enforcing a judgment against the issuer;
   o less publicly available information about foreign issuers than domestic issuers;
   o foreign accounting and financial reporting requirements are generally less extensive than those in the U.S.;
   o securities of foreign issuers are generally less liquid and more volatile than those of comparable domestic issuers;
   o there is often less governmental regulation of foreign exchanges, broker-dealers and issuers and brokerage costs may be higher than in the United States.

Foreign securities purchased by the Portfolio may include securities issued by companies located in countries not considered to be major industrialized nations. Such countries are subject to more economic, political and business risk than major industrialized nations, and the securities they issue may be subject to abrupt or erratic price fluctuations, and are expected to be more volatile and more uncertain as to payments of interest and principal. Developing countries may have relatively unstable governments, economies based only on a few industries, and securities markets that trade only a small number of securities. The secondary market for such securities is expected to be less liquid than for securities of major industrialized nations.

REPURCHASE AGREEMENTS
A repurchase agreement is a transaction where the Portfolio buys a security at one price and simultaneously agrees to sell that same security back to the original owner at a higher price. The Portfolio may enter into repurchase agreement transactions from time to time. The Adviser reviews the creditworthiness of the other party to the agreement and must find it satisfactory before entering into the repurchase agreement. A majority of these agreements will mature in seven days or less. In the event of the bankruptcy of the other party, the Portfolio could experience delays in recovering its money, may realize only a partial recovery or even no recovery, and may also incur disposition costs.

REVERSE REPURCHASE AGREEMENTS
The Portfolio may enter into reverse repurchase agreements.
Under reverse repurchase agreements, the Portfolio transfers possession of portfolio securities to banks or broker-dealers in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date by repaying the cash with interest. The Portfolio retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. While a reverse repurchase agreement is in effect, the custodian (when required) will segregate from other Portfolio assets an amount of cash or liquid high quality debt obligations equal in value to the repurchase price (including any accrued interest). In the event of the bankruptcy of the other party, the Portfolio could experience delays in recovering its securities, may realize only partial recovery or even no recovery, and may also incur added costs.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS
For hedging purposes, including protecting the price or interest rate of securities that the Portfolio intends to buy, the Portfolio may enter into futures contracts that relate to securities in which it may directly invest and indexes comprised of such securities and may purchase and write call and put options on such contracts. The Portfolio may invest up to 20% of its assets in such futures and/or options contracts.

A financial futures contract is a contract to buy or sell a specified quantity of financial instruments (such as U.S. Treasury bills, notes and bonds, commercial paper and bank certificates of deposit or the cash value of a financial instrument index at a specified future date at a price agreed upon when the contract is made). A stock index futures contract is a contract to buy or sell specified units of a stock index at a specified future date at a price agreed upon when the contract is made. The value of a unit is based on the current value of the contract index. Under such contracts no delivery of the actual stocks making up the index takes place. Rather, upon expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the index at expiration, net of variation margin previously paid.

Substantially all futures contracts are closed out before settlement date or called for cash settlement. A futures contract is closed out by buying or selling an identical offsetting futures contract. Upon entering into a futures contract, the Portfolio is required to deposit an initial margin with the custodian for the benefit of the futures broker. The initial margin serves as a "good faith" deposit that the Portfolio will honor its futures commitments. Subsequent payments (called "variation margin") to and from the broker are made on a daily basis as the price of the underlying investment fluctuates. In the event of the bankruptcy of the futures broker that holds margin on behalf of the Portfolio, the Portfolio may be entitled to return of margin owed to it only in proportion to the amount received by the broker's other customers. The Adviser will attempt to minimize this risk by monitoring the creditworthiness of the futures brokers with which the Portfolio does business.

Because the value of index futures depends primarily on the value of its underlying index, the performance of the broad-based contracts will generally reflect broad changes in common stock prices. However, because the Portfolio may not be invested in
precisely the same proportion as the   benchmark index, it is
likely that the price changes of the Portfolio's index futures positions will not match the price changes of the Portfolio's other investments.

Options on futures contracts give the purchaser the right to assume a position at a specified price in a futures contract at any time before expiration of the option contract.

The Russell 2000 Small Cap Index Portfolio may write and purchase covered put and call options on securities in which it may directly invest. Option transactions of the Portfolio will be conducted so that the total amount paid on premiums for all put and call options outstanding will not exceed 5% of the value of the Portfolio's total assets. Further, the Portfolio will not write put or call options or combination thereof if, as a result, the aggregate value of all securities or collateral used to cover its outstanding options would exceed 25% of the value of the Portfolio's total assets.

A call option is a short-term contract (generally nine months or less) which gives the purchaser of the option the right to purchase from the seller of the option (the Portfolio) the underlying security or futures contract at a fixed exercise price at any time prior to the expiration of the option period regardless of the market price of the underlying instrument during the period. A futures contract obligates the buyer to purchase and the seller to sell a predetermined amount of a security at a predetermined price at a selected time in the future. A call option on a futures contract gives the purchaser the right to assume a "long" position in a futures contract, which means that if the option is exercised the seller of the option (the Portfolio) would have the legal right (and obligation) to sell the underlying security to the purchaser at the specified price and future time.

As consideration for the call option, the buyer pays the seller (the Portfolio) a premium, which the seller retains whether or not the option is exercised. The selling of a call option will benefit the Portfolio if, over the option period, the underlying security or futures contract declines in value or does not appreciate to a price higher than the total of the exercise price and the premium. The Portfolio risks an opportunity loss of profit if the underlying instrument appreciates to a price higher than the exercise price and the premium. When the Adviser anticipates that interest rates will increase, the Portfolio may write call options in order to hedge against an expected decline in value of portfolio securities.

The Portfolio may close out a position acquired through selling a call option by buying a call option on the same security or futures contract with the same exercise price and expiration date as the option previously sold. A profit or loss on the transaction will result depending on the premium paid for buying the closing call option. If a call option on a futures contract is exercised, the Portfolio intends to close out the position immediately by entering into an offsetting transaction or by delivery of the underlying security (or other related securities).

Options transactions may increase the Portfolio's portfolio turnover rate and attendant transaction costs, and may be somewhat more speculative than other investment strategies. It may not always be possible to close out an options position, and with respect to options on futures contracts there is a risk of imperfect correlation between price movements of a futures contract (or option thereon) and the underlying security.

OPTIONS ON SECURITIES INDEXES
The Russell 2000 Small Cap Index Portfolio may purchase or sell options on its respective Index, subject to the limitations set forth above and provided such options are traded on a national securities exchange or in the over-the-counter market. Options on securities indexes are similar to options on securities except there is no transfer of a security and settlement is in cash. A call option on a securities index grants the purchaser of the call, for a premium paid to the seller, the right to receive in cash an amount equal to the difference between the closing value of the index and the exercise price of the option times a multiplier established by the exchange upon which the option is traded.

LENDING PORTFOLIO SECURITIES
The Portfolio may lend portfolio securities with a value up to 33 1/3% of its total assets. Such loans may be terminated at any time. The Portfolio will continuously maintain collateral equal to not less than 100% of the current market value (on a daily marked-to-market basis) of the loaned securities plus declared dividends and accrued interest. The Portfolio will retain most rights of beneficial ownership, including the right to receive dividends, interest or other distributions on loaned securities. Should the borrower of the securities fail financially, the Portfolio may experience delay in recovering the securities or loss of rights in the collateral. Loans will be made only to borrowers that the Adviser deems to be of good financial standing.

MIXED AND SHARED FUNDING
The Fund offers its Pinnacle Series shares, without sales charge, only for purchase by separate accounts of The Union Central Life Insurance Company (including advances made by the life insurer in connection with the operation of the separate account) and other affiliated and unaffiliated insurance companies to fund benefits under both variable annuity contracts and variable universal life insurance policies. In the future, the Fund may also offer its Pinnacle Series shares directly to certain tax-qualified plans. The Fund's Board of Directors will monitor the Fund for the existence of any material irreconcilable conflict among the interests of such variable annuity and variable life insurance contract owners and, if and when applicable, the interests of participants in such qualified plans investing in the Fund. Insurance companies whose contracts are funded by investment in the Fund, the Adviser, and if applicable, trustees of certain qualified plans, will report any potential or existing conflicts to the Directors of the Fund. If it is determined by a majority of the Board, or by a majority of its Independent Directors, that a material irreconcilable conflict exists, the relevant insurance companies, the Adviser or plan trustees will, at their expense and to the extent reasonably practicable (as determined by a majority of the Independent Directors), take whatever steps are necessary to remedy or eliminate the irreconcilable material conflict.

INVESTMENT IN OTHER INVESTMENT VEHICLES
The Portfolio may invest a portion of its assets in other pooled investment vehicles, and thus will incur its pro rata share of the investment vehicles' expenses. In addition, these Portfolios will be subject to the effects of business and regulatory developments that affect the underlying investment vehicles or the investment company industry generally.

OTHER INFORMATION
In addition to the investment policies described above, the Portfolio's investment program is subject to further restrictions which are described in the Statement of Additional Information. Unless otherwise specified, the Portfolio's investment objectives, policies and restrictions are not fundamental policies and may be changed without shareholder approval. Shareholder inquiries and requests for the Fund's Statement of Additional Information or annual report should be directed to the Fund at 1-800-999-1840, or at P.O. Box 40409, Cincinnati, Ohio 45240-0409.

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information.

FUND MANAGEMENT

INVESTMENT ADVISER
The Adviser is Summit Investment Partners, Inc., 312 Walnut Street, Suite 2500, Cincinnati, Ohio 45202. The Adviser was incorporated under the laws of Ohio on August 18, 1986, as successor to the advisory business of Carillon Investments, Inc., the investment adviser for the Fund since 1984. The Adviser is a wholly-owned subsidiary of The Union Central Life Insurance Company ("Union Central"), organized in 1867 under the laws of Ohio. On January 1, 2006, Union Central converted from an Ohio mutual life insurance company to an Ohio stock life insurance company subsidiary of a new Ohio mutual insurance holding company. The newly formed Ohio mutual insurance holding company immediately merged with and into Ameritas Acacia Mutual Holding Company, a Nebraska mutual insurance holding company, pursuant to an Agreement and Plan of Merger dated January 28, 2005. Upon consummation of the merger, Ameritas Acacia Mutual Holding Company changed its name to UNIFI Mutual Holding Company, and Union Central became an indirect subsidiary of UNIFI Mutual Holding Company. Subject to the direction and authority of the Fund's board of directors, the Adviser manages the investment and reinvestment of the assets of the Portfolio and provides administrative services and manages the Fund's business affairs.

Gary R. Rodmaker, CFA, Nick J. Kotsonis, and Kevin P. Aug are jointly and primarily responsible for the day-to-day management of the Russell 2000 Small Cap Index Portfolio.

Mr. Rodmaker is Managing Director - Investment Management of the Adviser and a Portfolio Manager for Index, Investment Grade and High Yield Corporate Bonds accounts. He has been affiliated with the Adviser and Union Central since 1989. He has 20 years of investment management experience.

Mr. Kotsonis is an Index and Fixed Income Analyst and joined
Summit in 2003 after graduating from Miami University.

Mr. Aug joined Summit in 2003 as an Investment Analyst for High
Yield and Index accounts. He has five years of investment management experience after receiving his MBA in 2001.

The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed, and ownership of Fund shares.

ADVISORY FEE
During the Fund's last fiscal year, the Fund paid the Adviser, as full compensation for all facilities and services furnished, a monthly fee computed for the Portfolio on a daily basis, at an annual rate, as follows:

                Portfolio                             Advisory Fee
Russell 2000 Small Cap Index Portfolio     .35% of the average daily net assets.

The Adviser or its affiliates may, out of their own resources and at no additional costs to the Portfolios or shareholders, pay insurance companies, broker-dealers and other financial intermediaries ("Intermediaries") for providing services to the Portfolios or to investors. Such payments, commonly referred to as "revenue sharing," do not increase Portfolio expenses and are not reflected in the fees and expenses listed in the expense table of this prospectus. The compensation received by Intermediaries via these payments may be more or less than the overall compensation received by the Intermediaries in connection with the sale of other investment products and may influence the products offered or recommended by the Intermediary, including the investment options available under your variable insurance contract. Shareholders may obtain more information about these arrangements, including associated conflicts of interest, from their Intermediary, and should so inquire if they would like additional information. Shareholders also may inquire of an Intermediary how the Intermediary will be compensated for investments made in the Portfolio.

A discussion regarding the basis of the Fund's board of directors approving the Fund's investment advisory and subadvisory arrangements is available in the Fund's annual report for the fiscal period ending December 31, 2005.


                     SHAREHOLDER INFORMATION

CAPITAL STOCK
Summit Mutual Funds, Inc. ("the Fund") currently offers fifteen series of stock, including nine Portfolios that make up the Summit Pinnacle Series. One of the Pinnacle Portfolios, The Russell 2000 Small Cap Index Portfolio, has two classes of stock, one of which (the Class F shares) is offered pursuant to this prospectus. The Fund also has six funds that make up the Summit Apex Series, two of these Apex Funds have two classes of stock. Shares (including fractional shares) of each Portfolio have equal rights with regard to voting, redemptions, dividends, distributions, and liquidations with respect to that Portfolio. When issued, shares are fully paid and nonassessable and do not have preemptive or conversion rights or cumulative voting rights. The insurance companies will vote Fund shares allocated to their registered separate accounts in accordance with instructions received from their contract owners. It is anticipated that Union Central will have voting control of the Fund by virtue of the shares of the Summit Fund allocated to its exempt separate accounts. With voting control, Union Central can make fundamental changes regardless of the voting instructions received from its contract owners.

DISTRIBUTION AND SHAREHOLDER SERVICE (12b-1) PLAN
This prospectus offers Class F shares of the Portfolio, which are subject to a Distribution and Shareholder Service Plan adopted by the Fund under Rule 12b-1 of the Investment Company Act of 1940.The Portfolio pays the Distributor a fee for distribution assistance and/or shareholder services in connection with the Class F shares, and related payments the Distributor makes to banks, financial planners, retirement plan service providers, broker/dealers and other institutions. The fee will not exceed, on an annual basis, 0.20% of the average daily net assets attributable to the Portfolio's Class F shares. Because the fee is paid out of the assets of the Class F shares on an ongoing basis, over time, the fee will increase the cost and reduce the return of an investment and may cost you more than paying other types of sales charges.

The Adviser or Distributor may pay additional fees to financial intermediaries out of their own assets (and not from the Fund) in exchange for sales and/or administrative services performed on behalf of the intermediaries' customers. Such payments and compensation, commonly referred to as "revenue sharing," are in addition to the sales charges, 12b-1 plan fees and other fees paid to such financial intermediaries, and may be made to brokers and other financial intermediaries that provide services to the Fund and/or investors in the Fund, including (without limitation) shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the broker or other financial intermediary. Compensation may also be paid to brokers and other financial intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list, in other sales programs, or as an expense reimbursement in cases where the broker or other financial intermediary provides shareholder services to fund shareholders. The compensation received by financial intermediaries through sales charges, other fees payable with respect to the Fund, and/or revenue sharing arrangements for selling shares of the Fund may be more or less than the overall compensation on similar or other products and may influence your broker or other financial intermediary to present and recommend the Fund over other investment options available in the marketplace.

Revenue sharing payments are not financed by the Fund, and thus, do not result in increased Fund expenses. They are not reflected in the "Portfolio Operating Expenses" discussion above. Investors may obtain more information about these arrangements, including the conflicts of interests that such arrangements may create, from their brokers and other financial intermediaries, and should so inquire if they would like additional information.

PURCHASING AND REDEEMING SHARES
Shares of the Portfolio are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and may be offered to qualified pension and retirement plans. Investors do not deal directly with the Fund to purchase or redeem shares. Please refer to the prospectus for the separate account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the separate account that invests in the Portfolio.

VALUATION OF PORTFOLIO SHARES
Shares are purchased and redeemed at the net asset value per share of the Portfolio next determined after receipt and acceptance of a purchase order, or receipt of a redemption request, by the Fund or its agent. The net asset value of the shares of the Portfolio is determined once daily, Monday through Friday, as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time), on days during which there are purchases or redemptions of Fund shares, except:

   o  when the New York Stock Exchange is closed or
   o any day on which changes in the value of the securities held by the Portfolio will not materially affect the current net asset value of the shares of the Portfolio.

Portfolio shares are valued by:

   o adding the values of all securities and other assets of the Portfolio,
   o  subtracting liabilities and expenses, and
   o dividing the resulting figure by the number of shares of the Portfolio outstanding.

Expenses, including the investment advisory fee payable to the Adviser, are accrued daily.

Securities held by the Portfolio, except for money market instruments maturing in 60 days or less, are valued at their market value if market quotations are readily available. Otherwise, including instances where a significant market event may impact the value of a portfolio security after the close of trading in the security, such securities are valued at fair value as determined in good faith under policies approved by the Fund's board of directors, although the actual calculations may be made by persons acting pursuant to the direction of the board. All money market instruments with a remaining maturity of 60 days or less are valued on an amortized cost basis.

Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. The Adviser makes such determinations in good faith in accordance with the Funds' valuation procedures, with the goal of accurately reflecting the current value of the Portfolio's portfolio holdings in the Portfolio net asset value per share. There can be no assurance that the Portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Portfolio determines its net asset value per share.

If Portfolio investments are traded in markets on days that are not business days of the Portfolio, the Portfolio's net asset value may vary on days when investors cannot purchase or redeem shares.

                             TAXES

The Portfolio has qualified and has elected to be taxed as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If a Portfolio qualifies as a "regulated investment company" and complies with the appropriate provisions of the Code, the Portfolio will pay no federal income taxes on the amounts distributed.

The Portfolio also intends to comply with the diversification requirements of Section 817(h) of the Code and the underlying regulations for variable annuity and variable life insurance contracts so that owners of these contracts should not be subject to federal tax on distributions of dividends and income from the Portfolio to the insurance company's separate accounts. If the Portfolio fails to meet the diversification requirements under
Section 817(h) of the Code, income earned with respect to these contracts could become currently taxable to the owners of the variable annuity and variable life insurance contracts and income for prior periods with respect to these contracts could also be taxable.

Because insurance companies are currently the only shareholders of the Portfolio, no discussion is included herein as to the federal income tax consequences to shareholders. For information about the federal tax consequences of purchasing the contracts, see the prospectus for your contract.

See the Statement of Additional Information for further information about tax matters.


                      EXCESSIVE TRADING

The Portfolio is not intended for excessive trading or market timing. Frequent trading into and out of the Portfolio can disrupt portfolio investment strategies, result in lower portfolio performance and increase portfolio expenses for all shareholders, including long-term shareholders who do not generate these costs. In particular, the Portfolio may have difficulty implementing its long-term investment strategies if forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity resulting from market timing. Excessive purchases and sales or exchanges of a Portfolio's shares may force the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate short term trading activity. In addition, the Portfolio may incur increased expenses if one or more investors engage in excessive or short-term trading. For example, the Portfolio may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs without attaining any investment advantage. Similarly, the Portfolio may bear increased administrative costs due to asset level and investment volatility that accompanies patterns of short-term trading activity. If the Fund in unable to detect those shareholders engaging in market timing and/or excessive trading, the previously mentioned harms associated with excessive trading (lower portfolio performance, liquidity risks, increased portfolio expenses, etc.) may occur.

The Portfolio is not designed to accommodate excessive trading and the Fund's Board of Directors has adopted policies to discourage excessive trading of the Portfolio's shares. If you wish to engage in excessive trading, we request that you do not purchase shares of the Portfolio. The Portfolio defines "excessive trading" as exceeding one purchase and sale involving the Portfolios within any 120-day period. Accordingly, you can move substantial assets from the Portfolio to another series of the Fund and, within the next 120 days, sell your shares in that series to return to the Portfolio only once during any 120 day period.

The Fund monitors daily cash flows by account to detect possible excessive trading by individuals or groups. When suspicious activities occur that may indicate the possibility of excessive trading, the Fund will contact the insurance company and request that they investigate the activity. If excessive trading is found, in addition to any action that may be taken by the insurance company for excessive trading, the Fund will take the following actions if you exceed the number of trades described above: 1) the first time the Fund determines that you have traded excessively, the Fund or your insurance company will notify you in writing that your variable insurance product will be monitored for additional transactions in excess of the foregoing limits; 2) upon the second incidence of excessive trading by you, the Fund or your insurance company will bar you indefinitely from further purchases of shares of the Portfolio, including purchases in connection with exchange transactions. Two types of transactions are exempt from the excessive trading guidelines: (1) redemptions that are not part of exchanges and (2) systematic purchases or redemptions made through an automatic investment plan or an automatic withdrawal plan.

The Fund may, in its sole discretion, take any variable insurance contract off of the list of monitored contracts, or restore suspended transfer privileges if it determines that the transactions were inadvertent or were not done with the intent to market time. OTHERWISE, ALL OF THE POLICIES RELATED TO EXCESSIVE TRADING AND MARKET TIMING AS DESCRIBED IN THIS SECTION WILL BE APPLIED UNIFORMLY AND WITHOUT EXCEPTION. Other trading activities may be detrimental to the Portfolio. Therefore, variable insurance contracts may be placed on the list of monitored contracts despite the fact the contract owner has not exceeded the established transfer limits.

The Portfolio and its agents reserve the right not to accept in whole or in part, without prior notice, any purchase request, including exchange purchases from one Portfolio to another Portfolio, by any investor or group of investors indefinitely, for any reason, particularly if they believe that any combination of trading activity in the Portfolio is attributable to market timing or is otherwise excessive or potentially disruptive to the Portfolio. Some of the factors that may be considered when determining whether or not to accept a purchase request may include, but not be limited to:

   o  the number of transfers made in a defined period;
   o  the dollar amount of the transfer;
   o  the total assets of the Portfolio involved in the transfer;
   o the investment objectives of the particular portfolios involved in the transfers; and/or
   o whether the transfer appears to be a part of a pattern of transfers to take advantage of short-term market fluctuations or market inefficiencies.

The Fund currently does not assess a mandatory redemption fee, but may do so in the future.

The trading history of accounts under common ownership or control may be considered in enforcing these policies. Transactions placed through the same insurance company or plan sponsor on an omnibus basis may be rejected in whole or in part by a Portfolio. Transactions accepted by your insurance company or plan sponsor in violation of the Fund's excessive trading policy are not deemed accepted by the Portfolio and may be cancelled or revoked by the Portfolio on the next business day following the order by the insurance company.

While the Fund discourages excessive short-term trading and intends to apply these policies uniformly to all shareholders, the Funds cannot always know or reasonably detect such trading, particularly if it is facilitated by financial intermediaries or done through omnibus account arrangements. In addition, monitoring and discouraging excessive trading may require the cooperation of financial intermediaries, which cannot necessarily be assured.

                    FRANK RUSSELL DISCLAIMER

The Russell 2000 Index is a trademark/service mark of the Frank Russell Company. Russell is a trademark of the Frank Russell Company. Summit Mutual Funds and the Russell 2000 Small Cap Index Portfolio are not promoted, sponsored or endorsed by, nor in any way affiliated with Frank Russell Company. Frank Russell is not responsible for and has not reviewed the Prospectus, and Frank Russell makes no representation or warranty, express or implied, as to its accuracy, or completeness, or otherwise.

Frank Russell Company reserves the right, at any time and without notice, to alter, amend, terminate or in any way change its Index. Frank Russell has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating the Index.

Frank Russell Company's publication of the Index in no way suggests or implies an opinion by Frank Russell Company as to the attractiveness or appropriateness of the investment in any or all securities upon which the Index is based. FRANK RUSSELL COMPANY MAKES NO REPRESENTATION, WARRANTY, OR GUARANTEE AS TO THE ACCURACY, COMPLETENESS, RELIABILITY, OR OTHERWISE OF THE INDEX OR DATA INCLUDED IN THE INDEX. FRANK RUSSELL COMPANY MAKES NO REPRESENTATION OR WARRANTY REGARDING THE USE, OR THE RESULTS OF USE, OF THE INDEX OR ANY DATA INCLUDED THEREIN, OR ANY SECURITY (OR COMBINATION THEREOF) COMPRISING THE INDEX. FRANK RUSSELL COMPANY MAKES NO OTHER EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY OF ANY KIND, INCLUDING, WITHOUT MEANS OF LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEX OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN.




................FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand each Portfolio's financial performance for the periods indicated. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, independent auditors, whose report, along with the Portfolios' financial statements, is incorporated by reference into the Statement of Additional Information and is available upon request. This information should be read in conjunction with the financial statements and notes thereto incorporated by reference into the Statement of Additional Information.

Computed on the basis of a share of capital stock outstanding throughout the period.

                                             Class F
                                             -------
                                           Period from
                                        October 4, 2005(1)
                                      to December 31, 2005
                                      --------------------
Net asset value, beginning of period         $64.41
                                             ------
Investment Activities:
  Net investment income / (loss)               0.12
  Net realized and
    unrealized gains / (losses)                0.90
                                             ------
Total from Investment Activities               1.02
                                             ------
Net asset value, end of period               $65.43
                                             ======
Total return                                   1.58%

Ratios / Supplemental Data:
Ratio of expenses to
 average net assets - net(2)                   0.84%(3)
Ratio of expenses to
 average net assets - gross                    0.84%(3)
Ratio of net investment
 income / (loss) to
 average net assets                            0.74%(3)
Portfolio turnover rate                       25.20%
Net assets, end of period (000's)              $  5

(1) Commencement of operations.
(2) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Adviser.
(3) Annualized.

A Statement of Additional Information dated May 1, 2006, which contains further information about the Russell 2000 Small Cap Index Portfolio, has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus. Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. To obtain a copy of the Statement of Additional Information or the Fund's annual and semi-annual reports without charge, to request other information about the Fund or to make shareholder inquiries, please call the Fund at 1-800-999-1840, or write the Fund at P.O. Box 40409, Cincinnati, Ohio 45240-0409. Since the Russell 2000 Small Cap Index Portfolio is only available as an investment option for variable insurance products, and the Portfolio's disclosure documents should be read in connection with the prospectus for the applicable variable insurance product, the Fund does not make the Fund's Statement of Additional Information or the Fund's annual and semi-annual reports available on the Fund's website.

The Fund's Statement of Additional Information, annual and semi-annual reports and certain other information about the Fund can be reviewed and copied at the SEC's public reference room (which will send copies of these documents upon request and for a fee). Information about the operation of the SEC's public reference room may be obtained by calling the SEC at 1-202-942-8090.
Copies of Fund documents may be requested by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-6009, or by electronic request at publicinfo@sec.gov.

These Fund Documents and other information about the Fund are also available without charge at the SEC's web site:
http://www.sec.gov.



File 811-04000


                Part B

   Information Required in a Statement of Additional Information


                      SUMMIT MUTUAL FUNDS, INC.


                       Summit Pinnacle Series
------------------------------------------------------
----------
                 STATEMENT OF ADDITIONAL INFORMATION

May 1, 2006

This Statement of Additional Information is not a prospectus. Much of the information contained in this Statement of Additional Information expands upon subjects discussed in the Prospectus. Accordingly, this Statement should be read in conjunction with Summit Mutual Funds, Inc.'s ("Fund") current
Prospectus, dated May 1, 2006, which may be obtained by calling the Fund at 1-800-999-1840, or writing the Fund at P.O. Box 40409, Cincinnati, Ohio 45240-0409.
This Statement of Additional Information incorporates by reference the financial statements, and related notes and auditor's reports, relating to the Summit
Pinnacle Series from the Fund's annual report dated
December 31, 2005 describing the Summit Pinnacle
Series.

Summit Mutual Funds, Inc. is an open-end management
investment company.
                       ----------------------

                          Table of Contents
Investment Policies     . . . . . . . . . . . . . . . . . . . .
2
 Money Market Instruments and Investment Techniques . . . . . .
2
 Certain Risk Factors Relating to High-Yield, High-Risk Bonds .
10
 Investments in Foreign Securities. . . . . . . . . . . . . . .
10
 Futures Contracts. . . . . . . . . . . . . . . . . . . . . . .
16
 Options. . . . . . . . . . . . . . . . . . . . . . . . . . . .
19
 Lending Portfolio Securities . . . . . . . . . . . . . . . . .
22
 Pledging of Assets . . . . . . . . . . . . . . . . . . . . . .
22
Investment Restrictions . . . . . . . . . . . . . . . . . . . .
23
Portfolio Turnover. . . . . . . . . . . . . . . . . . . . . . .
25
Management of the Fund    ) . . . . . . . . . . . . . . . . . .
26
 Directors and Officers . . . . . . . . . . . . . . . . . . . .
27
 Investment Adviser . . . . . . . . . . . . . . . . . . . . . .
28
 Administrator. . . . . . . . . . . . . . . . . . . . . . . . .
29
 Payment of Expenses. . . . . . . . . . . . . . . . . . . . . .
29
 Advisory Fee . . . . . . . . . . . . . . . . . . . . . . . . .
29
 Investment Advisory Agreement. . . . . . . . . . . . .  . . .
..30
 Investment Subadvisory Agreement . . . . . . .. . . . . . . .
..31
Service Agreement. . . . . . . . . . . . . . . . . . . . . . .
..32
 Securities Activities of Adviser . . . . . . . . . . . . . . .
32
 Code of Ethics . . . . . . . . . . . . . . . . . . . . . . . .
32
Determination of Net Asset Value. . . . . . . . . . . . . . . .
33
Purchase and Redemption of Shares . . . . . . . . . . . . . . .
33
Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
34
Custodian, Transfer And Dividend Disbursing Agent . . . . . . .
44
Portfolio Trans . . . . . . . . . . . . . . . . . . . . . . . .
44
General Information . . . . . . . . . . . . . . . . . . . . . .
44
 Capital Stock. . . . . . . . . . . . . . . . . . . . . . . . .
45
 Voting Rights. . . . . . . . . . . . . . . . . . . . . . . . .
37
 Additional Information . . . . . . . . . . . . . . . . . . . .
46
Financial Statements and Independent
  Registered Public Accounting Firm . . . . . . . . . . . . . .
46
Appendix A: Disclaimers . . . . . . . . . . . . . . . . . . . .
47
Appendix B: Proxy Voting Procedures . . . . . . . . . . . . . .
50

                                        MFI 515
Pinnacle SAI 5-06

                     SUMMIT MUTUAL FUNDS, INC.
------------------------------------------------------
-----------
                      INVESTMENT POLICIES

The following specific policies supplement the Portfolios' investment strategies, policies and risks set forth in the Prospectus.

Money Market Instruments and Investment Techniques
Each Portfolio may invest in money market instruments whose characteristics are consistent with the Portfolio's investment program and are described below unless explicitly excluded in the text.

Small Bank Certificates of Deposit. Each Portfolio may invest in certificates of deposit issued by commercial banks, savings banks, and savings and loan associations having assets of less than $1 billion, provided that the principal amount of such certificates is insured in full by the Federal Deposit
Insurance Corporation ("FDIC"). The FDIC presently insures accounts up to $100,000, but interest earned above such amount is not insured by the FDIC.

Repurchase Agreements. A repurchase agreement is an instrument under which the purchaser (i.e., one of the Portfolios) acquires ownership of the obligation (the underlying security) and the seller (the "issuer" of the repurchase agreement) agrees, at the time of sale, to repurchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the purchaser's holding period. This results in a fixed rate of return insulated from market fluctuations during such period. Repurchase agreements usually are for short periods, normally under one week, and are considered to be loans under the Investment Company Act of 1940. Portfolios will not enter into a repurchase agreement which does not provide for payment within seven days if, as a result, more than 10% of the value of each Portfolio's net assets would then be invested in such repurchase agreements and other illiquid securities. The
Portfolios will enter into repurchase agreements only where: (i) the underlying securities are of the type
(excluding maturity limitations) which the Portfolios' investment guidelines would allow it to purchase directly, either in normal circumstances or for temporary defensive purposes; (ii) the market value of the underlying securities, including interest accrued, will at all times equal or exceed the value of the repurchase agreement; and (iii) payment for the underlying security is made only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent.
The investments by a Portfolio in repurchase agreements may at times be substantial when, in the view of Summit Investment Partners, Inc. (the
"Adviser"), unusual market, liquidity, or other conditions warrant.

If the counterparty to the repurchase agreement defaults and does not repurchase the underlying security, the Portfolio might incur a loss if the value of the underlying security declines, and the Fund might incur disposition costs in liquidating the underlying security. In addition, if the counterparty becomes involved in bankruptcy proceedings, the Portfolio may be delayed or prevented from obtaining the underlying security for its own purposes. In order to minimize any such risk, the Portfolio will only engage in repurchase agreements with recognized securities dealers and banks determined to present minimal credit risk by the Adviser, under the direction and supervision of the Board of Directors.

Reverse Repurchase Agreements
Each Portfolio may enter into reverse repurchase agreements. Under reverse repurchase agreements, the Portfolio transfers possession of Portfolio securities to banks in return for cash in an amount equal to a percentage of the Portfolio securities' market value and agrees to repurchase the securities at a future date by repaying the cash with interest. The
Portfolio retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions.
While a reverse repurchase agreement is in effect, the Custodian will segregate from other Portfolio assets an amount of cash or liquid high quality debt obligations equal in value to the repurchase price
(including any accrued interest).

U.S. Government Obligations. Securities issued and guaranteed as to principal and interest by the United
States Government include a variety of Treasury securities, which differ in their interest rates, maturities and times of issuance. Treasury bills have a maturity of one year or less. Treasury notes have maturities of one to ten years at the time they are issued, and Treasury bonds generally have a maturity of greater than ten years at the time they are issued.

Government Agency Securities. Government agency securities that are permissible investments consist of securities either issued or guaranteed by agencies or instrumentalities of the United States Government.
Agencies of the United States Government which issue or guarantee obligations include, among others, Export-Import Banks of the United States, Farmers Home
Administration, Federal Housing Administration,
Government National Mortgage Association ("GNMA"),
Maritime Administration, Small Business Administration and The Tennessee Valley Authority. Obligations of instrumentalities of the United States Government include securities issued or guaranteed by, among others, the Federal National Mortgage Association
("FNMA"), Federal Home Loan Banks, Federal Home Loan
Mortgage Corporation ("FHLMC"), Federal Intermediate
Credit Banks, Banks for Cooperatives, and the U.S.
Postal Service. Some of these securities, such as those guaranteed by GNMA, are supported by the full faith and credit of the U.S. Treasury; others, such as those issued by The Tennessee Valley Authority, are supported by the right of the issuer to borrow from the Treasury; while still others, such as those issued by the Federal Land Banks, are supported only by the credit of the instrumentality. The Fund's primary usage of these types of securities will be GNMA certificates and FNMA and FHLMC mortgage-backed obligations which are discussed in more detail below.

Certificates of Deposit. Certificates of deposit are generally short-term, interest-bearing negotiable certificates issued by banks or savings and loan associations against funds deposited in the issuing institution.

Time Deposits. Time Deposits are deposits in a bank or other financial institution for a specified period of time at a fixed interest rate for which a negotiable certificate is not received.

Bankers' Acceptance. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

Commercial Paper. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs.
Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months.

Corporate Debt Securities. Corporate debt securities with a remaining maturity of less than one year tend to become extremely liquid and are traded as money market securities. Such issues with between one and two years remaining to maturity tend to have greater liquidity and considerably less market value fluctuations than longer-term issues.

When-issued and Delayed-delivery Securities. From time to time, in the ordinary course of business, each Portfolio of the Fund may purchase securities on a when-issued or delayed-delivery basis, i.e., delivery and payment can take place a month or more after the date of the transactions. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during this period. At the time a Portfolio makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the Fund will record the transaction and thereafter reflect the value, each day, of such security in determining the net asset value of such Portfolio. At the time of delivery of the securities, the value may be more or less than the purchase price. Each
Portfolio will also segregate cash or cash equivalents or other Portfolio securities equal in value to commitments for such when-issued or delayed-delivery securities.

Asset-Backed Securities.   Each Portfolio, except the
S&P 500 Index Portfolio, the S&P MidCap 400 Index
Portfolio, the Russell 2000 Small Cap Index Portfolio, the Nasdaq-100 Index Portfolio and the EAFE
International Index Portfolio may invest in asset-backed securities. Asset-backed securities may be classified either as pass-through certificates or collateralized obligations. Pass-through certificates are asset-backed securities which represent an undivided fractional ownership interest in an underlying pool of assets. Asset-backed securities issued in the form of debt instruments, also known as collateralized obligations, are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities may be of short maturity, such as commercial paper, or longer, such as bonds, and may be issued with only one class of security or have more than one class with some classes having rights to payments on the asset-backed security subordinate to the rights of the other classes. These subordinated classes will take the risk of default before the classes to which they are subordinated.

The Balanced Index Portfolio, Lehman Aggregate Bond
Index Portfolio, Zenith Portfolio and Bond Portfolio may invest without limitation in asset-backed securities whose characteristics are consistent with the Portfolio's investment program and are not further limited below. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator of the debt obligations or any other affiliated entities and the amount and quality of any credit support provided to the securities. The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity. In addition, for asset-backed securities purchased at a premium, the premium may be lost in the event of early pre-payment which may result in a loss to the Portfolio.

Pass-through certificates usually provide for payments of principal and interest received to be passed through to their holders, usually after deduction for certain costs and expenses incurred in administering the pool. Because pass-through certificates represent an ownership interest in the underlying assets, the holders thereof bear directly the risk of any defaults by the obligors on the underlying assets not covered by any credit support. See "Types of Credit Support" below.

Collateralized obligations are most often trade, credit card or automobile receivables. The assets collateralizing such asset-backed securities are pledged to a trustee or custodian for the benefit of the holders thereof. Such issuers generally hold no assets other than those underlying the asset-backed securities and any credit support provided. As a result, although payments on such asset-backed securities are obligations of the issuers, in the event of defaults on the underlying assets not covered by any credit support (see "Types of Credit Support" below), the issuing entities are unlikely to have sufficient assets to satisfy their obligations on the related asset-backed securities.

Mortgage-Backed Securities. Each Portfolio, except the S&P 500 Index Portfolio, the S&P MidCap 400 Index
Portfolio, the Russell 2000 Small Cap Index Portfolio, the Nasdaq-100 Index Portfolio and the EAFE
International Index Portfolio may invest in mortgage-backed securities. Mortgage-backed securities are securities representing interests in a pool of mortgages. Principal and interest payments made on the mortgages in the underlying mortgage pool are passed through to the Portfolio. The Balanced Index
Portfolio, Lehman Aggregate Bond Index Portfolio,
Zenith Portfolio and Bond Portfolio may invest without limitation in mortgage-backed securities whose characteristics are consistent with the Portfolio's investment program and are not further limited below.
The actual prepayment experience of a pool of mortgage loans or other obligations may cause the yield realized by the Portfolio to differ from the yield calculated on the basis of the average life of the pool. (When a mortgage in the underlying mortgage pool is prepaid, an unscheduled principal prepayment is passed through to the Portfolio. This principal is returned to the Portfolio at par. As a result, if a mortgage security were trading at a premium, its total return would be lowered by prepayments, and if a mortgage security were trading at a discount, its total return would be increased by prepayments.) The value of these securities also may change because of changes in the market's perception of the creditworthiness of the federal agency that issued them. The mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies. In addition, for mortgage-backed securities purchased at a premium, the premium may be lost in the event of early prepayment which may result in a loss to the Portfolio.

Methods Of Allocating Cash Flows. While many asset-backed securities are issued with only one class of security, many asset-backed securities are issued in more than one class, each with different payment terms. Multiple class asset-backed securities are issued for two main reasons. First, multiple classes may be used as a method of providing credit support.
This is accomplished typically through creation of one or more classes whose right to payments on the asset-backed security is made subordinate to the right to such payments of the remaining class or classes. See
"Types of Credit Support." Second, multiple classes may permit the issuance of securities with payment terms, interest rates or other characteristics differing both from those of each other and from those of the underlying assets. Examples include so-called
"strips" (asset-backed securities entitling the holder to disproportionate interests with respect to the allocation of interest and principal of the assets backing the security), and securities with class or classes having characteristics which mimic the characteristics of non-asset-backed securities, such as floating interest rates (i.e., interest rates which adjust as a specified benchmark changes) or scheduled amortization of principal.

Asset-backed securities in which the payment streams on the underlying assets are allocated in a manner different than those described above may be issued in the future. A Portfolio may invest in such asset-backed securities if such investment is otherwise consistent with its investment objective and policies and with the investment restrictions of the Portfolio.

Types Of Credit Support. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two classes: liquidity protection and protection against ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that scheduled payments on the underlying pool are made in a timely fashion. Protection against ultimate default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained from third parties, through various means of structuring the transaction or through a combination of such approaches. Examples of asset-backed securities with credit support arising out of the structure of the transaction include "senior-subordinated securities"
(multiple class asset-backed securities with certain classes subordinate to other classes as to the payment of principal thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class) and asset-backed securities that have "reserve funds" (where cash or investments, sometimes funded from a portion of the initiating payments on the underlying assets, are held in reserve against future losses) or that have been "over-collateralized" (where the scheduled payments on, or the principal amount of, the underlying assets substantially exceeds that required to make payment of the asset-backed securities and pay any servicing or other fees). The degree of credit support provided on each issue is based generally on historical information respecting the level of credit risk associated with such payments. Delinquency or loss in excess of that anticipated could adversely affect the return on an investment in an asset-backed security.

Automobile Receivable Securities. Each Portfolio, except the S&P 500 Index Portfolio, the S&P MidCap 400
Index Portfolio, the Russell 2000 Small Cap Index
Portfolio, the Nasdaq-100 Index Portfolio and the EAFE
International Index Portfolio may invest in automobile receivable securities. Automobile receivable securities are asset-backed securities which are backed by receivables from motor vehicle installment sales contracts or installment loans secured by motor vehicles ("Automobile Receivable Securities"). Since installment sales contracts for motor vehicles or installment loans related thereto ("Automobile
Contracts") typically have shorter durations and lower incidences of prepayment, Automobile Receivable
Securities generally will exhibit a shorter average life and are less susceptible to prepayment risk.

Most entities that issue Automobile Receivable
Securities create an enforceable interest in their respective Automobile Contracts only by filing a financing statement and by having the servicer of the Automobile Contracts, which is usually the originator of the Automobile Contracts, take custody thereof. In such circumstances, if the servicer of the Automobile
Contracts were to sell the same Automobile Contracts to another party, in violation of its obligation not to do so, there is a risk that such party could acquire an interest in the Automobile Contracts superior to that of the holders of Automobile
Receivable Securities.  Also, although most Automobile
Contracts grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to create an enforceable security interest against competing claims of other parties.
Due to the large number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the Automobile Contracts underlying the Automobile Receivable Security, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the Automobile Receivable Securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on the securities. In addition, various state and federal laws give the motor vehicle owner the right to assert against the holder of the owner's Automobile Contract certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the Automobile Receivable Securities.

Credit Card Receivable Securities. Each Portfolio, except the S&P 500 Index Portfolio, the S&P MidCap 400
Index Portfolio, the Russell 2000 Small Cap Index
Portfolio, the Nasdaq-100 Index Portfolio and the EAFE
International Index Portfolio may invest in credit card receivable securities. Credit card receivable securities are asset-backed securities backed by receivables from revolving credit card agreements
("Credit Card Receivable Securities"). Credit balances on revolving credit card agreements
("Accounts") are generally paid down more rapidly than are Automobile Contracts. Most of the Credit Card
Receivable Securities issued publicly to date have been pass-through certificates. In order to lengthen the maturity of Credit Card Receivable Securities, most such securities provide for a fixed period during which only interest payments on the underlying
Accounts are passed through to the security holder and principal payments received on such Accounts are used to fund the transfer to the pool of assets supporting the related Credit Card Receivable Securities of additional credit card charges made on an Account.
The initial fixed period usually may be shortened upon the occurrence of specified events which signal a potential deterioration in the quality of the assets backing the security, such as the imposition of a cap on interest rates. The ability of the issuer to extend the life of an issue of Credit Card Receivable
Securities thus depends upon the continued generation of additional principal amounts in the underlying accounts during the initial period and the non-occurrence of specified events. An acceleration in cardholders' payment rates or any other event which shortens the period during which additional credit card charges on an Account may be transferred to the pool of assets supporting the related Credit Card
Receivable Security could shorten the weighted average life and yield of the Credit Card Receivable Security.

Credit cardholders are entitled to the protection of a number of state and federal consumer credit laws, many of which give such holder the right to set off certain amounts against balances owed on the credit card, thereby reducing amounts paid on Accounts. In addition, unlike most other asset-backed securities, Accounts are unsecured obligations of the cardholder.

Other Assets. The Adviser anticipates that asset-backed securities backed by assets other than those described above will be issued in the future. Each
Portfolio, except the S&P 500 Index Portfolio, the S&P
MidCap 400 Index Portfolio, the Russell 2000 Small Cap
Index Portfolio, the Nasdaq-100 Index Portfolio and the EAFE International Index Portfolio may invest in such securities in the future if such investment is otherwise consistent with its investment objective, policies and restrictions. There are, of course, other types of securities that are, or may become, available, which are similar to the foregoing.

GNMA Certificates.   GNMA certificates are mortgage-
backed securities representing part ownership of a pool of mortgage loans on which timely payment of interest and principal is guaranteed by the full faith and credit of the U.S. government. GNMA certificates differ from typical bonds because principal is repaid monthly over the term of the loan rather than returned in a lump sum at maturity. Because both interest and principal payments (including prepayments) on the underlying mortgage loans are passed through to the holder of the certificate, GNMA certificates are called "pass-through" securities.

Although the mortgage loans in the pool have maturities of up to 30 years, the actual average life of the GNMA certificates typically will be substantially less because the mortgages are subject to normal principal amortization and may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in market interest rates.
In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the GNMA certificates.
Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the GNMA certificates.
Accordingly, it is not possible to predict accurately the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, GNMA certificates can be less effective than typical bonds of similar maturities at "locking-in" yields during periods of declining interest rates, although they may have comparable risks of decline in value during periods of rising interest rates.

FNMA and FHLMC Mortgage-Backed Obligations.   FNMA, a
federally chartered and privately owned corporation, issues pass-through securities representing an interest in a pool of conventional mortgage loans.
FNMA guarantees the timely payment of principal and interest but this guarantee is not backed by the full faith and credit of the U.S. government. FHLMC, a corporate instrumentality of the United States, issues participation certificates that represent an interest in a pool of conventional mortgage loans. FHLMC guarantees the timely payment of interest and the ultimate collection of principal and maintains reserves to protect holders against losses due to default, but the certificates are not backed by the full faith and credit of the U.S. government. As is the case with GNMA certificates, the actual maturity of and realized yield on particular FNMA and FHLMC pass-through securities will vary based on the prepayment experience of the underlying pool of mortgages.

Mortgage-Related Securities     Each Portfolio of the
Fund other than the S&P 500 Index Portfolio,  S&P
MidCap 400 Index Portfolio, Russell 2000 Small Cap
Index Portfolio, Nasdaq-100 Index Portfolio and the
EAFE International Index Portfolio may invest in collateralized mortgage obligations ("CMOs") or mortgage-backed bonds issued by financial institutions such as commercial banks, savings and loan associations, mortgage banks and securities broker-dealers (or affiliates of such institutions established to issue these securities). CMOs are obligations fully collateralized directly or indirectly by a pool of mortgages on which payments of principal and interest are dedicated to payment of principal and interest on the CMOs. Payments on the underlying mortgages (both interest and principal) are passed through to the holders, although not necessarily on a pro rata basis, on the same schedule as they are received. Mortgage-backed bonds are general obligations of the issuer fully collateralized directly or indirectly by a pool of mortgages. The mortgages serve as collateral for the issuer's payment obligations on the bonds, but interest and principal payments on the mortgages are not passed through either directly (as with GNMA certificates and FNMA and FHLMC pass-through securities) or on a modified basis (as with CMOs). Accordingly, a change in the rate of prepayments on the pool of mortgages could change the effective maturity of a CMO but not that of a mortgage-backed bond (although, like many bonds, mortgage-backed bonds may be callable by the issuer prior to maturity).

Each Portfolio of the Fund other than the S&P 500
Index Portfolio, S&P MidCap 400 Index Portfolio,
Russell 2000 Small Cap Index Portfolio, Nasdaq-100
Index Portfolio and the EAFE International Index
Portfolio may also invest in a variety of more risky
CMOs, including interest only ("IOs"), principal only
("POs"), inverse floaters, or a combination of these securities. Stripped mortgage-backed securities
("SMBS") are usually structured with several classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A common type of SMBS will have one class receiving all of the interest from the mortgage assets
(an IO), while the other class will receive all of the principal (a PO). However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying mortgage assets experience greater-than-anticipated or less-than-anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment or obtain its initially assumed yield on some of these securities. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on classes of SMBS that have more uncertain timing of cash flows are generally higher than prevailing market yields on other mortgage-backed securities because there is a greater risk that the initial investment will not be fully recouped or received as planned over time.

Each Portfolio of the Fund other than the S&P 500
Index Portfolio, S&P MidCap 400 Index Portfolio,
Russell 2000 Small Cap Index Portfolio, Nasdaq-100
Index Portfolio and the EAFE International Index
Portfolio may invest in another CMO class known as leveraged inverse floating rate debt instruments
("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity.

The staff of the Securities and Exchange Commission
("SEC" or the "Commission") has taken the position that IOs and POs, other than government-issued IOs or POs backed by fixed-rate mortgages, should be treated as illiquid securities. Furthermore, each Portfolio limits investments in more risky CMOs (IOs, POs, inverse floaters) to no more than 5% of its total assets. The Portfolios will treat non-government-issued IOs and POs not backed by fixed-rate mortgages as illiquid unless and until the SEC modifies its position. Under the staff's position, the determination of whether a particular government-issued IO and PO backed by fixed-rate mortgages is liquid may be made on a case by case basis under guidelines and standards established by the Board of Directors. The Directors have delegated to the Adviser the authority to determine the liquidity of these investments based on the following guidelines:
the type of issuer; type of collateral, including age and prepayment characteristics; rate of interest on coupon relative to current market rates and the effect of the rate on the potential for prepayments;
complexity of the issue's structure, including the number of tranches; size of the issue and the number of dealers who make a market in the IO or PO.

Zero-Coupon and Pay-In-Kind Bonds.   Each Portfolio,
other than the S&P 500 Index Portfolio, the S&P MidCap
400 Index Portfolio, the Russell 2000 Small Cap Index
Portfolio, the Nasdaq-100 Index Portfolio and the EAFE
International Index Portfolio may invest in zero-coupon bonds. A zero-coupon bond is a security that has no cash coupon payments. Instead, the issuer sells the security at a substantial discount from its maturity value. The interest received by the investor from holding this security to maturity is the difference between the maturity value and the purchase price. The advantage to the investor is that reinvestment risk of the income received during the life of the bond is eliminated. However, zero-coupon bonds, like other bonds, retain interest rate and credit risk and usually display more price volatility than those securities that pay a cash coupon. Since there are no periodic interest payments made to the holder of a zero-coupon security, when interest rates rise, the value of such a security will fall more dramatically than a bond paying out interest on a current basis. When interest rates fall, however, zero-coupon securities rise more rapidly in value because the bonds have locked in a specific rate of return which becomes more attractive the further interest rates fall.

Each Portfolio, other than the S&P 500 Index
Portfolio, the S&P MidCap 400 Index Portfolio, the
Russell 2000 Small Cap Index Portfolio, the Nasdaq-100
Index Portfolio and the EAFE International Index
Portfolio may invest in pay-in-kind bonds. Pay-in-kind
("PIK") bonds are securities that pay interest in either cash or additional securities, at the issuer's option, for a specified period. PIKs, like zero-coupon bonds, are designed to give an issuer flexibility in managing cash flow. PIK bonds can be either senior or subordinated debt and trade flat
(i.e., without accrued interest). The price of PIK bonds is expected to reflect the market value of the underlying debt plus an amount representing accrued interest since the last payment. PIKs are usually less volatile than zero-coupon bonds, but more volatile than securities paid in cash.

Convertible Bonds.   Each Portfolio, except the S&P
500 Index Portfolio, the S&P 400 MidCap Index
Portfolio, the Russell 2000 Small Cap Index Portfolio, the Nasdaq-100 Index Portfolio, the EAFE International
Index Portfolio, the Lehman Aggregate Bond Index
Portfolio and the Balanced Index Portfolio may invest in convertible bonds. The Bond Portfolio may invest up to 25% of its assets in convertible bonds and other securities. Convertible bonds are debt instruments convertible into equity of the issuing company at certain times in the future and according to a certain exchange ratio. Typically, convertible bonds are callable by the issuing company, which may, in effect, force conversion before the holder would otherwise choose.

Equity Securities.   The S&P 500 Index Portfolio, the
S&P MidCap 400 Index Portfolio, the Russell 2000 Small
Cap Index Portfolio, the Nasdaq-100 Index Portfolio, the EAFE International Index Portfolio and the Zenith
Portfolio may invest in equity securities without restriction. The Balanced Index Portfolio generally invests 60% of the Portfolio in equity securities.
The Bond Portfolio may invest up to 25% of its assets in equities. The Lehman Aggregate Bond Index Portfolio may not invest in equity securities.

Unit Investment Trusts.   Any Index-based Portfolio
may invest in shares of a unit investment trust
("UIT"), which is currently in existence or is created in the future, that is designed to track the performance of the Portfolio's underlying Index. UIT shares are units of beneficial interest in a UIT, representing proportionate undivided interests in a portfolio of securities in substantially the same weighting as the component common stocks of an underlying Index. While the investment objective of such a UIT is to provide investment results that generally correspond to the price and yield performance of the component common stocks of the underlying Index, there can be no assurance that this investment objective will be met fully. As UITs are securities issued by an investment company, non-fundamental restriction (5) below restricts their purchases to 10% of the Portfolio's assets.

Private Placements (Restricted Securities).   Each
Portfolio other than the S&P 500 Index Portfolio, the
S&P MidCap 400 Index Portfolio, the Russell 2000 Small
Cap Index Portfolio, the Nasdaq-100 Index Portfolio and the EAFE International Index Portfolio may invest in securities, including restricted securities
(privately-placed debt securities), which are not readily marketable.

Certain restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933, as amended (the "1933 Act"). Where registration is required, a Portfolio may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to sell. Restricted securities without readily available market quotations will be valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Directors.

Some restricted securities are eligible for purchase and sale under Rule 144A under the 1933 Act. This rule permits certain qualified institutional buyers, such as the Portfolios, to trade in privately-placed securities, including various debt securities, even though such securities are not registered under the 1933 Act. Securities purchased under Rule 144A, although restricted, may nevertheless be liquid, and the Adviser, under the supervision of the Directors, on a case-by-case basis will make this determination.
In making this determination, the Adviser or Subadviser will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A security. In addition, the Adviser or Subadviser could consider the: (i) frequency of trades and quotes; (ii) number of dealers and potential purchasers; (iii) dealer undertakings to make a market; and (iv) nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer).
Investing in Rule 144A securities could have the effect of increasing the amount of a Portfolio's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

Certain Risk Factors Relating to High-Yield, High-Risk
Bonds
The descriptions below are intended to supplement the material in the Prospectus regarding high-yield, high-risk bonds.

Sensitivity to Interest Rates and Economic Changes.
High-yield bonds are very sensitive to adverse economic changes and corporate developments and their yields will fluctuate over time. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaulted on its obligations to pay interest or principal or entered into bankruptcy proceedings, the Portfolio may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high-yield bonds and the Portfolio's net asset value.

Payment Expectations.   High-yield bonds may contain
redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, the Portfolio would have to replace the security with a lower-yielding security, resulting in a decreased return for investors. Conversely, a high-yield bond's value will decrease in a rising interest rate market, as will the value of the Portfolio's assets. If the Portfolio experiences unexpected net redemptions, this may force it to sell high-yield bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing the Portfolio's rate of return.

Liquidity and Valuation.   There may be little trading
in the secondary market for particular bonds, which may affect adversely the Portfolio's ability to value accurately or dispose of such bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield bonds, especially in a thin market.

Investments in Foreign Securities
The economies, markets, and political structures of a number of the countries in which the certain of the Portfolios can invest do not compare favorably with the U.S. and other mature economies in terms of wealth and stability. Therefore, investments in these countries will be riskier and more subject to erratic and abrupt price movements. This is particularly true for emerging market nations.

Some economies are less well developed, overly reliant on particular industries, and more vulnerable to the ebb and flow of international trade, trade barriers, and other protectionist or retaliatory measures.
Certain countries have histories of political instability and upheaval that could cause their governments to act in a detrimental or hostile manner toward private enterprise or foreign investment.
Actions such as nationalizing a company or industry, expropriating assets, or imposing punitive taxes could have a severe effect on security prices and impair the Fund's ability to repatriate capital or income.
Significant external risks, including war, currently affect some countries.

Additional factors which may influence the ability or willingness of a country to service debt include, but are not limited to, the country's cash flow situation, the availability of sufficient foreign exchange on the date payment is due, the relative size of the country's debt service burden to the economy as a whole, its government policy toward particular international agencies and any political restrictions that may be imposed.

American Depositary Receipts.   All Portfolios, except
the Lehman Aggregate Bond Index Portfolio, may invest in American Depositary Receipts ("ADRs"), which may be issued in sponsored or unsponsored programs. In sponsored programs, the issuer makes arrangements to have its securities traded in the form of ADRs; in unsponsored programs, the issuer may not be directly involved in the creation of the program. Although the regulatory requirements with respect to sponsored and unsponsored programs are generally similar, the issuers of unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, such information may not be reflected in the market value of the ADRs.

European and Global Depositary Receipts. The EAFE
International Index Portfolio may invest indirectly in securities of emerging market issuers through sponsored or unsponsored European Depositary Receipts
("EDRs") or Global Depositary Receipts ("GDRs"). EDRs represent securities of foreign issuers and are designed for use in European markets. GDRs represent ownership in a non-U.S. company's publicly traded securities that are traded on foreign stock exchanges or foreign over-the-counter markets. Holders of unsponsored EDRs or GDRs generally bear all the costs of such facilities and the depository of an unsponsored facility frequently is under no obligation to distribute investor communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

Foreign Sovereign Debt Securities The Bond Portfolio may invest in foreign sovereign debt securities, including those of emerging market nations, and Brady
Bonds. Sovereign obligors in emerging market nations are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. Some of these obligors have in the past experienced substantial difficulties in servicing their external debt obligations, leading to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which the Portfolio may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect the Portfolio's holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

Brady Bonds are debt securities issued under the framework of the Brady Plan, an initiative announced by U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external indebtedness. In restructuring external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the International Bank for Reconstruction and Development
(the "World Bank") and the International Monetary Fund
(the "IMF"). The Brady Plan framework, as it has developed, contemplates the exchange of commercial bank debt for newly-issued bonds. The World Bank and/or the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount. Under these arrangements with the World Bank or the IMF, debtor nations have been required to agree to implement certain domestic monetary and fiscal reforms. Such reforms have included liberalization of trade and foreign investment, privatization of state-owned enterprises and setting targets for public spending and borrowing. These policies and programs seek to promote the debtor country's economic growth and development. Investors should recognize that the Brady Plan only sets forth general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors. The
Adviser believes that economic reforms undertaken by countries in connection with the issuance of Brady
Bonds make the debt of countries which have issued or have announced plans to issue Brady Bonds an attractive opportunity for investment.

Investors should recognize that Brady Bonds have been issued somewhat recently and, accordingly, do not have a long payment history. The financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt, which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount of face value of such debt (generally known as discount bonds), and bonds bearing an interest rate which increases over time and the advancement of new money by existing lenders. The principal of certain Brady Bonds has been collateralized by U.S. Treasury zero-coupon bonds with a maturity equal to the final maturity of such Brady
Bonds. Collateral purchases are financed by the IMF, the World Bank and the debtor nations' reserves. In addition, the first two or three interest payments on certain types of Brady Bonds may be collateralized by cash or securities agreed upon by creditors.
Subsequent interest payments may be uncollateralized or may be collateralized over specified periods of time. The Portfolios may purchase Brady Bonds with no or limited collateralization, and will be relying for payment of interest and principal primarily on the willingness of the foreign government to make payment in accordance with the terms of the Brady Bonds.
Brady Bonds issued to date are generally purchased and sold in secondary markets through U.S. securities dealers and maintained through European transnational securities depositories. A substantial portion of Brady Bonds and other sovereign debt securities in which the Portfolios may invest are likely to be acquired at a discount.

Investing in foreign sovereign debt securities will expose the Portfolio to the direct or indirect consequences of political, social or economic changes in the emerging market nations that issue the securities. The ability and willingness of sovereign obligors in emerging market nations or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country.
Countries such as those in which the Portfolio may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the size of its debt service burden relative to the economy as a whole, and its government's policy towards the IMF, the World Bank and other international agencies.

The ability of a foreign sovereign obligor to make timely payments on its external debt obligations will also be strongly influenced by the obligor's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations.
Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds, which may further impair the obligor's ability or willingness to timely service its debts. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates which are adjusted based upon international interest rates.
The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.

As a result of the foregoing, a governmental obligor may default on its obligations. If such an event occurs, the Portfolio may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.

Foreign Exchange.    If a foreign country cannot
generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks, multilateral organizations, and inflows of foreign investment. The cost of servicing external debt will also generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign currencies. Currency devaluations may affect the ability of an obligor to obtain sufficient foreign currencies to service its external debt.

Foreign Currency Exchange Transactions.   Each
Portfolio that engages in foreign currency exchange transactions may do so on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange currency market, or on a forward basis to "lock in" the U.S. dollar price of the security. A forward foreign currency exchange contract (a "forward contract") involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.
Forwards will be used primarily to adjust the foreign exchange exposure of a Portfolio with a view to protecting the portfolios from adverse currency movements, based on the Adviser's or subadviser's outlook. Forwards involve other risks, including, but not limited to, significant volatility in currency markets. In addition, currency movements may not occur exactly as the Adviser or subadviser expected, so the use of forwards could adversely affect a Portfolio's total return.

The Portfolios may enter into forward foreign currency exchange contracts under the following circumstances.
First, when a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S.
dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold, and the date on which payment is made or received.

Second, when the Adviser or subadviser believes that the currency of a particular foreign country may suffer or enjoy a substantial movement against another currency, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of a Portfolio's portfolio securities denominated in such foreign currency. Alternatively, where appropriate, a Portfolio may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, the Portfolios may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in a Portfolio. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The
Adviser or any subadviser does not intend to enter into such forward contracts under this second circumstance if, as result, a Portfolio will have more than 20% of the value of its net assets committed to the consummation of such contracts.

Other than as set forth above, and immediately below, a Portfolio will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio's portfolio securities or other assets denominated in that currency. Each Portfolio, however, in order to avoid excess transactions and transaction costs, may maintain a net exposure to forward contracts in excess of the value of the Portfolio's portfolio securities or other assets to which the forward contracts relate
(including accrued interest to the maturity of the forward on such securities), provided the excess amount is "covered" by liquid securities, denominated in any currency, at least equal at all times to the amount of such excess. For these purposes "the securities or other assets to which the forward contract relate" may be securities or assets denominated in a single currency, or where proxy forwards are used, securities denominated in more than one currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the Adviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Portfolios will be served. At the maturity of a forward contract, a Portfolio may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency. It is often not possible to effectively hedge the currency risk associated with emerging market nation debt securities because their currency markets are not sufficiently developed.

As indicated above, it is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract.
Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.
Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Portfolio is obligated to deliver. However, as noted, in order to avoid excessive transactions and transaction costs, the Portfolios may use liquid securities, denominated in any currency, to cover the amount by which the value of a forward contract exceeds the value of the securities to which it relates.

If a Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If a Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency.
Should forward prices decline during the period between a Portfolio's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, a Portfolio will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

Costs Of Hedging.   When a Portfolio purchases a
foreign bond with a higher interest rate than is available on U.S. bonds of a similar maturity, the additional yield on the foreign bond could be substantially lost if the Portfolio were to enter into a direct hedge by selling the foreign currency and purchasing the U.S. Dollar. This is what is commonly referred to as the "cost" of hedging. Proxy hedging attempts to reduce this cost through an indirect hedge back to the U.S. Dollar. It is important to note that the hedging costs are treated as capital transactions and are not, therefore, deducted from the Portfolio's dividend distribution and are not reflected in its yield. Instead, such costs will, over time, be reflected in the Portfolio's net asset value.

Foreign Markets.   Delays in settlement which may
occur in connection with transactions involving foreign securities could result in temporary periods when a portion of the assets of a Portfolio is uninvested and no return is earned thereon. The inability of a Portfolio to make intended security purchases due to settlement problems could cause the Portfolio to miss attractive investment opportunities.
Inability to dispose of Portfolio securities due to settlement problems could result in losses to a portfolio due to subsequent declines in values of the portfolio securities or, if the Portfolio has entered into a contract to sell the security, possible liability to the purchaser. Certain foreign markets, especially emerging markets, may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. A Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Portfolio of any restrictions on investments.

Foreign Debt Securities.   Investing in foreign debt
securities will expose the Portfolios to the direct or
indirect consequences of political, social or economic
changes in the industrialized developing and emerging
countries that issue the securities. The ability and
willingness of obligor or the governmental authorities
that control repayment of their external debt to pay
principal and interest on such debt when due may
depend on general economic and political conditions
within the relevant country.   Additional country-
related factors unique to foreign issuers which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government's relationships with the International Monetary Fund, the World Bank and other international agencies.

Foreign Securities.   Each Portfolio may invest in
foreign securities and the EAFE International Index
Portfolio may invest 100% of its net assets in foreign securities. Because A Portfolio may invest in foreign securities, investments in the Portfolio involve risks that are different in some respects from investments in a fund which invests only in securities of U.S.
domestic issuers. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. There may be less governmental supervision of securities markets, brokers and issuers of securities. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees are generally higher than in the United States. Settlement practices may include delays and may differ from those customary in U.S. markets. Investments in foreign securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, restrictions on foreign investment and repatriation of capital, imposition of withholding taxes on dividend or interest payments, currency blockage (which would prevent cash from being brought back to the United
States), and difficulty in enforcing legal rights outside the United States.

Futures Contracts
For hedging purposes, including protecting the price or interest rate of securities that the Portfolio intends to buy, the S&P 500 Index Portfolio, S&P
MidCap 400 Index Portfolio, Lehman Aggregate Bond
Index Portfolio, Balanced Index Portfolio, Russell
2000 Small Cap Index Portfolio, Nasdaq-100 Index
Portfolio and EAFE International Index Portfolio may enter into futures contracts that relate to securities in which it may directly invest and indices comprised of such securities and may purchase and write call and put options on such contracts, subject to each Portfolio's non-fundamental investment restrictions.
As a temporary investment strategy, until a Portfolio reaches $25 million ($50 million in the case of the Russell 2000 Small Cap Index Portfolio, Nasdaq-100
Index Portfolio and EAFE International Index
Portfolio) in net assets, the Portfolio may invest up to 100% of its assets in such futures and/or options contracts. Thereafter, the Portfolio may invest up to 20% of its assets in such futures and/or options contracts. The Portfolios do not intend to enter into futures contracts that are not traded on exchanges or boards of trade.

A financial futures contract is a contract to buy or sell a specified quantity of financial instruments such as U.S. Treasury bills, notes and bonds, commercial paper and bank certificates of deposit or the cash value of a financial instrument index at a specified future date at a price agreed upon when the contract is made. A stock index futures contract is a contract to buy or sell specified units of a stock index at a specified future date at a price agreed upon when the contract is made. The value of a unit is based on the current value of the contract index.
Under such contracts no delivery of the actual stocks making up the index takes place. Rather, upon expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the index at expiration, net of variation margin previously paid.

Substantially all futures contracts are closed out before settlement date or called for cash settlement.
A futures contract is closed out by buying or selling an identical offsetting futures contract. Upon entering into a futures contract, the Portfolio is required to deposit an initial margin with the Custodian for the benefit of the futures broker. The initial margin serves as a "good faith" deposit that the Portfolio will honor its futures commitments.
Subsequent payments (called "variation margin") to and from the broker are made on a daily basis as the price of the underlying investment fluctuates. In the event of the bankruptcy of the futures broker that holds margin on behalf of the Portfolio, the Portfolio may be entitled to return of margin owed to it only in proportion to the amount received by the broker's other customers. The Adviser will attempt to minimize this risk by monitoring the creditworthiness of the futures brokers with which the Portfolio does business.

Because the value of index futures depends primarily on the value of their underlying indexes, the performance of the broad-based contracts will generally reflect broad changes in common stock prices. However, because the Portfolio may not be invested in precisely the same proportion as the S&P
500 or S&P 400, it is likely that the price changes of the Portfolio's index futures positions will not match the price changes of the Portfolio's other investments.

Options on futures contracts give the purchaser the right to assume a position at a specified price in a futures contract at any time before expiration of the option contract.

The Portfolios will enter into futures contracts which are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. The principal financial futures exchanges in the United States are the Board of Trade of the City of Chicago, the Chicago Mercantile
Exchange, the New York Futures Exchange and the Kansas
City Board of Trade. Futures exchanges and trading in the United States are regulated under the Commodity
Exchange Act by the Commodity Futures Trading
Commission ("CFTC"). Although techniques other than the sale and purchase of futures contracts could be used for the above-referenced purposes, futures contracts offer an effective and relatively low cost means of implementing the Portfolios' objectives in these areas.

Regulatory Limitations. Pursuant to a claim for exemption filed with the CFTC and/or the National
Futures Association on behalf of the Portfolios and the Adviser, the Funds and the Adviser are not deemed to be a "commodity pool" or "commodity pool operator" under the Commodity Exchange Act and are not subject to registration or regulation as such under the Commodity Exchange Act. By virtue of changes to CFTC regulations, the substantive limitations set forth in the Portfolios' exemption filing with respect to use of futures contracts are no longer applicable.

The Portfolios will engage in transactions in futures contracts and options thereon only for hedging risk management and other permissible purposes in accordance with the rules and regulations of the CFTC or other regulatory authorities, and not for speculation. If the CFTC or other regulatory authorities adopt different (including less stringent) or additional restrictions on the Portfolios' ability to engage in certain yield inhancement and risk management strategies, the Portfolios would comply with such new restrictions.

In instances involving the purchase of futures contracts or call options thereon or the writing of put options thereon by the Portfolios, an amount of cash, U.S. Government securities or other liquid securities, equal to the notional value of the futures contracts and options thereon (less any related margin deposits), will be segregated by the Portfolios' custodian to cover the position, or alternative cover will be employed, thereby insuring that the use of such futures contracts and options is unleveraged.

SPECIAL RISKS OF FUTURES CONTRACTS

Volatility And Leverage.   The prices of futures
contracts are volatile and are influenced, among other things, by actual and anticipated changes in the market and interest rates, which in turn are affected by fiscal and monetary policies and national and international policies and economic events.

Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the minimum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Because of the low margin deposits required, futures trading involves an extremely high degree of leverage.
As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor.
For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. However, a Portfolio would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying instrument and sold it after the decline. Furthermore, in the case of a futures contract purchase, in order to be certain that a Portfolio has sufficient assets to satisfy its obligations under a futures contract, the Portfolio earmarks to the futures contract money market instruments equal in value to the current value of the underlying instrument less the margin deposit.

Liquidity.   Each Portfolio may elect to close some or
all of its futures positions at any time prior to their expiration. A Portfolio would do so to reduce exposure represented by long futures positions or increase exposure represented by short futures positions. A Portfolio may close its positions by taking opposite positions which would operate to terminate the Portfolio's position in the futures contracts. Final determinations of variation margin would then be made, additional cash would be required to be paid by or released to the Portfolio, and the Portfolio would realize a loss or a gain.

Futures contracts may be closed out only on the exchange or board of trade where the contracts were initially traded. Although each Portfolio intends to purchase or sell futures contracts only on exchanges or boards of trade where there appears to be an active market, there is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract at any particular time. In such event, it might not be possible to close a futures contract, and in the event of adverse price movements, each Portfolio would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge the underlying instruments, the Portfolios would continue to hold the underlying instruments subject to the hedge until the futures contracts could be terminated. In such circumstances, an increase in the price of the underlying instruments, if any, might partially or completely offset losses on the futures contract. However, as described below, there is no guarantee that the price of the underlying instruments will in fact correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

Hedging Risk.   A decision of whether, when, and how
to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior, or market or interest rate trends. There are several risks in connection with the use by the Portfolios of futures contract as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the prices of the underlying instruments which are the subject of the hedge. The Adviser or subadviser will, however, attempt to reduce this risk by entering into futures contracts whose movements, in its judgment, will have a significant correlation with movements in the prices of each Portfolio's underlying instruments sought to be hedged.

Successful use of futures contracts by the Portfolios for hedging purposes is also subject to the Adviser's or subadviser's ability to correctly predict movements in the direction of the market. It is possible that, when a Portfolio has sold futures to hedge its portfolio against a decline in the market, the index, indices, or underlying instruments on which the futures are written might advance and the value of the underlying instruments held in the Portfolio might decline. If this were to occur, the Portfolio would lose money on the futures and also would experience a decline in value in its underlying instruments.
However, while this might occur to a certain degree, the Adviser believes that over time the value of a Portfolio's underlying instruments will tend to move in the same direction as the market indices which are intended to correlate to the price movements of the underlying instruments sought to be hedged. It is also possible that if a Portfolio were to hedge against the possibility of a decline in the market
(adversely affecting the underlying instruments held in its portfolio) and prices instead increased, the Portfolio would lose part or all of the benefit of increased value of those underlying instruments that it has hedged, because it would have offsetting losses in its futures positions. In addition, in such situations, if a Portfolio had insufficient cash, it might have to sell underlying instruments to meet daily variation margin requirements. Such sales of underlying instruments might be, but would not necessarily be, at increased prices (which would reflect the rising market). The Portfolios might have to sell underlying instruments at a time when it would be disadvantageous to do so.

In addition to the possibility that there might be an imperfect correlation, or no correlation at all, between price movements in the futures contracts and the portion of the portfolio being hedged, the price movements of futures contracts might not correlate perfectly with price movements in the underlying instruments due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors might close futures contracts through offsetting transactions which could distort the normal relationship between the underlying instruments and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities markets, and as a result the futures market might attract more speculators than the securities markets do. Increased participation by speculators in the futures market might also cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of the imperfect correlation between price movements in the underlying instruments and movements in the prices of futures contracts, even a correct forecast of general market trends by the Adviser or subadviser might not result in a successful hedging transaction over a very short time period.

Options on futures contracts give the purchaser the right to assume a position at a specified price in a futures contract at any time before expiration of the option contract.

Options
The Bond, Lehman Aggregate Bond Index, Balanced Index,
Russell 2000 Small Cap Index and Nasdaq-100 Index
Portfolios may sell (write) listed options on U.S.
Treasury Securities and options on contracts for the future delivery of U.S. Treasury Securities as a means of hedging the value of such securities owned by the Portfolio. The S&P 500 Index , S&P MidCap 400 Index ,
Russell 2000 Small Cap Index, Nasdaq-100 Index and
EAFE International Index Portfolios may enter into futures contracts that relate to securities in which it may directly invest and indices comprised of such securities and may purchase and write call and put options on such contracts. In addition, each of the aforementioned Portfolios may write covered call options on any security in which it is eligible to invest.

As a writer of a call option, a Portfolio may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once the Portfolio has been assigned an exercise notice, the Portfolio will be unable to effect a closing purchase transaction.
There can be no assurance that a closing purchase transaction can be effected when the Portfolio so desires.

The Portfolio will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option; the Portfolio will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option.
Since the market value of call options generally reflects increases in the value of the underlying security, any loss resulting from the closing transaction may be wholly or partially offset by unrealized appreciation of the underlying security.
Conversely, any gain resulting from the closing transaction may be wholly or partially offset by unrealized depreciation of the underlying security.
The principal factors affecting the market value of call options include supply and demand, the current market price and price volatility of the underlying security, and the time remaining until the expiration date.

There is no assurance that a liquid secondary market will exist for any particular option. In the event it is not possible to effect a closing transaction, the Portfolio will not be able to sell the underlying security, until the option expires or the option is exercised by the holder.

The Portfolio will effect a closing transaction to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of an underlying security prior to the expiration date of the option, or to allow for the writing of another call option on the same underlying security with either a different exercise price or expiration date or both.

Possible reasons for the absence of a liquid secondary market on an exchange include the following: (a) insufficient trading interest in certain options; (b) restrictions on transactions imposed by an exchange;
(c) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (d) inadequacy of the facilities of an exchange or the Clearing
Corporation to handle trading volume; or (e) a decision by one or more exchanges to discontinue the trading of options or impose restrictions on types of orders. There can be no assurance that higher than anticipated trading activity or order flow or other unforeseen events might not at times render the trading facilities inadequate and thereby result in the institution of special trading procedures or restrictions which could interfere with the Portfolio's ability to effect closing transactions.

The Bond, Lehman Aggregate Bond Index, Balanced Index,
Russell 2000 Small Cap Index and Nasdaq-100 Index
Portfolios may write call options on futures contracts on U.S. Treasury Securities as a hedge against the adverse effect of expected increases in interest rates on the value of Portfolio securities, in order to establish more definitely the effective return on securities held by the Portfolio. The S&P 500 Index
Portfolio, S&P MidCap 400 Index Portfolio, Balanced
Index Portfolio, Russell 2000 Small Cap Index
Portfolio, Nasdaq-100 Index Portfolio and EAFE
International Index Portfolio may write call options on futures contracts on their respective indexes or securities included therein only for hedging purposes to protect the price of securities it intends to buy and when such transactions enable it to correlate its investment performance more closely to that of their respective indexes than would a direct purchase of securities included in their respective indexes. The
Portfolios will not write options on futures contracts for speculative purposes.

A futures contract on a debt security is a binding contractual commitment which will result in an obligation to make or accept delivery, during a specified future time, of securities having standardized face value and rate of return. Selling a futures contract on debt securities (assuming a short position) would give the Portfolio a legal obligation and right as seller to make future delivery of the security against payment of the agreed price.

Upon the exercise of a call option on a futures contract, the writer of the option (the Portfolio) is obligated to sell the futures contract (to deliver a long position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. However, as with the trading of futures, most participants in the options markets do not seek to realize their gains or losses by exercise of their option rights. Instead, the holder of an option will usually realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid. Nevertheless, if an option on a futures contract written by the Portfolio is exercised, the Portfolio intends to either close out the futures contract by purchasing an offsetting futures contract, or deliver the underlying securities immediately, in order to avoid assuming a short position. There can be no assurance that the Portfolio will be able to enter into an offsetting transaction with respect to a particular contract at a particular time, but it may always deliver the underlying security.

As a writer of options on futures contracts, the Portfolio will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract. If the option is not exercised, the Portfolio will gain the amount of the premium, which may partially offset unfavorable changes in the value of securities held in the Portfolio. If the option is exercised, the Portfolio might incur a loss in the option transaction which would be reduced by the amount of the premium it has received.

While the holder or writer of an option on a futures contract may normally terminate its position by selling or purchasing an offsetting option, the Portfolio's ability to establish and close out options positions at fairly established prices will be subject to the maintenance of a liquid market. The Portfolio will not write options on futures contracts unless, in the Adviser's or subadviser's opinion, the market for such options has sufficient liquidity that the risks associated with such options transactions are not at unacceptable levels.

Risks. While options will be sold in an effort to reduce certain risks, those transactions themselves entail certain other risks. Thus, while the Portfolio may benefit from the use of options, unanticipated changes in interest rates or security price movements may result in a poorer overall performance for the Portfolio than if it had not entered into any options transactions. The price of U.S. Treasury Securities futures are volatile and are influenced, among other things, by changes in prevailing interest rates and anticipation of future interest rate changes. The price of S&P 500 Index, S&P 400 MidCap Index, Russell
2000 Index, Nasdaq-100 Index and EAFE Index futures are also volatile and are influenced, among other things, by changes in conditions in the securities markets in general.

In the event of an imperfect correlation between a futures position (and a related option) and the Portfolio position which is intended to be protected, the desired protection may not be obtained. The correlation between changes in prices of futures contracts and of the securities being hedged is generally only approximate. The amount by which such correlation is imperfect depends upon many different circumstances, such as variations in speculative market demand for futures and for debt securities
(including technical influences in futures trading) and differences between the financial instruments being hedged and the instruments underlying the standard options on futures contracts available for trading.

Due to the imperfect correlation between movements in the prices of futures contracts and movements in the prices of the underlying debt securities, the price of a futures contract may move more than or less than the price of the securities being hedged. If the price of the future moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective and if the price of the securities being hedged has moved in an unfavorable direction, the Portfolio would be in a better position than if it had not hedged at all. If the price of the futures moves more than the price of the security, the Portfolio will experience either a gain or loss on the option on the future which will not be completely offset by movements in the price of the securities which are the subject of the hedge.

The market prices of futures contracts and options thereon may be affected by various factors. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin deposit requirements, distortions in the normal relationship between the debt securities and futures markets could result. Price distortions could also result if investors in futures contracts make or take delivery of underlying securities rather than engage in closing transactions. This could occur, for example, if there is a lack of liquidity in the futures market. From the point of view of speculators, the deposit requirements in the futures markets are less onerous than margins requirements in the securities markets; accordingly, increased participation by speculators in the futures market could cause temporary price distortions. A correct forecast of interest rate trends by the adviser may still not result in a successful hedging transaction because of possible price distortions in the futures market and because of the imperfect correlation between movements in the prices of debt securities and movements in the prices of futures contracts. A well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

Custodial Procedures and Margins. The Portfolios' custodian acts as each Portfolio's escrow agent as to securities on which the Portfolio has written call options and with respect to margin which the Portfolio must deposit in connection with the writing of call options on futures contracts. The Clearing
Corporation (CC) will release the securities or the margin from escrow on the expiration of the call, or when the Portfolio enters into a closing purchase transaction. In this way, assets of the Portfolio will never be outside the control of the Portfolio's custodian, although such control might be limited by the escrow receipts issued.

At the time the Portfolio sells a call option on a contract for future delivery of U.S. Treasury
Securities ("Treasury futures contract"), it is required to deposit with its custodian, in an escrow account, a specified amount of cash or U.S. Government securities ("initial margin"). The account will be in the name of the CC. The amount of the margin generally is a small percentage of the notional contract amount. The margin required is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit, and it is released from escrow upon termination of the option assuming all contractual obligations have been satisfied. The Portfolio will earn interest income on its initial margin deposits.

In accordance with the rules of the exchange on which the option is traded, it might be necessary for the Portfolio to supplement the margin held in escrow.
This will be done by placing additional cash or U.S.
Government securities in the escrow account. If the amount of required margin should decrease, the CC will release the appropriate amount from the escrow account.

The assets in the margin account will be released to the CC only if the Portfolio defaults or fails to honor its commitment to the CC and the CC represents to the custodian that all conditions precedent to its right to obtain the assets have been satisfied.

Lending Portfolio Securities
The S&P 500 Index Portfolio, S&P MidCap 400 Index
Portfolio, Lehman Aggregate Bond Index Portfolio,
Balanced Index Portfolio, Russell 2000 Small Cap Index
Portfolio, Nasdaq-100 Index Portfolio, EAFE
International Index Portfolio, Zenith Portfolio and
Bond Portfolio may lend portfolio securities with a value up to 33 1/3% of its total assets. Such loans may be terminated at any time. The Portfolio will continuously maintain collateral equal to not less than 100% of the current market value (on a daily marked-to-market basis) of the loaned securities plus declared dividends and accrued interest. While portfolio securities are on loan, the borrower will pay the Portfolio any income accruing thereon, and the Portfolio may invest or reinvest the collateral
(depending on whether the collateral is cash securities) in portfolio securities, thereby earning additional income. Loans are typically subject to termination by the Portfolio in the normal settlement time, currently five business days after notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to the Portfolio and its shareholders. The
Portfolio may pay reasonable finders', borrowers', administrative, and custodial fees in connection with a loan of its securities. The Adviser will review and monitor the creditworthiness of such borrowers on an ongoing basis.

Pledging of Assets
The S&P 500 Index Portfolio, S&P MidCap 400 Index
Portfolio, Lehman Aggregate Bond Index Portfolio,
Balanced Index Portfolio, Russell 2000 Small Cap Index
Portfolio, Nasdaq-100 Index Portfolio, EAFE
International Index Portfolio, Zenith Portfolio and
Bond Portfolio may pledge or mortgage assets in conformance with the Portfolio's fundamental investment restrictions regarding borrowing and reverse repurchase agreements. Margin deposits for the purchase and sale of financial futures contracts and related options are not deemed to be a pledge.

                  INVESTMENT RESTRICTIONS

The Fund has adopted the following fundamental restrictions relating to the investment of assets of the Portfolios and other investment activities. These are Fundamental policies and may not be changed without the approval of holders of the majority of the outstanding voting shares of each Portfolio affected
(which for this purpose means the lesser of: [i] 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented, or [ii] more than 50% of the outstanding shares). A change in policy affecting only one Portfolio may be effected with the approval of the majority of the outstanding voting shares of that Portfolio only. The
Fund's fundamental investment restrictions provide that no Portfolio of the Fund is allowed to:

(1) Issue senior securities (except that each Portfolio may borrow money as described in restriction
[9] below).

(2) With respect to 75% of the value of its total assets (or with respect to 50% of the value of its total assets for the Nasdaq-100 Index Portfolio), invest more than 5% of its total assets in securities
(other than securities issued or guaranteed by the United States Government or its agencies or instrumentalities) of any one issuer.

(3) Purchase more than either: (i) 10% in principal amount of the outstanding debt securities of an issuer, or (ii) 10% of the outstanding voting securities of an issuer, except that such restrictions shall not apply to securities issued or guaranteed by the United States Government or its agencies or instrumentalities.

(4) Invest more than 25% of its total assets in the securities of issuers primarily engaged in the same industry. For purposes of this restriction, gas, gas transmission, electric, water, and telephone utilities each will be considered a separate industry. This restriction does not apply to obligations of banks or savings and loan associations or to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities. This restriction does not apply to the Nasdaq-100 Index Portfolio.

(5)  Purchase or sell commodities, commodity
contracts, or real estate, except that each Portfolio may purchase securities of issuers which invest or deal in any of the above, and except that each Portfolio may invest in securities that are secured by real estate. This restriction does not apply to obligations issued or guaranteed by the United States
Government, its agencies or instrumentalities or to futures contracts or options purchased by the S&P 500
Index Portfolio, S&P MidCap 400 Index Portfolio,
Balanced Index Portfolio, Russell 2000 Small Cap Index
Portfolio, Nasdaq-100 Index Portfolio and EAFE
International Index Portfolio in compliance with non-fundamental restrictions [6 and 7] below.

(6) Purchase any securities on margin (except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities) or make short sales of securities or maintain a short position.

(7) Make loans, except through the purchase of obligations in private placements or by entering into repurchase agreements (the purchase of publicly traded obligations not being considered the making of a loan).

(8) Lend its securities, if, as a result, the aggregate of such loans would exceed one-third of the Portfolio's total assets.

(9) Borrow amounts in excess of 10% of its total assets, taken at market value at the time of the borrowing, and then only from banks (and, in the case of the S&P 500 Index Portfolio, S&P MidCap 400 Index
Portfolio, Balanced Index Portfolio, Russell 2000
Small Cap Index Portfolio, Nasdaq-100 Index Portfolio and EAFE International Index Portfolio by entering into reverse repurchase agreements) as a temporary measure for extraordinary or emergency purposes, or to meet redemption requests that might otherwise require the untimely disposition of securities, and not for investment or leveraging. The EAFE International
Index Portfolio will not purchase additional securities when money borrowed exceeds 5% of total assets. For purposes of this restriction, entering into futures contracts or reverse repurchase agreements will not be deemed a borrowing.

(10) Underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in selling shares of each Portfolio and except as it may be deemed such in a sale of restricted securities.

(11) Invest more than 10% of its total assets in repurchase agreements maturing in more than seven days, "small bank" certificates of deposit that are not readily marketable, and other illiquid investments.

(12) As to the Russell 2000 Small Cap Index Portfolio, the Nasdaq-100 Index Portfolio and the EAFE
International Index Portfolio, enter into reverse repurchase agreements if the total of such investments would exceed 5% of the total assets of the Portfolio.

The Fund has also adopted the following additional investment restrictions that are not fundamental and may be changed by the Board of Directors without shareholder approval. Under these restrictions, no Portfolio of the Fund may:

(1) Participate on a joint (or a joint and several) basis in any trading account in securities (but this does not prohibit the "bunching" of orders for the sale or purchase of Portfolio securities with the other Portfolios or with other accounts advised or sponsored by the Adviser or any of its affiliates to reduce brokerage commissions or otherwise to achieve best overall execution).

(2) Purchase or retain the securities of any issuer, if, to the knowledge of the Fund, officers and directors of the Fund, the Adviser or any affiliate thereof each owning beneficially more than 1/2% of one of the securities of such issuer, own in the aggregate more than 5% of the securities of such issuer.

(3) Purchase or sell interests in oil, gas, or other mineral exploration or development programs, or real estate mortgage loans, except that each Portfolio may purchase securities of issuers which invest or deal in any of the above, and except that each Portfolio may invest in securities that are secured by real estate mortgages. This restriction does not apply to obligations or other securities issued or guaranteed by the United States Government, its agencies or instrumentalities.

(4) Invest in companies for the purpose of exercising control (alone or together with the other Portfolios).

(5) Purchase securities of other investment companies with an aggregate value in excess of 5% of the Portfolio's total assets, except in connection with a merger, consolidation, acquisition or reorganization, or by purchase in the open market of securities of closed-end investment companies where no underwriter or dealer's commission or profit, other than customary broker's commission, is involved, or by purchase of UIT's designed to track an Index and only if immediately thereafter not more than 10% of such Portfolio's total assets, taken at market value, would be invested in such securities.

The Fund has also adopted the following additional investment restrictions that are not fundamental and may be changed by the Board of Directors without shareholder approval. Under these restrictions:

The S&P 500 Index Portfolio, S&P MidCap 400 Index
Portfolio, Lehman Aggregate Bond Index Portfolio,
Balanced Index Portfolio, Russell 2000 Small Cap Index
Portfolio, Nasdaq-100 Index Portfolio and EAFE
International Index Portfolio of the Fund may not:

(6) Invest more than 20% of its assets in futures contracts and/or options on futures contracts, except as a temporary investment strategy until the Portfolio reaches $25 million ($50 million in the case of the Russell 2000 Small Cap Index Portfolio, Nasdaq-100
Index Portfolio and EAFE International Index
Portfolio) in net assets, the Portfolio may invest up to 100% of its assets in such futures and/or options contracts.

(7) Invest in options unless no more than 5% of its assets is paid for premiums for outstanding put and call options (including options on futures contracts) and unless no more than 25% of the Portfolio's assets consist of collateral for outstanding options.

If a percentage restriction (for either fundamental or non-fundamental policies) is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values of portfolio securities or amount of net assets shall not be considered a violation.

In addition to the investment restrictions described above, the Fund will comply with restrictions contained in any current insurance laws in order that the assets of life insurance company separate accounts may be invested in Fund shares.

                 DISCLOSURE OF PORTFOLIO HOLDINGS

It is the policy of the Portfolios to protect the confidentiality of their holdings and prevent the selective disclosure of non-public information about their portfolio holdings. The Portfolios' service providers, to which the Portfolios may disclose non-public information about portfolio holdings, are required to comply with this policy. No information concerning the portfolio holdings of a Portfolio may be disclosed to any unaffiliated third party, except as provided below. The Board has adopted formal procedures governing compliance with this policy.

A Portfolio or its duly authorized service providers may publicly disclose holdings of the Portfolio in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the Securities and Exchange Commission. A summary or list of the Portfolios' completed purchases and sales may only be made available after the public disclosure of its portfolio holdings.

There are numerous mutual fund evaluation services such as Standard & Poor's, Morningstar or Lipper
Analytical Services, and due diligence departments of broker-dealers, banks, financial planners and other financial institutions that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes, including style, capitalization, maturity, yield, beta, etc. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. In order to facilitate the review of the Portfolios by these services and departments, the Portfolios may, consistent with their policies and procedures, distribute (or authorize service providers to distribute) information about the Portfolios' securities holdings to such services and departments before their public disclosure is required or authorized, provided that: (i) the recipient does not distribute the portfolio holdings to third parties, other departments, or persons who are likely to use the information for purposes of purchasing or selling the Funds (or any other fund that invests in one of the Portfolios) before the portfolio holdings become public information; and (ii) the recipient is willing to sign a written confidentiality agreement that is designed to preserve the confidentiality of the information. Persons and entities unwilling to execute an acceptable confidentiality agreement within a reasonable period of time may only receive portfolio holdings information that has otherwise been publicly disclosed.

Neither the Portfolios nor their service providers receive any compensation from such services and departments. Subject to such departures as the Portfolios' chief compliance officer ("CCO") believes reasonable and consistent with protecting the confidentiality of the portfolio information, each confidentiality agreement should generally provide that, among other things: the portfolio information is the confidential property of the respective
Portfolio (and its service providers, if applicable) and may not be shared or used directly or indirectly for any purpose except as expressly provided in the confidentiality agreement; the recipient of the portfolio information agrees to limit access to the portfolio information to its employees (and agents) who, on a need to know basis, are (1) authorized to have access to the portfolio information and (2) subject to confidentiality obligations, including duties not to trade on non-public information, no less restrictive than the confidentiality obligations contained in the confidentiality agreement; and upon written request, the recipient agrees to promptly return or destroy, as directed, the information.

The CCO may authorize disclosure of the Portfolios' securities holdings and, in addition to the Board, may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information and waive certain requirements. To the extent required by law, the CCO reports to the Board any violations of the Portfolios' policies and procedures on disclosure of portfolio holdings.

Any disclosure of the Portfolios' securities holdings must serve a legitimate business purpose of the Portfolios and must be in the best interest of the Portfolios' shareholders. In making such a determination, the CCO must conclude that the anticipated benefits and risks to the Portfolios and their shareholders justify the disclosure. A further determination must be made to ensure that any conflicts of interest between the Portfolios, their shareholders, and any third party are resolved prior to disclosure. The Portfolios reserve the right to request certifications from senior officers of authorized recipients that the recipient is using the portfolio holdings information only in a manner consistent with the Portfolios' policy and any applicable confidentiality agreement.

As an oversight procedure, the CCO reports all arrangements to disclose portfolio holdings information to the Portfolios' Board of Directors on a periodic basis. If the Board determines that any such arrangement is or would be inappropriate, the Portfolios will promptly terminate the disclosure arrangement.

                     PORTFOLIO TURNOVER

Each Portfolio has a different expected annual rate of Portfolio turnover, which is calculated by dividing the lesser of purchases or sales of Portfolio securities during the fiscal year by the monthly average of the value of the Portfolio's securities
(excluding from the computation all securities, including options, with maturities at the time of acquisition of one year or less). A high rate of Portfolio turnover generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the Portfolio. Turnover rates may vary greatly from year to year as well as within a particular year and may also be affected by cash requirements for redemptions of each Portfolio's shares and by requirements which enable the Fund to receive certain favorable tax treatments. The
Portfolio turnover rates will, of course, depend in large part on the level of purchases and redemptions of shares of each Portfolio. Higher Portfolio turnover can result in corresponding increases in brokerage costs to the Portfolios of the Fund and their shareholders. However, because rate of Portfolio turnover is not a limiting factor, particular holdings may be sold at any time, if investment judgment or Portfolio operations make a sale advisable.

The annual portfolio turnover rates for the Portfolios are set forth in the Financial Highlights section of the Prospectus.

                       MANAGEMENT OF THE FUND

                       Directors and Officers

INDEPENDENT DIRECTORS

                                     Term of                            Number of
                                      Office                            Portfolios
                                       and                               in Fund
                                      Length         Principal           Complex
                        Position(s)     of          Occupation           Overseen      Other
                          with the     Time           During                by      Directorships
Name, Address and Age       Fund      Served      Past Five Years        Director  Held by Director
---------------------    ---------   --------  ---------------------     --------  ----------------
Theodore H. Emmerich*     Director   Director  Consultant                   16     American
(79)                      and        since                                         Financial
                          Chairman   1987                                          Group

Yvonne L. Gray*           Director   Director  Executive Vice President/    16
(55)                                 since     COO, United Way of Greater
                                     1999      Cincinnati (Social Services
                                               Provider); prior thereto,
                                               Vice President/ Trust
                                               Operations Officer,
                                               Fifth Third Bank;
                                               former Audit Manager,
                                               Price Waterhouse
                                               (Accounting Firm)

Michael K. Keating*       Director   Director  Managing Director,           16
(50)                                 since     Keating, Vollmer & Co.
                                     2005      LLC (Private Equity
                                               Investment Firm)

David C. Phillips         Director   Director  Co-Founder, Cincinnati       16     Meridian
(68)                                 since     Works, Inc. (Job    .               Bioscience, Inc.
                                     2001      Placement); prior                   Cintas, Inc.
                                               thereto, Chief Executive
                                               Officer, Downtown
                                               Cincinnati Inc. (Economic
                                               revitalization of
                                               Cincinnati)

Mary W. Sullivan          Director   Director  Attorney, Peck, Shaffer &    16     Franklin Savings
(49)                                 since     Williams LLP (Law Firm)             and Loan Co.;
                                     2001                                          First Franklin
                                                                                   Corporation

INTERESTED DIRECTORS AND OFFICERS

                                     Term of                            Number of
                                      Office                            Portfolios
                                       and                               in Fund
                                      Length         Principal           Complex
                        Position(s)     of          Occupation           Overseen      Other
                          with the     Time           During                by      Directorships
Name, Address and Age(1)    Fund      Served      Past Five Years        Director  Held by Director
---------------------    ---------   --------  ---------------------     --------  ----------------
Steven R. Sutermeister*   Director,  Director  Senior Vice President,       16     Carillon
(52)                      President  since     Union Central; President            Investments, Inc;
                          and Chief  1999      and Chief Executive                 Summit Investment
                          Executive            Officer, Adviser.                   Partners, Inc.;
                          Officer                                                  Union Central
                                                                                   Mortgage Funding
                                                                                   Inc.

John F. Labmeier          Vice       Officer   Vice President, Associate    NA      NA
1876 Waycross Road        President  since     General Counsel and
Cincinnati, OH 45240      and        1990      Assistant Secretary,
(57)                      Secretary            Union Central; Vice
                                               President and Secretary,
                                               Carillon Investments,
                                               Inc.; Secretary, Adviser

Thomas G. Knipper         Vice       Officer   Treasurer and Chief          NA      NA
(48)                      President, since     Compliance Officer,
                          Controller 1995      Adviser
                          and Chief
                          Compliance
                          Officer

Gerald Q. Herbert         Treasurer  Officer   Director of Finance          NA      NA
(39)                                 since     and Accounting,
                                     2005      Adviser; prior thereto
                                               Controller for General
                                               Factory Supplies Co.

John M. Lucas             Assistant  Officer   Second Vice President,       NA      NA
1876 Waycross Road        Secretary  since     Counsel and Assistant
Cincinnati, OH 45240                 1990      Secretary, Union Central
(55)


* Except as otherwise indicated, the business of each listed person is 312 Walnut St., Ste. 2500, Cincinnati,
OH 45202.
(1) Mr. Sutermeister may be considered to be an "interested
    person" of the Fund (within the meaning of the Investment
    Company Act of 1940) because of his affiliation with the
    Adviser.

BOARD OF DIRECTORS

The business and affairs of the Fund are managed under the direction of the Board of Directors. All powers of the Fund are vested in, and may be exercised by or under the authority of the Board of Directors except as conferred on or reserved to the shareholders by the laws of the state of Maryland or the Fund's Articles of Incorporation or By-laws.

The Board has a standing audit committee, which consists of Theodore H. Emmerich, Yvonne L. Gray,
Michael K. Keating, David C. Phillips (Chair) and Mary
W. Sullivan, each of whom is not an "interested person" of the Fund as defined in the 1940 Act ("Independent
Director(s)"). The purpose of the audit committee is to meet with the independent registered accounting firm and officers to review accounting principles used by the Fund, the adequacy of internal controls, the responsibilities and fees of the independent accountants, and other matters. During 2005, the audit committee held three meetings.

The Board has a standing nominating committee, which consists of Yvonne L. Gray (Chair), David C. Phillips and Mary W. Sullivan, each of whom is an Independent
Director. The purpose of the nominating committee is to review and nominate candidates for positions as Directors to fill vacancies on the Board. During 2005, the nominating committee held three meetings. The nominating committee will consider Director candidates recommended in writing by shareholders. Recommendations should be addressed to Summit Mutual Funds, 312 Walnut
Street, Suite 2500, Cincinnati, Ohio 45202.

Directors owned outstanding shares of the Fund as follows:

                                                   Aggregate Dollar Range
                                                    of Equity Securities
                          Dollar Range of       in ALL Registered Investment
                         Equity Securities    Companies Overseen by Director in
Name of Director            in the Fund        Family of Investment Companies
----------------         ------------------   --------------------------------
Theodore H. Emmerich          NA                  $50,001 - $100,000
Yvonne L. Gray                NA                       $1 - $10,000
Michael K. Keating            NA                  $10,001 - $50,000
David C. Phillips             NA                    over $100,000
Mary W. Sullivan              NA                    over $100,000
Steven R. Sutermeister        NA                    over $100,000

*Information regarding ownership is as of March 31, 2006.

As of the date of this Statement of Additional
Information, the officers and directors of the Fund owned less than 1% of any of the outstanding shares of the Fund. Directors who are not officers or employees of Union Central Life Insurance Company ("Union
Central") or the Fund's investment adviser are paid a fee plus actual out-of-pocket expenses by the Fund for each meeting of the Board of Directors attended.
Total fees and expenses incurred for 2005 were $122,284. Directors receive an annual retainer of $15,000, $2,250 for each Board meeting attended, and $500 for each Committee meeting attended. The
Independent Chairman of the Board receives 150% of the Board meeting fees.

As of December 31, 2005, no Director owned beneficially or of record any securities of the investment adviser or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Fund.

                         Compensation Table

           (1)                    (2)           (3)            (4)             (5)
                                             Pension or                       Total
                                             Retirement                    Compensation
                                              Benefits       Estimated       From Fund
                                Aggregate    Accrued as       Annual         and Fund
                              Compensation  Part of Fund   Benefits Upon   Complex Paid
Name of Person, Position        From Fund      Expenses      Retirement    to Directors
------------------------      ------------  ------------   -------------   ------------
Theodore H. Emmerich            $28,100         -               -           $28,100
Director
Yvonne L. Gray                  $25,600         -               -           $25,600
Director
Michael K. Keating              $10,250         -               -           $10,250
Director
David C. Phillips               $25,000          -              -           $25,000
Director
Mary W. Sullivan                $25,000          -              -           $25,000
Director
Steven R. Sutermeister           NA              NA             NA             NA
Director

Investment Adviser
The Fund has entered into an Investment Advisory
Agreement with the Adviser, whose principal business address is 312 Walnut Street, Suite 2500, Cincinnati,
Ohio 45202. The Adviser was incorporated under the laws of Ohio on August 18, 1986, and is a wholly-owned subsidiary of Union Central. Executive officers and directors of the Adviser who are affiliated with the Fund are Steven R. Sutermeister, Director, President and Chief Executive Officer; Thomas G. Knipper, Chief
Compliance Officer, Gerald Q. Herbert, Treasurer; and
John F. Labmeier, Secretary.

Pursuant to the Investment Advisory Agreement, the
Fund has retained the Adviser to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of Portfolio securities.
The Adviser is at all times subject to the direction and supervision of the Board of Directors of the Fund.

The Adviser continuously furnishes an investment program for each Portfolio and has responsibility for the management of each Portfolio. The Adviser obtains and evaluates such information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Portfolios in a manner consistent with their investment objectives, policies and restrictions. The Adviser considers analyses from various sources, makes necessary investment decisions and effects transactions accordingly. The Adviser also performs certain administrative functions for the Fund. The Adviser may utilize the advisory services of subadvisers for one or more of the Portfolios.


Administrator
The Fund has also entered into an Administrative
Services Agreement with the Adviser in which the Adviser, at its expense, maintains certain of the Fund's books and records (other than those provided by U.S.Bancorp Fund Services, LLC, by agreement) and furnishes such office space, facilities, equipment, and clerical help as the Fund may reasonably require in the conduct of business. In addition, the Adviser pays for the services of all executive, administrative, clerical, and other personnel, including officers of the Fund, who are employees of Union Central. Expenses not expressly assumed by the Adviser under the Agreement will be paid by the Fund.

At a shareholders' meeting on November 9, 2001, the shareholders approved an amendment to the Investment
Advisory Agreement that eliminated certain administrative responsibilities enumerated in the
Investment Advisory Agreement for all of the Portfolios and incorporated them into a separate administrative services agreement between the Fund and the Adviser. The Board of Directors previously approved the amendment on September 26, 2001.
Administrative responsibilities including:
   o preparing, maintaining, analyzing and reporting on the
     Portfolios' expenses,
   o authorizing payment of Fund and Portfolio expenses,
   o coordinating completion of annual audits,
   o drafting semi-annual and annual financial statements,
   o preparing tax returns,
   o coordinating Board meetings,
   o preparing and filing reports to the SEC and states, and
   o coordinating and managing procedures for compliance with federal and state regulations,
are now covered by a separate administrative services agreement between the Fund and the Adviser. A separate administrative service fee of 0.10% of average daily net assets on an annual basis, will be imposed for these services. Administrative service fees paid during the fiscal years ended December 31, 2005, 2004 and 2003 were $687,279, $562,853 and
$244,869, respectively.

Payment of Expenses
Each Portfolio pays all expenses incurred in its operation and a portion of the Fund's general administration expenses allocated on the basis of the asset size of the respective Portfolios, except as otherwise assumed by the Adviser. Expenses other than the Adviser's fee that are borne directly and paid individually by a Portfolio include, but are not limited to, brokerage commissions, dealer markups, expenses incurred in the acquisition of Portfolio securities, transfer taxes, transaction expenses of the custodian, pricing services used by only one or more Portfolios, and other costs properly payable by only one or more Portfolios. Expenses which are allocated on the basis of size of the respective
Portfolios include custodian (portion based on asset size), dividend disbursing agent, transfer agent, bookkeeping services (except annual per Portfolio base charge), pricing, shareholder's and directors' meetings, directors' fees, proxy statement and Prospectus preparation, registration fees and costs, fees and expenses of legal counsel not including employees of the Adviser, membership dues of industry associations, postage, insurance premiums including fidelity bond, and all other costs of the Fund's operation properly payable by the Fund and allocable on the basis of size of the respective Portfolios.
The Adviser will pay any expenses of the S&P 500 Index
Portfolio, S&P MidCap 400 Index Portfolio, Balanced
Index Portfolio, Nasdaq-100 Index Portfolio and Lehman
Aggregate Bond Index Portfolio, other than the advisory fee for Portfolios, to the extent that such expenses exceed .30% of a Portfolio's net assets. The
Adviser will pay any expenses of the Russell 2000
Small Cap Index Portfolio, other than the advisory fee for that Portfolio, to the extent that such expenses exceed .40% of that Portfolio's net assets. The
Adviser will pay any expenses of the EAFE
International Index Portfolio, other than the advisory fee for that Portfolio, to the extent that such expenses exceed .69% of that Portfolio's net assets provided, however, the Adviser has voluntarily agreed to waive its fees and/or reimburse expenses of the Portfolio, to the extent necessary, to limit all expenses to 0.95% of the average daily net assets of the Portfolio until December 31, 2006. The Adviser has voluntarily agreed to waive its fees and/or reimburse expenses of the S&P 500 Index Portfolio, to the extent necessary, to limit all expenses to 0.39% of the average daily net assets of the Portfolio until December 31, 2006.

Depending on the nature of a legal claim, liability or lawsuit, litigation costs, payment of legal claims or liabilities and any indemnification relating thereto may be directly applicable to a Portfolio or allocated on the basis of the size of the respective Portfolios.
The directors have determined that this is an appropriate method of allocation of expenses.

Advisory Fee
As full compensation for the services and facilities furnished to the Fund and expenses of the Fund assumed by the Adviser, the Fund pays the Adviser monthly compensation calculated daily as described in the Prospectus. The compensation for each Portfolio for the fiscal years ended December 31, 2005, 2004 and 2003, respectively, were as follows:

                                                2005                  2004                2003
                                       -------------------  -------------------- -----------------
                                               Expense               Expense             Expense
                                              Reimburse-            Reimburse-          Reimburse-
                                                ments                 ments              ments
                                                 and                   and                 and
                                               Waivers               Waivers             Waivers
                                     Advisory    Paid     Advisory    Paid     Advisory   Paid
                                       Fee    by Adviser    Fee     by Adviser   Fee    by Adviser
Portfolio                            -------- ----------  --------- ---------- -------- ----------
S&P 500 Index Portfolio                801,303   269,654   705,838   246,464   205,636    14,135
S&P MidCap 400 Index Portfolio         333,126       ---   235,020       ---    85,201    19,861
Russell 2000 Small Cap Index Portfolio 240,936       ---   185,763     8,798    60,471    63,463
Nasdaq-100 Index Portfolio              90,596    29,652    86,724    33,625    54,984    41,182
EAFE International Index Portfolio     281,109   275,408   154,413   203,492    90,509   293,001
Balanced Index Portfolio                92,753    30,791    91,786    32,604    32,666    45,055
Lehman Aggregate Bond Portfolio        106,091    10,065    84,523    29,690    23,262    39,168
Zenith Portfolio                       333,933       ---   308,794       ---   260,120       ---
Bond Portfolio                         158,588    28,942   172,910    25,289   176,348    26,021

Investment Advisory Agreement
Unless earlier terminated as described below, the Investment Advisory Agreement will continue in effect from year to year if approved annually: (a) by the Board of Directors of the Fund or by a majority of the outstanding shares of the Fund, including a majority of the outstanding shares of each Portfolio; and (b) by a majority of the directors who are not parties to such contract or interested persons (as defined by the Investment Company Act of 1940) of any such party.
The Agreement is not assignable and may be terminated without penalty by the Fund on 60 days notice, and by the Adviser on 90 days notice.

The Investment Advisory Agreement provides that the
Adviser shall not be liable to the Fund or to any shareholder for any error of judgment or mistake of law or for any loss suffered by the Fund or by any shareholder in connection with matters to which the Investment Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard on the part of the Adviser in the performance of its duties thereunder.
In the case of administrative services, the Adviser will be held to the aforementioned standard of liability.

The Investment Advisory Agreement in no way restricts the Adviser from acting as investment manager or adviser to others.

If the question of continuance of the Investment
Advisory Agreement (or adoption of any new Agreement) is presented to shareholders, continuance (or adoption) with respect to a Portfolio shall be effective only if approved by a majority vote of the outstanding voting securities of that Portfolio. If the shareholders of any one or more of the Portfolios should fail to approve the Agreement, the Adviser may nonetheless serve as an adviser with respect to any Portfolio whose shareholders approved the Agreement.

Investment Subadvisory Agreement
Pursuant to a Subadvisory Agreement between the Adviser and World Asset Management, L.L.C. ("World") would serve as subadviser for the EAFE International
Index Portfolio. Although the Fund is not a party to this Subadvisory Agreement, the Agreement provides that continuation and termination are subject to the same requirements as the Investment Advisory Agreement between the Adviser and the Fund. World is subject to the same supervision by Summit Mutual Fund's Board of Directors as is the Adviser. The Adviser will pay
World a monthly fee computed on a daily basis, at an annual rate of .10% of the current value of the Portfolio's net assets. The fee is paid by the Adviser, not the Fund. The fee paid in 2005 was $49,294, the fee paid in 2004 was $24,430 and the fee paid in 2003 was $25,448 The sole shareholder of the Fund approved the Investment Subadvisory Agreement on
December 26, 2000.  World Asset Management, L.L.C.,
255 E. Brown Street, Suite 250, Birmingham, MI 48009, is a division of Munder Capital Management, a registered investment adviser.

Service Agreement
Under a Service Agreement between the Adviser and Union Central, Union Central has agreed to make available to the Adviser the services of certain employees of Union Central on a part-time basis for the purpose of better enabling the Adviser to fulfill its obligations to the Fund. Pursuant to the Service
Agreement, the Adviser shall reimburse Union Central for all costs allocable to the time spent on the affairs of the Adviser by the employees provided by Union Central. In performing their services for the Adviser pursuant to the Service Agreement, the specified employees shall report and be solely responsible to the officers and directors of the Adviser or persons designated by them. Union Central shall have no responsibility for the investment recommendations or decisions of the Adviser. The obligation of performance under the Investment
Advisory Agreement is solely that of the Adviser and Union Central undertakes no obligation in respect thereto except as otherwise expressly provided in the Service Agreement.

Securities Activities of Adviser
Securities held by the Fund may also be held by Union
Central or by other separate accounts or mutual funds for which the Adviser acts as an adviser. Because of different investment objectives or other factors, a particular security may be bought by Union Central or by the Adviser or for one or more of its clients, when one or more other clients are selling the same security. If purchases or sales of securities for one or more of the Fund's Portfolios or other clients of the Adviser or Union Central arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the Fund's Portfolios, Union Central, and other clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

On occasions when the Adviser deems the purchase or sale of a security to be in the best interests of the Fund as well as other accounts or companies, it may, to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be sold or purchased for the Fund
(or for two or more Portfolios) with those to be sold or purchased for other accounts or companies in order to obtain more favorable execution and lower brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Fund Portfolio(s) and to such other accounts or companies. In some cases this procedure may adversely affect the size of the position obtainable for a Portfolio.

Code of Ethics
The Adviser, the Subadviser, the Underwriter and the Fund have each adopted a code of ethics under Rule
17j-1 of the Investment Company Act of 1940. Each code of ethics applies to the personal investing activities of the directors, officers and certain employees of the Adviser, the Fund or the Underwriter as applicable. Employees of the Adviser are permitted to make personal securities transactions, including securities that may be held or purchased by the Funds, subject to the requirements and restrictions set forth in the Adviser's code of ethics. Employees of the Underwriter are also permitted to make personal securities transactions, including securities that may be held or purchased by the Funds, subject to the requirements and restrictions set forth in the Underwriter's code of ethics.

Each code of ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of clients such as the Fund. Among other things, the code of ethics, which generally complies with standards recommended by the Investment Company Institute's Advisory Group on
Personal Investing, prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and monthly reporting of securities transactions.
Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the code of ethics may be granted in particular circumstances after review by appropriate personnel.


                      PORTFOLIO MANAGERS

S&P 500 Index Portfolio, S&P MidCap 400 Index
Portfolio, Balanced Index Portfolio, Russell 2000
Small Cap Index Portfolio, Nasdaq-100 Index Portfolio and Lehman Aggregate Bond Index Portfolio

Gary R. Rodmaker, Nick J. Kotsonis and Kevin P. Aug are primarily responsible for the day-to-day management of the S&P 500 Index, S&P MidCap 400 Index,
Balanced Index, Russell 2000 Small Cap Index, Nasdaq-
100 Index, and Lehman Aggregate Bond Index Portfolios.

Other Accounts Managed
Mr. Rodmaker, Mr. Kotsonis and Mr. Aug are also part of the management team of other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following tables identify, as of March 31, 2006 (i) the number of, and total assets of, other registered investment companies (other than the Portfolios), pooled investment vehicles and other accounts managed and (ii) the total assets of such companies, vehicles and accounts with respect to which the advisory fee is based on performance.


                      Other Registered       Other Pooled
                    Investment Companies  Investment Vehicles    Other Accounts
                    --------------------  -------------------  ----------------------
                               Total                 Total                Total
Portfolio Manager    Number    Assets      Number    Assets    Number     Assets
-----------------    ------    ------      ------    ------    ------     ------
Gary R. Rodmaker       3    $132,534,195    N/A       N/A       7      $3,045,017,093
Nick J. Kotsonis       1     $17,543,042    N/A       N/A       1      $2,572,236,112
Kevin P. Aug           1     $17,543,042    N/A       N/A       3        $377,436,741

As of March 31, 2006, none of these accounts had advisory fee arrangements based on the performance of the account.

Compensation
Portfolio management compensation consists of: a fixed base salary based on industry surveys and the type and size of accounts managed; benefits that are available generally to all salaried employees at the portfolio manager's level; an annual bonus based on the profitability of the adviser, total adviser assets under management, and account performance versus specific benchmarks (tracking error against the named indices); and a long-term incentive compensation plan based on increases in the value of units in a value creation plan of the adviser over a specified accumulation and vesting period.

    Conflicts of Interest
From time to time, potential conflicts of interest may arise between the management of the investments of the Fund on the one hand, and the management of other registered investment companies and other accounts (collectively, "other accounts") on the other. The other accounts might have similar investment objectives or strategies as the Fund, track the same indexes the Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The other accounts might also have different investment objectives or strategies than the Fund.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of day-to-day management of the Fund. Because of their positions with the Fund, the management team knows the size, timing and possible market impact of the Fund's trades. It is theoretically possible that they could use this information to the advantage of other accounts they manage and to the possible detriment of the Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of the management of a number of accounts with varying investment guidelines.
Often, an investment opportunity may be suitable for both the Fund and other accounts, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully.
Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. The
Investment Manager has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Ownership of Fund Shares
The table below sets forth the value of shares beneficially owned by the team in the Portfolios as of March 31, 2006 , stated as being within one of the following dollar ranges: None; $1-$10,000; $10,001-
$50,000; $50,001-$100,000; $100,001-$500,000;
$500,001-$1,000,000; or over $1,000,000.

Portfolio Manager                     Dollar Range in Portfolios
--------------------  ----------------------------------------------------------

                                  S&P               Russell              Lehman
                                 MidCap               2000              Aggregate
                       S&P 500     400    Balanced    Small    Nasdaq     Bond
                        Index     Index     Index      Cap    100 Index   Index
                      Portfolio Portfolio Portfolio Portfolio Portfolio Portfolio
                      --------- --------- --------- --------- --------- ---------
Gary R. Rodmaker  $10,001 $10,001   None  $10,001  $50,001
None
                     to      to              to       to
                  $50,000 $50,000         $50,000  $100,000
Nick J. Kotsonis    None    $1      None    None     None
None
                            to
                          $10,000
Kevin P. Aug        None    None    None    None     None
None

Zenith Portfolio

James R. McGlynn and Yvonne M. Bishop are primarily responsible for the day-to-day management of the Zenith Portfolio.

Other Accounts Managed
Mr. McGlynn and Ms. Bishop also are primarily responsible for the day-to-day management of other registered investment companies and other accounts, as indicated below. The following tables identify, as of March 31, 2006(i) the number of, and total assets of, other registered investment companies (other than the Portfolios), pooled investment vehicles and other accounts managed and (ii) the total assets of such companies, vehicles and accounts with respect to which the advisory fee is based on performance.

                      Other Registered       Other Pooled
                    Investment Companies  Investment Vehicles    Other Accounts
                    --------------------  -------------------  --------------------
                               Total                 Total                Total
Portfolio Manager    Number    Assets      Number    Assets    Number     Assets
-----------------    ------    ------      ------    ------    ------     ------
James R. McGlynn        1   $73,059,463      N/A       N/A       2      $18,498,321
Yvonne. M. Bishop       1   $73,059,463      N/A       N/A       2      $18,498,321

As of March 31, 2006, none of these accounts had advisory fee arrangements based on the performance of the account.

Compensation
Portfolio Manager compensation consists of: a fixed base salary based on industry surveys and the type and size of accounts managed; benefits that are available generally to all salaried employees at the portfolio manager's level; an annual bonus based on the profitability of the adviser, total adviser assets under management, and performance of the manager's accounts versus specific benchmarks (tracking error against the Russell 100 Value Index); and a long-term incentive compensation plan based on increases in the value of units in a value creation plan of the adviser over a specified accumulation and vesting period.

    Conflicts of Interest
From time to time, potential conflicts of interest may arise between a portfolio manager's management of the investments of the Fund on the one hand, and the management of other registered investment companies and other accounts (collectively, "other accounts") on the other. The other accounts might have similar investment objectives or strategies as the Fund, track the same indexes the Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The other accounts might also have different investment objectives or strategies than the Fund.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager's day-to-day management of the Fund. Because of their positions with the Fund, the portfolio managers know the size, timing and possible market impact of the Fund's trades. It is theoretically possible that the portfolio manager could use this information to the advantage of other accounts they manage and to the possible detriment of the Fund.

    Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager's management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. The Investment Manager has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Ownership of Fund Shares
The table below sets forth the value of shares beneficially owned by the portfolio manager in the Portfolio and Funds managed within the Registrant as of March 31, 2006, stated as being within one of the following dollar ranges: None; $1-$10,000; $10,001-$50,000; $50,001-$100,000; $100,001-$500,000; $500,001-
$1,000,000; or over $1,000,000.

                                  Dollar Range in
Portfolio Manager        Zenith Portfolio and Everest Fund
-----------------        ---------------------------------
James R. McGlynn                $100,001 to $500,000
Yvonne M. Bishop                $10,000 to $50,000

Bond Portfolio

Gary R. Rodmaker, Michael J. Schultz, Stephen M. Finley and D.
Scott Keller are primarily responsible for the day-to-day management of the Bond Portfolio.


Other Accounts Managed
Messrs. Rodmaker, Schultz, Finley and Keller also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following tables identify, as of March 31, 2006 (i) the number of, and total assets of, other registered investment companies (other than the Portfolios), pooled investment vehicles and other accounts managed and (ii) the total assets of such companies, vehicles and accounts with respect to which the advisory fee is based on performance.


                      Other Registered       Other Pooled
                    Investment Companies  Investment Vehicles    Other
Accounts
                    --------------------  -------------------  --------------
--------
                               Total                 Total
Total
Portfolio Manager    Number    Assets      Number    Assets    Number
Assets
-----------------    ------    ------      ------    ------    ------     ---
---
Gary R. Rodmaker       3    $132,534,195    N/A       N/A       7
$3,045,017,093
Michael J. Schultz     2    $124,578,546    N/A       N/A       4
$1,463,427,701
Stephen M. Finley      2    $124,578,546    N/A       N/A       4
$1,463,427,701
D. Scott Keller        1     $96,265,668    N/A       N/A       5
$2,838,327,037

As of March 31, 2006, none of these accounts had advisory fee arrangements based on the performance of the account.

Compensation
Portfolio Manager compensation consists of: a fixed base salary based on industry surveys and the type and size of accounts managed; benefits that are available generally to all salaried employees at the portfolio manager's level; an annual bonus based on the profitability of the adviser, total adviser assets under management, and performance of the manager's accounts versus specific benchmarks (tracking error against the Lehman Brothers Aggregate Bond Index; and a long-term incentive compensation plan based on increases in the value of units in a value creation plan of the adviser over a specified accumulation and vesting period.

    Conflicts of Interest
From time to time, potential conflicts of interest may arise between a portfolio manager's management of the investments of the Fund on the one hand, and the management of other registered investment companies and other accounts (collectively, "other
accounts") on the other.   The other accounts might have similar
investment objectives or strategies as the Fund, track the same indexes the Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The other accounts might also have different investment objectives or strategies than the Fund.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager's day-to-day management of the Fund. Because of their positions with the Fund, the portfolio managers know the size, timing and possible market impact of the Fund's trades. It is theoretically possible that the portfolio manager could use this information to the advantage of other accounts they manage and to the possible detriment of the Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager's management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. The Investment Manager has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Ownership of Fund Shares
The table below sets forth the value of shares beneficially owned by the portfolio manager in the Portfolio and Funds managed within the Registrant as of March 31, 2006, stated as being within one of the following dollar ranges: None; $1-$10,000; $10,001-$50,000; $50,001-$100,000; $100,001-$500,000; $500,001-
$1,000,000; or over $1,000,000.

                             Dollar Range in
Portfolio Manager       Bond Portfolio and Bond Fund
-----------------       ----------------------------
Gary R. Rodmaker             $1 to $10,000
Michael J. Schultz               None
Stephen M. Finley                None
D. Scott Keller                  None

EAFE International Portfolio

Portfolio Managers. Theodore D. Miller of World Asset Management ("WAM"), a division of Munder Capital Management ("Munder"), is the portfolio manager of the EAFE Fund. The following table lists the number and types of other accounts managed by Mr. Miller and assets under management in those accounts as of December 31, 2005:

                 Registered               Pooled
Total
                  Investment   Assets    Investment   Assets                 Assets
Assets
                   Company     Managed    Vehicle     Managed     Other      Managed
Managed
Portfolio Manager  Accounts  ($millions)  Accounts  ($millions)  Accounts  ($millions)
($millions)
-----------------  --------   ---------   --------   ---------   --------   ---------
---------
Theodore D. Miller    2         100.3       10        2,781.0      11         1.0
2,882.3

Portfolio Manager Conflicts of Interest. As indicated in the table above, portfolio managers at WAM may manage numerous accounts for multiple clients. These client accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). In addition, other portfolio managers within the Munder organization, including its Pierce Street Advisors LLC ("Pierce Street") subsidiary, may manage multiple registered investment company accounts, pooled accounts (including hedge funds or private funds) and separate accounts. Portfolio managers make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio. Although unlikely, WAM portfolio managers may also provide services for clients of Munder and/or Pierce Street simultaneously. A summary of certain potential conflicts of interest is provided below. Please note, however, that this summary is not intended to describe every possible conflict of interest that portfolio managers may face.

  o POTENTIAL CONFLICTS RELATING TO THE INTERESTS OF PORTFOLIO MANAGERS AND MUNDER: Although less likely to arise in the context of passively managed accounts than in the context of actively managed accounts, conflicts of interest may arise where some accounts managed by a particular portfolio manager have higher fees than the fees paid by other accounts. WAM, Munder and/or Pierce Street may receive differential compensation from different advisory clients (e.g., some clients, such as hedge funds, may pay higher management fees than are paid by other advisory clients and/or incentive compensation based on the investment performance of the clients) and each advisory client may be more or less profitable to WAM, Munder or Pierce Street than other advisory clients (e.g., clients also may demand different levels of service or have larger, smaller or multiple relationships with Munder and/or its affiliates). WAM, Munder and Pierce Street may compensate portfolio managers differently depending on the nature of the client's account (e.g., personnel participating in the portfolio management process for hedge funds and other incentive fee accounts may receive compensation that reflects, at least in part, the revenues generated by, including the incentive fees paid by, those funds and other accounts to reward superior performance). Because a portfolio manager's compensation is affected by revenues earned by WAM, Munder and/or Pierce Street, the incentives associated with a given account may be significantly higher than those associated with other accounts. Portfolio management team personnel also may make personal investments in accounts (including hedge funds) they manage or support.

If other advisory clients of a portfolio manager utilize a management fee structure that could result in higher fees or are otherwise possibly more profitable relationships for WAM, MCM and/or Pierce Street than the Funds, or if the management of such clients could result in potentially higher compensation to the portfolio manager ("Advisor Compensatory Accounts"), or if the portfolio manager makes personal investments in certain client accounts (such as hedge funds), the portfolio manager may have the incentive to direct a disproportionate amount of their attention to such accounts. In addition, in the case of actively managed accounts, the portfolio manager may have the incentive to direct a disproportionate amount of limited investment opportunities, such as less liquid securities or initial public offerings, and/or desirable trade allocations to such accounts. The portfolio manager also may have an incentive to trade Adviser Compensatory Accounts or personal investments before (i.e., front run) or after the Funds in order to seek to take advantage of the potential upward or downward pressure on the market price of certain investments resulting from the Funds' trading activity. In addition, if the portfolio manager engages in short sales of securities for Advisor Compensatory Accounts or personal investments that are contemporaneously owned by other client accounts, the portfolio manager's use of short sales may be harmful to the performance of other clients that own that security.

  o  POTENTIAL CONFLICTS RELATING TO THE INTERESTS OF COMERICA:
Munder is a majority-owned subsidiary of Comerica Incorporated ("Comerica"). Comerica is engaged through its subsidiaries in a wide variety of banking, insurance, broker-dealer, asset management, and other activities. Comerica and its subsidiaries therefore have business relationships, or may be in competition, with many issuers of securities. If a portfolio manager knows of these relationships or thinks that they may exist, the portfolio manager may have an incentive to vote securities held or, in the case of actively managed accounts, purchase or sell these securities or otherwise manage client accounts in a manner designed to benefit Comerica.

  o  POTENTIAL CONFLICTS RELATING TO MANAGING MULTIPLE ADVISED
ACCOUNTS: Even if there is no financial or other advantage to a portfolio manager, WAM, MCM, Pierce Street or Comerica, a portfolio manager managing assets for multiple clients must make decisions that could be deemed to benefit some clients more than others, or benefit some clients to the detriment of others. In addition, the time and attention devoted to a single account by a portfolio manager will vary across accounts.

Although Munder does not track the time or attention a portfolio manager spends on a single portfolio, Munder does monitor the performance of all client accounts and periodically assesses whether a portfolio manager has adequate time and resources to effectively manage all of the accounts for which he or she is responsible. Munder seeks to manage competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline or complementary investment disciplines. Most accounts within a particular investment discipline are managed using the same investment model. Even where multiple accounts are managed by the same portfolio manager within the same investment discipline, however, Munder may take action with respect to one account that may differ from the timing or nature of action taken, with respect to another account. Accordingly, the performance of each account managed by a portfolio manager will vary.

WAM portfolio managers are subject to numerous compliance policies and procedures adopted and implemented by Munder and Pierce Street, including Codes of Ethics and brokerage and trade allocation policies and procedures, which seek to address the conflicts associated with managing multiple accounts for multiple clients. Munder and Pierce Street have also established an Investment Conflicts Committee to oversee potential issues relating to conflicts of interest that WAM, Muncer, Pierce Street and the portfolio managers may face. In addition, Munder and Pierce Street each have a designated Chief Compliance Officer (selected in accordance with the federal securities laws) as well as dedicated compliance staff whose activities are focused on monitoring the compliance policies and procedures of Munder and Pierce Street in order to detect and address potential and actual conflicts of interest. Furthermore, senior personnel of Munder or WAM periodically review the performance of all WAM portfolio managers. However, there can be no assurance that the Investment Conflicts Committee and the compliance programs of Munder or Pierce Street will achieve their intended result.

Portfolio Manager Compensation. The compensation package for portfolio managers at Munder, including WAM portfolio managers, consists of three elements: fixed base salary; short-term incentive in the form of an annual bonus; and long-term incentive in the form of company equity interests. Munder also provides a competitive benefits package, including health and welfare benefits and retirement benefits in the form of a 401(k) plan.

Munder offers industry-competitive salaries based on the skills and experience of the portfolio manager as well as responsibilities of the position. Salaries are compared at least annually with investment industry benchmark compensation surveys.

Portfolio managers are eligible to earn a performance bonus based on profitability of the firm and the performance of the aggregate group of accounts managed by the portfolio manager. Target bonuses for portfolio managers typically range from 50 to 100% of base salary. Actual bonuses, however, are completely discretionary and can be as low as 0% and range as high as 200% or more of salary. Bonuses are based on a variety of factors, including performance relative to applicable benchmarks for the most recent one-year and three-year periods, as well as other qualitative elements such as leadership, team interaction and results, client satisfaction, and overall contribution to the firm's success. The applicable benchmarks for the Fund is the Morgan Stanley Capital International (MSCI) EAFE Index.

Portfolio managers are also eligible for long-term incentives in the form of options to purchase shares of Munder Group LLC, an employee-owned minority partner of Munder. Option shares typically vest ratably over a three- to five-year period. Munder's Option Plan provides incentive to retain key personnel and serves to align portfolio managers' interests with those of Munder directly, and, indirectly, the accounts managed by Munder.

Portfolio Manager Fund Ownership.  As of December 31, 2005, Mr.
Miller did not own any securities of the EAFE International Index
Portfolio.

             DETERMINATION OF NET ASSET VALUE

The per share NAV of each Fund is determined by dividing the total value of its securities and other assets, less liabilities, by the total number of shares outstanding. The offering price for a share of each Portfolio is its NAV per share. As described in the Prospectus, the NAV of shares of each Portfolio is determined once daily, Monday through Friday as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time), on days during which there are purchases or redemptions of Fund shares, except: (i) when the New York Stock Exchange is closed (currently New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day); and (ii) any day on which changes in the value of the portfolio securities of the Portfolio will not materially affect the current net asset value of the shares of a Portfolio.

Securities held by the Portfolios, except for money market instruments maturing in 60 days or less, will be valued as follows: Securities which are traded on stock exchanges (including securities traded in both the over-the-counter market and on exchange), or listed on the NASDAQ National Market System, are valued at the last sales price as of the close of the New York Stock Exchange on the day the securities are being valued, or, lacking any sales, at the closing bid prices. Alternatively, NASDAQ listed securities may be valued on the basis of the NASDAQ Official Closing Price. Securities traded only in the over-the-counter market are valued at the last bid prices quoted by brokers that make markets in the securities at the close of trading on the New York Stock Exchange. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith adopted in accordance with procedures by the Board of Directors.

Money market instruments with a remaining maturity of 60 days or less are valued on an amortized cost basis. Under this method of valuation, the instrument is initially valued at cost (or in the case of instruments initially valued at market value, at the market value on the day before its remaining maturity is such that it qualifies for amortized cost valuation); thereafter, the Fund assumes a constant proportionate amortization in value until maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received upon sale of the instrument.

Generally, trading in foreign securities traded on equity markets outside the U.S., corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the NAV of each Fund's shares generally are determined at such time. Foreign currency exchange rates are determined at the close of the NYSE. Occasionally, events affecting the values of such securities may occur between the times at which such values are determined and the close of the NYSE. If events affecting the value of securities occur during such a period, and a Fund's NAV is materially affected by such changes in the value of the securities, then these securities may be valued at their fair value as determined in good faith by or under the supervision of the Board. These procedures provide for using FT Interactive Data's (IDC) Fair Value Information Service. When Fund management determines that a significant event has occurred requiring the consideration of fair valuation procedures on affected foreign securities, the Fund Accountant will adjust each security's local market closing price using IDC's "Evaluated Adjustment Factor" whenever their model indicates within the statistical confidence factor stated in the Funds' policy that the adjusted value is more indicative of fair value than the local closing price.

               PURCHASE AND REDEMPTION OF SHARES

The Fund offers shares of the Summit Pinnacle Series of Portfolios, at net asset value and without sales charge, only to separate accounts of The Union Central Life Insurance Company and separate accounts of other affiliated or unaffiliated life insurance companies. It is possible that at some later date the Fund may offer shares to other investors, consistent with applicable securities and tax regulations.

The Fund is required to redeem all full and fractional shares of the Fund for cash at the net asset value per share. Payment for shares redeemed will generally be made within seven days after receipt of a proper notice of redemption. The right to redeem shares or to receive payment with respect to any redemption may only be suspended for any period during which: (a) trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission or such exchange is closed for other than weekends and holidays; (b) an emergency exists, as determined by the Securities and Exchange Commission, as a result of which disposal of Portfolio securities or determination of the net asset value of a Portfolio is not reasonably practicable; and
(c) the Securities and Exchange Commission by order permits postponement for the protection of shareholders.

TAXES

The following is a summary of certain United States federal income tax consequences relating to the ownership of shares in the Fund by the separate accounts of The Union Central Life Insurance Company for the purpose of funding variable insurance policies. Unless otherwise stated, this summary deals only with the status of each Portfolio as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and the application of the diversification rules under section 817(h) of the Code. It does not deal with any other federal, state, local or foreign tax consequences, including the possible effect of leveraged investments or the treatment of hedging devices. It also does not deal with insurance companies that are not domiciled in the United States. This summary is based on the Code, United States Treasury regulations thereunder (the "Treasury Regulations") and administrative and judicial interpretations thereof, as of the date hereof, all of which are subject to change, possibly on a retroactive basis. Any such changes may be applied retroactively in a manner that could cause the tax consequences to vary substantially from the consequences described below, possibly adversely affecting a beneficial owner of the Fund.

Each Portfolio of the Fund will be treated as a separate entity for federal income tax purposes. Each Portfolio has qualified and has elected to be taxed as a "regulated investment company" under the provisions of Subchapter M of the Code . If a Portfolio qualifies as a "regulated investment company" and complies with the provisions of the Code by distributing substantially all of its net income (both ordinary income and capital gain), the Portfolio will be relieved from federal income tax on the amounts distributed.

In order to qualify as a regulated investment company, in each taxable year each Portfolio must, among other things: (a) derive at least 90 percent of its gross income from dividends, interest, payments with respect to loans of securities, and gains from the sale or other disposition of stocks or securities or foreign currencies (subject to the authority of the Secretary of the Treasury to exclude certain foreign currency gains), net income derived from an interest in a qualified publicly traded partnership, or other income (including, but not limited to, gains from options, futures, or forward contracts which are ancillary to the Portfolio's principal business of investing in stocks or securities or options and futures with respect to stocks or securities) derived with regard to its investing in such stocks, securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the value of the Portfolio's total assets is represented by cash and cash items, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Portfolio's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies), of two or more issuer's which the Portfolio controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or of one or more qualified publicly traded partnerships.

As a regulated investment company, a Portfolio generally is not subject to U.S. federal income tax on income and gains that it distributes to shareholders, if at least 90% of the Portfolio's investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses) for the taxable year is distributed. Each Portfolio intends to distribute all or substantially all of such income.

Amounts not distributed by a Portfolio on a timely basis in accordance with a calendar year distribution requirement may be subject to a nondeductible four percent (4%) excise tax. To avoid the tax, a Portfolio must distribute during each calendar year, (1) at least ninety-eight percent (98%) of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least ninety-eight percent (98%) of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the twelve-month period ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. These excise tax provisions do not generally apply to a regulated investment company, like the Portfolios, all of whose shareholders are the segregated asset accounts of life insurance companies funding variable contracts. (For this purpose, any shares of a Portfolio attributable to an investment in the Portfolio not exceeding $250,000 made in connection with the organization of the Portfolio will not be taken into account.) Accordingly, if this condition regarding the ownership of shares of a Portfolio is met, the excise tax will be inapplicable to the Portfolio.

Interests in a Portfolio will be held by insurance company separate accounts that are subject to the requirements of section 817(h) of the Code and the Treasury Regulations thereunder, which impose certain investment diversification requirements (the "Diversification Rules") with respect to assets held in such separate accounts. These rules apply to the investments made by separate accounts or their subaccounts (such accounts or subaccounts are referred to as "segregated asset accounts") that are used to fund benefits under variable life insurance and annuity contracts. Each Portfolio intends to comply with the Diversification Rules.

The Diversification Rules generally require that on the last day of each quarter of a calendar year (or generally within 30 days thereafter) no more than 55% of the value of a Portfolio's assets can be represented by any one investment; no more than 70% can be represented by any two investments; no more than 80% can be represented by any three investments; and no more than 90% can be represented by any four investments. For purposes of these rules, all securities of the same issuer generally are treated as a single investment, but each U.S. government agency or instrumentality is treated as a separate issuer. Failure by a Portfolio to both qualify as a regulated investment company and to satisfy the Diversification Rules would generally cause the variable contracts to lose their favorable tax status and require a contract owner to include in ordinary income any income accrued under the contracts for the current and all prior taxable years. Under certain circumstances described in the applicable Treasury regulations, inadvertent failure to satisfy the applicable Diversification Rules may be corrected, but such a correction would require a payment to the Internal Revenue Service based on the tax contract owners would have incurred if they were treated as receiving the income on the contract for the period during which the Diversification Rules were not satisfied. Any such failure may also result in adverse tax consequences for the insurance company issuing the contracts. Failure by a Portfolio to qualify as a regulated investment company would also subject it to federal and state income taxation on all of its taxable income and gain, whether or not distributed to shareholders.

For a variable life insurance contract or a variable annuity contract to qualify for tax deferral, assets in the separate accounts supporting the contract must be considered to be owned by the insurance company and not by the contract owner. Under current U.S. tax law, if a contract owner has excessive control over the investments made by a separate account, or the underlying fund, the contract owner will be taxed currently on income and gains from the account or fund. In other words, in such a case of "investor control" the contract owner would not derive the tax benefits normally associated with variable life insurance or variable annuities.

Generally, according to the IRS, there are two ways that impermissible investor control may exist. The first relates to the design of the contract or the relationship between the contract and a separate account or underlying fund. For example, at various times, the IRS has focused on, among other factors, the number and type of investment choices available pursuant to a given variable contract, whether the contract offers access to funds that are available to the general public, the number of transfers that a contract owner may make from one investment option to another, and the degree to which a contract owner may select or control particular investments.

With respect to this first aspect of investor control, the Fund believes that the design of the contracts and the relationship between the contracts and the Portfolios satisfy the current view of the IRS on this subject, such that the investor control doctrine should not apply. However, because of some uncertainty with respect to this subject and because the IRS may issue further guidance on this subject, the Fund reserves the right to make such changes as it deem necessary or appropriate to reduce the risk that a contract might not qualify as a life insurance contract or as an annuity for tax purposes.

The second way that impermissible investor control might exist concerns your actions. Under the IRS pronouncements, you may not select or control particular investments, other than choosing among broad investment choices such as selecting a particular Portfolio. You may not select or direct the purchase or sale of a particular investment of a Portfolio. All investment decisions concerning a Portfolio must be made by the portfolio manager for such Portfolio in his or her sole and absolute discretion, and not by the contract owner. Furthermore, under the IRS pronouncements, you may not communicate directly or indirectly with such a portfolio manager or any related investment officers concerning the selection, quality, or rate of return of any specific investment or group of investments held by a Portfolio.

Finally, the IRS may issue additional guidance on the investor control doctrine, which might further restrict your actions or features of the variable contract. Such guidance could be applied retroactively. If any of the rules outlined above are not complied with, the IRS may seek to tax you currently on income and gains from a Portfolio such that you would not derive the tax benefits normally associated with variable life insurance or variable annuities. Although highly unlikely, such an event may have an adverse impact on the Fund and other variable contracts.

For information concerning the federal income tax consequences to the owners of a variable contract or policy, such owners should consult the prospectuses for their particular contract or policy.

The discussion of "Taxes" in the Prospectus, in conjunction with the foregoing, is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect as interpreted by the Courts and the Internal
Revenue Service.

      CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT

The Northern Trust Company, 50 South LaSalle St., Chicago, Illinois 60675, acts as Custodian of the Fund's assets. U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, 1-888-259-7565, is the Fund's bookkeeping, transfer and dividend disbursing agent.

            PORTFOLIO TRANSACTIONS AND BROKERAGE

The Adviser is primarily responsible for the investment decisions of each Portfolio, including decisions to buy and sell securities, the selection of brokers and dealers to effect the transactions, the placing of investment transactions, and the negotiation of brokerage commissions, if any. No Portfolio has any obligation to deal with any dealer or group of dealers in the execution of transactions in Portfolio securities. In placing orders, it is the policy of the Fund to obtain the most favorable net results, taking into account various factors, including price, dealer spread or commission, if any, size of the transaction, and difficulty of execution. While the Adviser generally seeks reasonably competitive spreads or commissions, the Portfolios will not necessarily be paying the lowest spread or commission available.

If the securities in which a particular Portfolio of the Fund invests are traded primarily in the over-the-counter market, where possible the Portfolio will deal directly with the dealers who make a market in the securities involved unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account. On occasion, securities may be purchased directly from the issuer. Bonds and money market instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. The cost of Portfolio securities transactions of each Portfolio will consist primarily of brokerage commissions or dealer or underwriter spreads.

While the Adviser seeks to obtain the most favorable net results in effecting transactions in the Portfolio securities, brokers who provide supplemental investment research to the Adviser may receive orders for transactions by the Fund. Such supplemental research service ordinarily consists of assessments and analyses of the business or prospects of a company, industry, or economic sector. If, in the judgment of the Adviser, the Fund will be benefited by such supplemental research services, the Adviser is authorized to pay commissions to brokers furnishing such services which are in excess of commissions which another broker may charge for the same transaction. Information so received will be in addition to and not in lieu of the services required to be performed by the Adviser under its Investment Advisory Agreement. The expenses of the Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. In some cases, the Adviser may use such supplemental research in providing investment advice to its other advisory accounts.

During 2005, 56.56% of the Fund's total brokerage was allocated to brokers who furnish statistical data or research information.
Brokerage commissions paid during 2005, 2004 and 2003 were $235.319, $141,776 and $195,439, respectively.

                         DISTRIBUTOR

Carillon Investments, Inc. ("Carillon"), 1876 Waycross Road, Cincinnati, Ohio 45240, serves as the Funds' distributor or principal underwriter for the Pinnacle series of Fund shares pursuant to a Distribution Agreement with the Fund dated February 25, 2000. Carillon, which is a wholly-owned subsidiary of Union Central, is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the NASD. The offering of Fund shares is continuous. The Distribution Agreement provides that Carillon, as agent in connection with the distribution of Fund shares, will use appropriate efforts to solicit orders for the sale of Fund shares and undertake such advertising and promotion as it deems reasonable.

It is anticipated that on or about June 30, 2006, Carillon will be merged into its affiliate, Ameritas Investment Corp. ("AIC").
All services currently provided by Carillon as distributor will be provided on the same basis as AIC.

                        GENERAL INFORMATION

Capital Stock
The Fund is a mutual fund. Its board of directors is responsible for supervising its business affairs and investments, which are managed on a daily basis by the Adviser. The Fund was incorporated under the laws of the State of Maryland on January 30, 1984. The authorized capital stock of the Fund consists of 910,000,000 shares of common stock, par value ten cents ($0.10) per share. The shares of the authorized capital stock are currently divided into the following classes:

Fund                                    Authorized Capital Stock
Summit Pinnacle Series
Zenith Portfolio                           40,000,000 shares
Bond Portfolio                             30,000,000 shares
Capital Portfolio*                         30,000,000 shares
S&P 500 Index Portfolio                    30,000,000 shares
Micro-Cap Portfolio*                       20,000,000 shares
S&P MidCap 400 Index Portfolio             20,000,000 shares
Balanced Index Portfolio                   20,000,000 shares
Lehman Aggregate Bond Index Portfolio      20,000,000 shares
Russell 2000 Small Cap Index Portfolio     20,000,000 shares
Nasdaq -100 Index Portfolio                20,000,000 shares
EAFE International Index Portfolio         20,000,000 shares

Summit Apex Series
Money Market Fund                         200,000,000 shares
S&P 500 Index Fund*                        20,000,000 shares
S&P MidCap 400 Index Fund*                 20,000,000 shares
Russell 2000 Small Cap Index Fund*         20,000,000 shares
Balanced Index Fund*                       20,000,000 shares
Nasdaq-100 Index Fund                      20,000,000 shares
Lehman Aggregate Bond Index Fund*          20,000,000 shares
Micro-Cap Fund*                            20,000,000 shares
Bond Fund                                  20,000,000 shares
Everest Fund                               20,000,000 shares
Total Stakeholder Impact Fund*             20,000,000 shares
Short-term Government Fund                 20,000,000 shares
High Yield Bond Fund                       20,000,000 shares
Emerging Markets Bond Fund*                20,000,000 shares
EAFE International Index Fund*             20,000,000 shares
Nasdaq-100 Index Fund Class A              20,000,000 shares
Total Stakeholder Impact Fund Class A*     20,000,000 shares
Everest Fund Class A                       20,000,000 shares

* No longer offered to shareholders.

The Board of Directors may change the designation of any Portfolio and may increase or decrease the number of authorized shares of any Portfolio, but may not decrease the number of authorized shares of any Portfolio below the number of shares then outstanding.

Each issued and outstanding share is entitled to participate equally in dividends and distributions declared by the respective
Portfolio and, upon liquidation or dissolution, in net assets of such Portfolio remaining after satisfaction of outstanding liabilities.

Voting Rights
In accordance with an amendment to the Maryland General Corporation Law, the Board of Directors of the Fund has adopted an amendment to its Bylaws providing that unless otherwise required by the Investment Company Act of 1940, the Portfolio shall not be required to hold an annual shareholder meeting unless the Board of Directors determines to hold an annual meeting. The Fund intends to hold shareholder meetings only when required by law and such other times as may be deemed appropriate by its Board of Directors.

All shares of common stock have equal voting rights (regardless of the net asset value per share) except that on matters affecting only one Portfolio, only shares of the respective Portfolio are entitled to vote. The shares do not have cumulative voting rights. Accordingly, the holders of more than 50% of the shares of the Fund voting for the election of directors can elect all of the directors of the Fund if they choose to do so and in such event the holders of the remaining shares would not be able to elect any directors.

Matters in which the interests of all Portfolios are substantially identical (such as the election of directors or the approval of independent public accountants) will be voted on by all shareholders without regard to the separate Portfolios. Matters that affect all Portfolios but where the interests of the Portfolios are not substantially identical (such as approval of the Investment Advisory Agreement) would be voted on separately by each Portfolio. Matters affecting only one Portfolio, such as a change in its fundamental policies, are voted on separately by that Portfolio.

Matters requiring separate shareholder voting by Portfolio shall have been effectively acted upon with respect to any Portfolio if the shareholders of that Portfolio vote for approval of the matter, notwithstanding that: (1) the matter has not been approved by the shareholders of any other Portfolio; or (2) the matter has not been approved by the shareholders of the Fund.

At a shareholders' meeting on November 9, 2001, the shareholders approved an amendment to the Funds' articles of incorporation whereby the Board is permitted, without further shareholder approval, to effect, from time to time, a stock split or reverse stock split for any or all of the Portfolios that could affect relative voting power of shares in matters requiring a company-wide vote. On November 9, 2001, the Board of Directors authorized a 1-for-5 reverse stock split for all of the Funds and Portfolios except the Money Market Fund. The effective date of the reverse stock split was February 19, 2002.

It is anticipated that Union Central will have voting control of the Fund. With voting control, Union Central could make fundamental and substantial changes (such as electing a new Board of Directors, changing the investment adviser or advisory fee, changing a Portfolio's fundamental investment objectives and policies, etc.) regardless of the views of Contract Owners. However, under current interpretations of presently applicable law, Contract Owners are entitled to give voting instructions with respect to Fund shares held in registered separate accounts and therefore all Contract Owners would receive advance notice before any such changes could be made.

Additional Information
This Statement of Additional Information and the Prospectus do not contain all the information set forth in the registration statement and exhibits relating thereto, which the Fund has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933 and the Investment Company Act of 1940, to which reference is hereby made.

FINANCIAL STATEMENTS AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING
FIRM

This Statement of Additional Information incorporates by reference the Summit Pinnacle Series financial statements dated December 31, 2005, including notes thereto and auditor's report thereon, from the Summit Mutual Funds annual report dated December 31, 2005. The financial statements of the Fund for the fiscal year ended December 31, 2005 have been audited by Deloitte & Touche LLP, 111 South Wacker Drive, Chicago, Illinois 60606-4301, which provides auditing services to the Funds.

                           APPENDIX A

         S&P, FRANK RUSSELL, NASDAQ and MSCI DISCLAIMERS

S&P

The S&P 500 is an unmanaged index of common stocks comprised of 500 industrial, financial, utility and transportation companies. "Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500(R)", "500", "S&P MidCap 400 Index", and "Standard & Poor's MidCap 400 Index" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Fund. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's ("S&P"), a division of The McGraw-Hill Companies, Inc. S&P makes no representation or warranty, express or implied, to the beneficial owners of the Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Portfolio particularly or the ability of the S&P 500 Index or the S&P MidCap 400 Index to track general stock market performance. S&P's only relationship to the Fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Fund or the Portfolio. S&P has no obligation to take the needs of the Fund or the beneficial owners of the Portfolio into consideration in determining, composing or calculating the S&P 500 Index and the S&P MidCap 400 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Portfolio or the timing of the issuance or sale of the Portfolio or in the determination or calculation of the equation by which the Portfolio is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Portfolio.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR S&P MIDCAP 400 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND, BENEFICIAL OWNERS OF THE PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR S&P MIDCAP 400 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

RUSSELL 2000

The Russell 2000 Index is a trademark/service mark of the Frank Russell Company. Russell is a trademark of the Frank Russell Company. Summit Mutual Funds and the Russell 2000 Small Cap Index Portfolio are not promoted, sponsored or endorsed by, nor in any way affiliated with Frank Russell Company. Frank Russell is not responsible for and has not reviewed the Prospectus, and Frank Russell makes no representation or warranty, express or implied, as to its accuracy, or completeness, or otherwise.

Frank Russell Company reserves the right, at any time and without notice, to alter, amend, terminate or in any way change its Index. Frank Russell has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating the Index.

Frank Russell Company's publication of the Index in no way suggests or implies an opinion by Frank Russell Company as to the attractiveness or appropriateness of the investment in any or all securities upon which the Index is based. FRANK RUSSELL COMPANY MAKES NO REPRESENTATION, WARRANTY, OR GUARANTEE AS TO THE ACCURACY, COMPLETENESS, RELIABILITY, OR OTHERWISE OF THE INDEX OR DATA INCLUDED IN THE INDEX. FRANK RUSSELL COMPANY MAKES NO REPRESENTATION OR WARRANTY REGARDING THE USE, OR THE RESULTS OF USE, OF THE INDEX OR ANY DATA INCLUDED THEREIN, OR ANY SECURITY (OR COMBINATION THEREOF) COMPRISING THE INDEX. FRANK RUSSELL COMPANY MAKES NO OTHER EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY OF ANY KIND, INCLUDING, WITHOUT MEANS OF LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEX OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN.

Nasdaq

The Product is not sponsored, endorsed, sold or promoted by The Nasdaq Stock Market, Inc. (including its affiliates) (Nasdaq, with its affiliates, are referred to as the Corporations). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Product. The Corporations make no representation or warranty, express or implied to the owners of the Product or any member of the public regarding the advisability of investing in securities generally or in the Product particularly, or the ability of the Nasdaq-100 Index(R) to track general stock market performance. The Corporations' only relationship to the Fund (Licensee) is in the licensing of the Nasdaq-100(R), Nasdaq-100 Index(R), and Nasdaq(R) trademarks or service marks, and certain trade names of the Corporations and the use of the Nasdaq-100 Index(R) which is determined, composed and calculated by Nasdaq without regard to Licensee or the Product. Nasdaq has no obligation to take the needs of the Licensee or the owners of the Product into consideration in determining, composing or calculating the Nasdaq-100 Index(R). The Corporations are not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Product to be issued or in the determination or calculation of the equation by which the Product is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Product.

THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

MSCI

THE EAFE INTERNATIONAL INDEX PORTFOLIO IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MORGAN STANLEY CAPITAL INTERNATIONAL INC. ("MSCI"), ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE "MSCI PARTIES"). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY [LICENSEE]. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THIS FUND PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THIS FUND OR THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THIS FUND TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY OR THE CONSIDERATION INTO WHICH THIS FUND IS REDEEMABLE. FURTHER, NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THIS FUND. ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THE FUND, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN.

NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARITES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

No purchaser, seller or holder of this security, product or fund, or any other person or entity, should use or refer to any MSCI trade name, trademark or service mark to sponsor, endorse, market or promote this security without first contacting MSCI to determine whether MSCI's permission is required. Under no circumstances may any person or entity claim any affiliation with MSCI without the prior written permission of MSCI.

            APPENDIX B:  PROXY VOTING PROCEDURES
                 SUMMIT MUTUAL FUNDS, INC.
                  PROXY VOTING GUIDELINES
                    (REVISED 2/27/2006)

Summit will vote each proxy based on our duty to act on behalf of our client's best interest and to comply with SEC rules governing proxy voting and documenting and reporting. Any material conflicts between the interests of the Adviser and those of the Funds' shareholders will be resolved to protect the shareholders' interest. Potential material conflicts should be reported to the Fund's officers as Portfolio Managers become aware of them. The officers will resolve these conflicts (consulting with the Chair of the Audit Committee of the Board of Directors as necessary) and report them to the Directors. The following general guidelines, approved by the Fund's Board of Directors will be used to judge the appropriateness of individual proposals.

Passively Managed Funds and Accounts
In most circumstances, proxies will be voted FOR management's recommended position on each proposal. If voted otherwise, the circumstance will be explained and documented; and the decision process will follow the same general guidelines as those applicable to Actively Managed Funds detailed below.

Actively Managed Funds
Proxies will be normally voted under the general guidelines listed below. Individual cases will be considered in unusual circumstances.

CORPORATE STRUCTURE AND SHAREHOLDER RIGHTS

Summit will typically vote AGAINST the following:

  o Supermajority provisions specifying more than two-thirds of voting shares.
  o  Efforts to make takeover activities more difficult.
  o Fair price provisions entrenching management to the disadvantage of shareholders.
  o  Stock authorizations if used as an anti-takeover device.
  o  Reincorporation if used strictly as an anti-takeover device.
  o  Two-tier voting plans adopted for defensive purposes.
  o  Greenmail payments.

Summit will typically vote FOR the following:

  o Stock authorizations if used for additional financing activity with a specific business purpose.
  o  Efforts to make takeover activity easier.
  o  Redeeming or submitting poison pills to shareholder vote.
  o Seeking shareholder approval for issuing a large block of stock to one investor.

CORPORATE GOVERNANCE, DIRECTORS, EXECUTIVES AND COMPENSATION

Summit will typically vote AGAINST the following:

  o  Stock option plans diluting ownership by more than 10%.
  o  Issuance of discounted options.
  o  Provisions to re-price options.
  o  Excessive Directors' stock option plans.
  o Authority granted to the Board to amend the plan without prior shareholder approval.
  o Requiring outside directors to own a specified number of shares.
  o  Excessive "golden parachute" proposals.

Summit will typically vote FOR the following:

  o  Requiring a majority of independent Directors.
  o Formation of an executive compensation committee that is composed entirely of Independent Directors.
  o  Election of proposed directors.
  o Re-Election of current auditors; a change in auditors will be more closely analyzed.

DOCUMENTATION & REPORTING

Management will review and ask for approval of the Policy with Summit Funds' Board at least annually. The Policy statement will be included in Statements of Additional Information, posted on the Funds' website and available upon request.

Summit will compile and maintain records of votes as necessary to comply with governing regulations, including the annual filing of Form N-PX with the SEC. Summit plans to post proxy voting records on the Funds' website.

Votes that are inconsistent with client's written policies and procedures will be reported and explained at our quarterly client meetings.

Proxy voting information is available on the Fund's website at www.summitfunds.com.

                    Part B - 2

                    SUMMIT MUTUAL FUNDS, INC.
                     Summit Pinnacle Series

              STATEMENT OF ADDITIONAL INFORMATION
        Russell 2000 Small Cap Index Portfolio, Class F

May 1, 2006

This Statement of Additional Information is not a prospectus. Much of the information contained in this Statement of Additional Information expands upon subjects discussed in the Prospectus. Accordingly, this Statement should be read in conjunction with Summit Mutual Funds, Inc.'s ("Fund") current Prospectus, dated May 1, 2006, which may be obtained by calling the Fund at 1-800-999-1840, or writing the Fund at P.O. Box 40409, Cincinnati, Ohio 45240-0409. This Statement of Additional Information incorporates by reference the financial statements, and related notes and auditor's reports, relating to the Summit Pinnacle Series from the Fund's annual report dated December 31, 2005 describing the Summit Pinnacle Series.

Summit Mutual Funds, Inc. is an open-end management investment company.
                       -----------------

                       Table of Contents
                                                               Page
Investment Policies . . . . . . . . . . . . . . . . . . . . . .  2
 Money Market Instruments and Investment Techniques . . . . . .  2
 Certain Risk Factors Relating to High-Yield, High-Risk Bonds . 10
 Investments in Foreign Securities. . . . . . . . . . . . . . . 10
 Futures Contracts. . . . . . . . . . . . . . . . . . . . . . . 16
 Options. . . . . . . . . . . . . . . . . . . . . . . . . . . . 19
 Lending Portfolio Securities . . . . . . . . . . . . . . . . . 22
 Pledging of Assets . . . . . . . . . . . . . . . . . . . . . . 22
Investment Restrictions . . . . . . . . . . . . . . . . . . . . 23
Disclosure of Portfolio Holdings. . . . . . . . . . . . . . . . 25
Portfolio Turnover. . . . . . . . . . . . . . . . . . . . . . . 26
Management of the Fund. . . . . . . . . . . . . . . . . . . . . 27
 Directors and Officers . . . . . . . . . . . . . . . . . . . . 28
 Investment Adviser . . . . . . . . . . . . . . . . . . . . . . 29
 Administrator. . . . . . . . . . . . . . . . . . . . . . . . . 29
 Payment of Expenses. . . . . . . . . . . . . . . . . . . . . . 30
 Advisory Fee . . . . . . . . . . . . . . . . . . . . . . . . . 30
 Investment Advisory Agreement  . . . . . . . . . . . . . . . . 31
 Investment Subadvisory Agreement . . . . . . .. . . . . . . . .31
 Service Agreement. . . . . . . . . . . . . . . . . . . . . . . 32
 Securities Activities of Adviser . . . . . . . . . . . . . . . 32
 Code of Ethics . . . . . . . . . . . . . . . . . . . . . . . . 32
Determination of Net Asset Value. . . . . . . . . . . . . . . . 33
Purchase and Redemption of Shares . . . . . . . . . . . . . . . 33
Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 34
Custodian, Transfer And Dividend Disbursing Agent . . . . . . . 36
Portfolio Transactions and Brokerage. . . . . . . . . . . . . . 36
Distributor . . . . . . . . . . . . . . . . . . . . . . . . . .
General Information . . . . . . . . . . . . . . . . . . . . . . 36
 Capital Stock. . . . . . . . . . . . . . . . . . . . . . . . . 36
 Voting Rights. . . . . . . . . . . . . . . . . . . . . . . . . 37
 Additional Information . . . . . . . . . . . . . . . . . . . . 38
Financial Statements and Independent
  Registered Public Accounting Firm . . . . . . . . . . . . . . 38
Appendix A: Disclaimers . . . . . . . . . . . . . . . . . . . . 39
Appendix B: Proxy Voting Procedures . . . . . . . . . . . . . . 42







		Table of Contents
Page

Investment Policies 	 2
	Money Market Instruments and Investment Techniques	 2

	Investments in Foreign Securities	10
	Futures Contracts	16
	Options	19
	Lending Portfolio Securities	22
	Pledging of Assets	22
Investment Restrictions	22
Disclosure of Portfolio Holdings	25
Portfolio Turnover	26
Management of the Fund 	27
	Directors and Officers	27
	Investment Adviser	29
	Expenses	29
	Payment of Expenses	30
	Advisory Fee	30
	Investment Advisory Agreement and Administrative Services
Agreement	31
	Board Review of Advisory Arrangements	32
	Service Agreement	34
	Securities Activities of Adviser	34
	Code of Ethics	34
Portfolio Managers	35
Determination of Net Asset Value 	41
Purchase and Redemption of Shares 	41
Taxes 	42
Custodian, Transfer And Dividend Disbursing Agent	44
Portfolio Transactions and Brokerage	44
Distributor
General Information 	45
	Capital Stock	45
	Voting Rights	46
	Additional Information	47
Financial Statements and Independent Registered Public Accounting
Firm	47
Appendix A: Disclaimer	48
Appendix B: Proxy Voting Procedures	51


               SMFI 515 Pinnacle Russell 2000 SAI 5-06

                          SUMMIT MUTUAL FUNDS, INC.

                              INVESTMENT POLICIES

The following specific policies supplement the Portfolio's investment strategies, policies and risks set forth in the Prospectus.

Money Market Instruments and Investment Techniques
The Portfolio may invest in money market instruments whose characteristics are consistent with the Portfolio's investment program and are described below unless explicitly excluded in the text.

Small Bank Certificates of Deposit. The Portfolio may invest in certificates of deposit issued by commercial banks, savings banks, and savings and loan associations having assets of less than $1 billion, provided that the principal amount of such certificates is insured in full by the Federal Deposit Insurance Corporation ("FDIC"). The FDIC presently insures accounts up to $100,000, but interest earned above such amount is not insured by the FDIC.

Repurchase Agreements. A repurchase agreement is an instrument under which the purchaser (i.e., the Portfolio) acquires ownership of the obligation (the underlying security) and the seller (the "issuer" of the repurchase agreement) agrees, at the time of sale, to repurchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the purchaser's holding period. This results in a fixed rate of return insulated from market fluctuations during such period. Repurchase agreements usually are for short periods, normally under one week, and are considered to be loans under the Investment Company Act of 1940. The Portfolio will not enter into a repurchase agreement which does not provide for payment within seven days if, as a result, more than 10% of the value of each Portfolio's net assets would then be invested in such repurchase agreements and other illiquid securities. The Portfolio will enter into repurchase agreements only where: (i) the underlying securities are of the type (excluding maturity limitations) which the Portfolio's investment guidelines would allow it to purchase directly, either in normal circumstances or for temporary defensive purposes; (ii) the market value of the underlying securities, including interest accrued, will at all times equal or exceed the value of the repurchase agreement; and
(iii) payment for the underlying security is made only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent. The investments by a Portfolio in repurchase agreements may at times be substantial when, in the view of Summit Investment Partners, Inc. (the "Adviser"), unusual market, liquidity, or other conditions warrant.

If the counterparty to the repurchase agreement defaults and does not repurchase the underlying security, the Portfolio might incur a loss if the value of the underlying security declines, and the Fund might incur disposition costs in liquidating the underlying security. In addition, if the counterparty becomes involved in bankruptcy proceedings, the Portfolio may be delayed or prevented from obtaining the underlying security for its own purposes. In order to minimize any such risk, the Portfolio will only engage in repurchase agreements with recognized securities dealers and banks determined to present minimal credit risk by the Adviser, under the direction and supervision of the Board of Directors.

Reverse Repurchase Agreements
The Portfolio may enter into reverse repurchase agreements.
Under reverse repurchase agreements, the Portfolio transfers possession of Portfolio securities to banks in return for cash in an amount equal to a percentage of the Portfolio securities' market value and agrees to repurchase the securities at a future date by repaying the cash with interest. The Portfolio retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions. While a reverse repurchase agreement is in effect, the Custodian will segregate from other Portfolio assets an amount of cash or liquid high quality debt obligations equal in value to the repurchase price (including any accrued interest).

U.S. Government Obligations. Securities issued and guaranteed as to principal and interest by the United States Government include a variety of Treasury securities, which differ in their interest rates, maturities and times of issuance. Treasury bills have a maturity of one year or less. Treasury notes have maturities of one to ten years at the time they are issued, and Treasury bonds generally have a maturity of greater than ten years at the time they are issued.

Government Agency Securities. Government agency securities that are permissible investments consist of securities either issued or guaranteed by agencies or instrumentalities of the United States Government. Agencies of the United States Government which issue or guarantee obligations include, among others, Export-Import Banks of the United States, Farmers Home Administration, Federal Housing Administration, Government National Mortgage Association ("GNMA"), Maritime Administration, Small Business Administration and The Tennessee Valley Authority. Obligations of instrumentalities of the United States Government include securities issued or guaranteed by, among others, the Federal National Mortgage Association ("FNMA"), Federal Home Loan Banks, Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Intermediate Credit Banks, Banks for Cooperatives, and the U.S. Postal Service. Some of these securities, such as those guaranteed by GNMA, are supported by the full faith and credit of the U.S. Treasury; others, such as those issued by The Tennessee Valley Authority, are supported by the right of the issuer to borrow from the Treasury; while still others, such as those issued by the Federal Land Banks, are supported only by the credit of the instrumentality. The Fund's primary usage of these types of securities will be GNMA certificates and FNMA and FHLMC mortgage-backed obligations which are discussed in more detail below.

Certificates of Deposit. Certificates of deposit are generally short-term, interest-bearing negotiable certificates issued by banks or savings and loan associations against funds deposited in the issuing institution.

Time Deposits. Time Deposits are deposits in a bank or other financial institution for a specified period of time at a fixed interest rate for which a negotiable certificate is not received.

Bankers' Acceptance. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

Commercial Paper. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months.

Corporate Debt Securities. Corporate debt securities with a remaining maturity of less than one year tend to become extremely liquid and are traded as money market securities. Such issues with between one and two years remaining to maturity tend to have greater liquidity and considerably less market value fluctuations than longer-term issues.

When-issued and Delayed-delivery Securities. From time to time, in the ordinary course of business, the Portfolio may acquire securities on a when-issued or delayed-delivery basis, i.e., delivery and payment can take place a month or more after the date of the transactions. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during this period. At the time the Portfolio makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the Fund will record the transaction and thereafter reflect the value, each day, of such security in determining the net asset value of the Portfolio. At the time of delivery of the securities, the value may be more or less than the purchase price. The Portfolio will also segregate cash or cash equivalents or other Portfolio securities equal in value to commitments for such when-issued or delayed-delivery securities.

Equity Securities.   The Russell 2000 Small Cap Index Portfolio
may invest in equity securities without restriction.

Unit Investment Trusts. The Portfolio may invest in shares of a unit investment trust ("UIT"), which is currently in existence or is created in the future, that is designed to track the performance of the Portfolio's underlying Index. UIT shares are units of beneficial interest in a UIT, representing proportionate undivided interests in a portfolio of securities in substantially the same weighting as the component common stocks of an underlying Index. While the investment objective of such a UIT is to provide investment results that generally correspond to the price and yield performance of the component common stocks of the underlying Index, there can be no assurance that this investment objective will be met fully. As UITs are securities issued by an investment company, non-fundamental restriction (5) below restricts their purchases to 10% of the Portfolio's assets.

Foreign Securities.   The Portfolio may invest only in foreign
securities that are included in the Russell 2000 Index. Because the Portfolio may invest in foreign securities, investments in the Portfolio involve risks that are different in some respects from investments in a fund which invests only in securities of U.S. domestic issuers. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. There may be less governmental supervision of securities markets, brokers and issuers of securities. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees are generally higher than in the United States. Settlement practices may include delays and may differ from those customary in U.S. markets. Investments in foreign securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, restrictions on foreign investment and repatriation of capital, imposition of withholding taxes on dividend or interest payments, currency blockage (which would prevent cash from being brought back to the United States), and difficulty in enforcing legal rights outside the United States.

American Depositary Receipts.   The Portfolio may invest in
American Depositary Receipts ("ADRs"), which may be issued in sponsored or unsponsored programs. In sponsored programs, the issuer makes arrangements to have its securities traded in the form of ADRs; in unsponsored programs, the issuer may not be directly involved in the creation of the program. Although the regulatory requirements with respect to sponsored and unsponsored programs are generally similar, the issuers of unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, such information may not be reflected in the market value of the ADRs.

Foreign Markets.   Delays in settlement which may occur in
connection with transactions involving foreign securities could result in temporary periods when a portion of the assets of a Portfolio is uninvested and no return is earned thereon. The inability of a Portfolio to make intended security purchases due to settlement problems could cause the Portfolio to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to a Portfolio due to subsequent declines in values of the Portfolio securities or, if the Portfolio has entered into a contract to sell the security, possible liability to the purchaser. Certain foreign markets, especially emerging markets, may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. A Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Portfolio of any restrictions on investments.

Futures Contracts
For hedging purposes, including protecting the price or interest rate of securities that the Portfolio intends to buy, the Russell 2000 Small Cap Index Portfolio may enter into futures contracts that relate to securities in which it may directly invest and indices comprised of such securities and may purchase and write call and put options on such contracts, subject to the Portfolio's non-fundamental investment restrictions. As a temporary investment strategy, until the Portfolio reaches $50 in net assets, the Portfolio may invest up to 100% of its assets in such futures and/or options contracts. Thereafter, the Portfolio may invest up to 20% of its assets in such futures and/or options contracts. The Portfolio does not intend to enter into futures contracts that are not traded on exchanges or boards of trade.

A stock index futures contract is a contract to buy or sell specified units of a stock index at a specified future date at a price agreed upon when the contract is made. The value of a unit is based on the current value of the contract index. Under such contracts no delivery of the actual stocks making up the index takes place. Rather, upon expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the index at expiration, net of variation margin previously paid.

Substantially all futures contracts are closed out before settlement date or called for cash settlement. A futures contract is closed out by buying or selling an identical offsetting futures contract. Upon entering into a futures contract, the Portfolio is required to deposit an initial margin with the Custodian for the benefit of the futures broker. The initial margin serves as a "good faith" deposit that the Portfolio will honor its futures commitments. Subsequent payments (called "variation margin") to and from the broker are made on a daily basis as the price of the underlying investment fluctuates. In the event of the bankruptcy of the futures broker that holds margin on behalf of the Portfolio, the Portfolio may be entitled to return of margin owed to it only in proportion to the amount received by the broker's other customers. The Adviser will attempt to minimize this risk by monitoring the creditworthiness of the futures brokers with which the Portfolio does business.

Because the value of index futures depends primarily on the value of their underlying indexes, the performance of the broad-based contracts will generally reflect broad changes in common stock prices. However, because the Portfolio may not be invested in precisely the same proportion as the index, it is likely that the price changes of the Portfolio's index futures positions will not match the price changes of the Portfolio's other investments.

Options on futures contracts give the purchaser the right to assume a position at a specified price in a futures contract at any time before expiration of the option contract.

The Portfolio will enter into futures contracts which are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. The principal financial futures exchanges in the United States are the Board of Trade of the City of Chicago, the Chicago Mercantile Exchange, the New York Futures Exchange and the Kansas City Board of Trade. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"). Although techniques other than the sale and purchase of futures contracts could be used for the above-referenced purposes, futures contracts offer an effective and relatively low cost means of implementing the Portfolio's objectives in these areas.

Regulatory Limitations. Pursuant to a claim for exemption filed with the CFTC and/or the National Futures Association on behalf of the Portfolio and the Adviser, the Funds and the Adviser are not deemed to be a "commodity pool" or "commodity pool operator" under the Commodity Exchange Act and are not subject to registration or regulation as such under the Commodity Exchange Act. By virtue of changes to CFTC regulations, the substantive limitations set forth in the Portfolio's exemption filing with respect to its use of futures contracts are no longer applicable.

The Portfolio will engage in transactions in futures contracts and options thereon only for hedging risk management and other permissible purposes in accordance with the rules and regulations of the CFTC or other regulatory authorities, and not for speculation. If the CFTC or other regulatory authorities adopt different (including less stringent) or additional restrictions on the Portfolio's ability to engage in certain yield inhancement and risk management strategies, the Portfolio would comply with such new restrictions.

In instances involving the purchase of futures contracts or call options thereon or the writing of put options thereon by the Portfolio, an amount of cash, U.S. Government securities or other liquid securities, equal to the notional value of the futures contracts and options thereon (less any related margin deposits), will be segregated by the Portfolio's custodian to cover the position, or alternative cover will be employed, thereby insuring that the use of such futures contracts and options is unleveraged.

SPECIAL RISKS OF FUTURES CONTRACTS

Volatility And Leverage. The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in the market and interest rates, which in turn are affected by fiscal and monetary policies and national and international policies and economic events.

Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the minimum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. However, a Portfolio would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying instrument and sold it after the decline. Furthermore, in the case of a futures contract purchase, in order to be certain that a Portfolio has sufficient assets to satisfy its obligations under a futures contract, the Portfolio earmarks to the futures contract money market instruments equal in value to the current value of the underlying instrument less the margin deposit.

Liquidity.   The Portfolio may elect to close some or all of its
futures positions at any time prior to their expiration. The Portfolio would do so to reduce exposure represented by long futures positions or increase exposure represented by short futures positions. The Portfolio may close its positions by taking opposite positions which would operate to terminate the Portfolio's position in the futures contracts. Final determinations of variation margin would then be made, additional cash would be required to be paid by or released to the Portfolio, and the Portfolio would realize a loss or a gain.

Futures contracts may be closed out only on the exchange or board of trade where the contracts were initially traded. Although the Portfolio intends to purchase or sell futures contracts only on exchanges or boards of trade where there appears to be an active market, there is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract at any particular time. In such event, it might not be possible to close a futures contract, and in the event of adverse price movements, the Portfolio would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge the underlying instruments, the Portfolio would continue to hold the underlying instruments subject to the hedge until the futures contracts could be terminated. In such circumstances, an increase in the price of the underlying instruments, if any, might partially or completely offset losses on the futures contract. However, as described below, there is no guarantee that the price of the underlying instruments will in fact correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

Hedging Risk.   A decision of whether, when, and how to hedge
involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior, or market or interest rate trends. There are several risks in connection with the use by the Portfolio of futures contract as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the prices of the underlying instruments which are the subject of the hedge. The Adviser will, however, attempt to reduce this risk by entering into futures contracts whose movements, in its judgment, will have a significant correlation with movements in the prices of the Portfolio's underlying instruments sought to be hedged.

Successful use of futures contracts by the Portfolio for hedging purposes is also subject to the Adviser's ability to correctly predict movements in the direction of the market. It is possible that, when a Portfolio has sold futures to hedge its portfolio against a decline in the market, the index, indices, or underlying instruments on which the futures are written might advance and the value of the underlying instruments held in the Portfolio might decline. If this were to occur, the Portfolio would lose money on the futures and also would experience a decline in value in its underlying instruments. However, while this might occur to a certain degree, the Adviser believes that over time the value of a Portfolio's underlying instruments will tend to move in the same direction as the market indices which are intended to correlate to the price movements of the underlying instruments sought to be hedged. It is also possible that if a Portfolio were to hedge against the possibility of a decline in the market (adversely affecting the underlying instruments held in its portfolio) and prices instead increased, the Portfolio would lose part or all of the benefit of increased value of those underlying instruments that it has hedged, because it would have offsetting losses in its futures positions. In addition, in such situations, if a Portfolio had insufficient cash, it might have to sell underlying instruments to meet daily variation margin requirements. Such sales of underlying instruments might be, but would not necessarily be, at increased prices (which would reflect the rising market). The Portfolio might have to sell underlying instruments at a time when it would be disadvantageous to do so.

In addition to the possibility that there might be an imperfect correlation, or no correlation at all, between price movements in the futures contracts and the portion of the portfolio being hedged, the price movements of futures contracts might not correlate perfectly with price movements in the underlying instruments due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors might close futures contracts through offsetting transactions which could distort the normal relationship between the underlying instruments and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities markets, and as a result the futures market might attract more speculators than the securities markets do. Increased participation by speculators in the futures market might also cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of the imperfect correlation between price movements in the underlying instruments and movements in the prices of futures contracts, even a correct forecast of general market trends by the Adviser might not result in a successful hedging transaction over a very short time period.

Options on futures contracts give the purchaser the right to assume a position at a specified price in a futures contract at any time before expiration of the option contract.

Options
The Russell 2000 Small Cap Index Portfolio may sell (write) listed options on equities and may enter into futures contracts that relate to securities in which it may directly invest and indices comprised of such securities and may purchase and write call and put options on such contracts. In addition, the Portfolio may write covered call options on any security in which it is eligible to invest.

As a writer of a call option, a Portfolio may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once the Portfolio has been assigned an exercise notice, the Portfolio will be unable to effect a closing purchase transaction. There can be no assurance that a closing purchase transaction can be effected when the Portfolio so desires.

The Portfolio will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option; the Portfolio will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option. Since the market value of call options generally reflects increases in the value of the underlying security, any loss resulting from the closing transaction may be wholly or partially offset by unrealized appreciation of the underlying security. Conversely, any gain resulting from the closing transaction may be wholly or partially offset by unrealized depreciation of the underlying security.
The principal factors affecting the market value of call options include supply and demand, the current market price and price volatility of the underlying security, and the time remaining until the expiration date.

There is no assurance that a liquid secondary market will exist for any particular option. In the event it is not possible to effect a closing transaction, the Portfolio will not be able to sell the underlying security, until the option expires or the option is exercised by the holder.

The Portfolio will effect a closing transaction to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of an underlying security prior to the expiration date of the option, or to allow for the writing of another call option on the same underlying security with either a different exercise price or expiration date or both.

Possible reasons for the absence of a liquid secondary market on an exchange include the following: (a) insufficient trading interest in certain options; (b) restrictions on transactions imposed by an exchange; (c) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (d) inadequacy of the facilities of an exchange or the Clearing Corporation to handle trading volume; or (e) a decision by one or more exchanges to discontinue the trading of options or impose restrictions on types of orders. There can be no assurance that higher than anticipated trading activity or order flow or other unforeseen events might not at times render the trading facilities inadequate and thereby result in the institution of special trading procedures or restrictions which could interfere with the Portfolio's ability to effect closing transactions.

The Portfolio may write call options on futures contracts on its respective index or securities included therein only for hedging purposes to protect the price of securities it intends to buy and when such transactions enable it to correlate its investment performance more closely to that of their respective indexes than would a direct purchase of securities included in their respective indexes. The Portfolio will not write options on futures contracts for speculative purposes.

Upon the exercise of a call option on a futures contract, the writer of the option (the Portfolio) is obligated to sell the futures contract (to deliver a long position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. However, as with the trading of futures, most participants in the options markets do not seek to realize their gains or losses by exercise of their option rights. Instead, the holder of an option will usually realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid.. There can be no assurance that the Portfolio will be able to enter into an offsetting transaction with respect to a particular contract at a particular time, and therefore would be required to settle the contract with cash.

As a writer of options on futures contracts, the Portfolio will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract. If the option is not exercised, the Portfolio will gain the amount of the premium, which may partially offset unfavorable changes in the value of securities held in the Portfolio. If the option is exercised, the Portfolio might incur a loss in the option transaction which would be reduced by the amount of the premium it has received.

While the holder or writer of an option on a futures contract may normally terminate its position by selling or purchasing an offsetting option, the Portfolio's ability to establish and close out options positions at fairly established prices will be subject to the maintenance of a liquid market. The Portfolio will not write options on futures contracts unless, in the Adviser's opinion, the market for such options has sufficient liquidity that the risks associated with such options transactions are not at unacceptable levels.

Risks. While options will be sold in an effort to reduce certain risks, those transactions themselves entail certain other risks. Thus, while the Portfolio may benefit from the use of options, unanticipated changes in interest rates or security price movements may result in a poorer overall performance for the Portfolio than if it had not entered into any options transactions. The price of futures is volatile and is influenced, among other things, by changes in prevailing interest rates and anticipation of future interest rate changes. The price of Russell 2000 Index is also volatile and is influenced, among other things, by changes in conditions in the securities markets in general.

In the event of an imperfect correlation between a futures position (and a related option) and the Portfolio position which is intended to be protected, the desired protection may not be obtained. The correlation between changes in prices of futures contracts and of the securities being hedged is generally only approximate. The amount by which such correlation is imperfect depends upon many different circumstances, such as variations in speculative market demand for futures and for debt securities (including technical influences in futures trading) and differences between the financial instruments being hedged and the instruments underlying the standard options on futures contracts available for trading.

Due to the imperfect correlation between movements in the prices of futures contracts and movements in the prices of the underlying securities, the price of a futures contract may move more than or less than the price of the securities being hedged. If the price of the future moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective and if the price of the securities being hedged has moved in an unfavorable direction, the Portfolio would be in a better position than if it had not hedged at all. If the price of the futures moves more than the price of the security, the Portfolio will experience either a gain or loss on the option on the future which will not be completely offset by movements in the price of the securities which are the subject of the hedge.

The market prices of futures contracts and options thereon may be affected by various factors. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin deposit requirements, distortions in the normal relationship between the debt securities and futures markets could result. This could occur, for example, if there is a lack of liquidity in the futures market. From the point of view of speculators, the deposit requirements in the futures markets are less onerous than margins requirements in the securities markets; accordingly, increased participation by speculators in the futures market could cause temporary price distortions. A correct forecast of interest rate trends by the adviser may still not result in a successful hedging transaction because of possible price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts. A well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected trends.

Custodial Procedures and Margins. The Portfolio's custodian acts as the Portfolio's escrow agent as to securities on which the Portfolio has written call options and with respect to margin which the Portfolio must deposit in connection with the writing of call options on futures contracts. The Clearing Corporation
(CC) will release the securities or the margin from escrow on the expiration of the call, or when the Portfolio enters into a closing purchase transaction. In this way, assets of the Portfolio will never be outside the control of the Portfolio's custodian, although such control might be limited by the escrow receipts issued.

At the time the Portfolio sells a call option on a contract for future delivery, it is required to deposit with its custodian, in an escrow account, a specified amount of cash or U.S. Government securities ("initial margin"). The account will be in the name of the CC. The amount of the margin generally is a small percentage of the notional contract amount. The margin required is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit, and it is released from escrow upon termination of the option assuming all contractual obligations have been satisfied. The Portfolio will earn interest income on its initial margin deposits.

In accordance with the rules of the exchange on which the option is traded, it might be necessary for the Portfolio to supplement the margin held in escrow. This will be done by placing additional cash or U.S. Government securities in the escrow account. If the amount of required margin should decrease, the CC will release the appropriate amount from the escrow account.

The assets in the margin account will be released to the CC only if the Portfolio defaults or fails to honor its commitment to the CC and the CC represents to the custodian that all conditions precedent to its right to obtain the assets have been satisfied.

Lending Portfolio Securities
The Russell 2000 Small Cap Index Portfolio may lend portfolio securities with a value up to 33 1/3% of its total assets. Such loans may be terminated at any time. The Portfolio will continuously maintain collateral equal to not less than 100% of the current market value (on a daily marked-to-market basis) of the loaned securities plus declared dividends and accrued interest. While portfolio securities are on loan, the borrower will pay the Portfolio any income accruing thereon, and the Portfolio may invest or reinvest the collateral (depending on whether the collateral is cash securities) in portfolio securities, thereby earning additional income. Loans are typically subject to termination by the Portfolio in the normal settlement time, currently five business days after notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to the Portfolio and its shareholders. The Portfolio may pay reasonable finders', borrowers', administrative, and custodial fees in connection with a loan of its securities. The Adviser will review and monitor the creditworthiness of such borrowers on an ongoing basis.

Pledging of Assets
The Russell 2000 Small Cap Index Portfolio may pledge or mortgage assets in conformance with the Portfolio's fundamental investment restrictions regarding borrowing and reverse repurchase agreements. Margin deposits for the purchase and sale of financial futures contracts and related options are not deemed to be a pledge.

                   INVESTMENT RESTRICTIONS

The Fund has adopted the following fundamental restrictions relating to the investment of assets of the Portfolios and other investment activities. These are Fundamental policies and may not be changed without the approval of holders of the majority of the outstanding voting shares of each Portfolio affected (which for this purpose means the lesser of: [i] 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented, or [ii] more than 50% of the outstanding shares). A change in policy affecting only one Portfolio may be effected with the approval of the majority of the outstanding voting shares of that Portfolio only. The Fund's fundamental investment restrictions provide that no Portfolio of the Fund is allowed to:

     (1) Issue senior securities (except that the Portfolio may borrow money as described in restriction [9] below).

     (2) With respect to 75% of the value of its total assets, invest more than 5% of its total assets in securities (other than securities issued or guaranteed by the United States Government or its agencies or instrumentalities) of any one issuer.

     (3) Purchase more than either: (i) 10% in principal amount of the outstanding debt securities of an issuer, or (ii) 10% of the outstanding voting securities of an issuer, except that such restrictions shall not apply to securities issued or guaranteed by the United States Government or its agencies or instrumentalities.

     (4) Invest more than 25% of its total assets in the securities of issuers primarily engaged in the same industry.
For purposes of this restriction, gas, gas transmission, electric, water, and telephone utilities each will be considered a separate industry. This restriction does not apply to obligations of banks or savings and loan associations or to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

     (5) Purchase or sell commodities, commodity contracts, or real estate, except that each Portfolio may purchase securities of issuers which invest or deal in any of the above, and except that each Portfolio may invest in securities that are secured by real estate. This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities or to futures contracts or options purchased by the Russell 2000 Small Cap Index Portfolio in compliance with non-fundamental restrictions [6 and 7] below.

     (6) Purchase any securities on margin (except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities) or make short sales of securities or maintain a short position.

     (7) Make loans, except through the purchase of obligations in private placements or by entering into repurchase agreements
(the purchase of publicly traded obligations not being considered the making of a loan).

     (8) Lend its securities, if, as a result, the aggregate of such loans would exceed one-third of the Portfolio's total assets.

     (9) Borrow amounts in excess of 10% of its total assets, taken at market value at the time of the borrowing, and then only from banks and by entering into reverse repurchase agreements, as a temporary measure for extraordinary or emergency purposes, or to meet redemption requests that might otherwise require the untimely disposition of securities, and not for investment or
leveraging.   For purposes of this restriction, entering into
futures contracts or reverse repurchase agreements will not be deemed a borrowing.

    (10) Underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in selling shares of each Portfolio and except as it may be deemed such in a sale of restricted securities.

    (11) Invest more than 10% of its total assets in repurchase agreements maturing in more than seven days, "small bank" certificates of deposit that are not readily marketable, and other illiquid investments.

    (12) Enter into reverse repurchase agreements if the total of such investments would exceed 5% of the total assets of the Portfolio.

The Fund has also adopted the following additional investment restrictions that are not fundamental and may be changed by the Board of Directors without shareholder approval. Under these restrictions, no Portfolio of the Fund may:

     (1) Participate on a joint (or a joint and several) basis in any trading account in securities (but this does not prohibit the "bunching" of orders for the sale or purchase of Portfolio securities with the other Portfolios or with other accounts advised or sponsored by the Adviser or any of its affiliates to reduce brokerage commissions or otherwise to achieve best overall execution).

     (2) Purchase or retain the securities of any issuer, if, to the knowledge of the Fund, officers and directors of the Fund, the Adviser or any affiliate thereof each owning beneficially more than 1/2% of one of the securities of such issuer, own in the aggregate more than 5% of the securities of such issuer.

     (3) Purchase or sell interests in oil, gas, or other mineral exploration or development programs, or real estate mortgage loans, except that each Portfolio may purchase securities of issuers which invest or deal in any of the above, and except that each Portfolio may invest in securities that are secured by real estate mortgages. This restriction does not apply to obligations or other securities issued or guaranteed by the United States Government, its agencies or instrumentalities.

     (4) Invest in companies for the purpose of exercising control (alone or together with the other Portfolios).

     (5) Purchase securities of other investment companies with an aggregate value in excess of 5% of the Portfolio's total assets, except in connection with a merger, consolidation, acquisition or reorganization, or by purchase in the open market of securities of closed-end investment companies where no underwriter or dealer's commission or profit, other than customary broker's commission, is involved, or by purchase of UIT's designed to track an Index and only if immediately thereafter not more than 10% of such Portfolio's total assets, taken at market value, would be invested in such securities.

The Fund has also adopted the following additional investment restrictions that are not fundamental and may be changed by the Board of Directors without shareholder approval. Under these restrictions:

The Russell 2000 Small Cap Index Portfolio of the Fund may not:

     (6) Invest more than 20% of its assets in futures contracts and/or options on futures contracts, except as a temporary investment strategy until the Portfolio reaches $50 million in net assets, the Portfolio may invest up to 100% of its assets in such futures and/or options contracts.

     (7) Invest in options unless no more than 5% of its assets is paid for premiums for outstanding put and call options
(including options on futures contracts) and unless no more than 25% of the Portfolio's assets consist of collateral for outstanding options.

If a percentage restriction (for either fundamental or non-fundamental policies) is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values of portfolio securities or amount of net assets shall not be considered a violation.

In addition to the investment restrictions described above, the Fund will comply with restrictions contained in any current insurance laws in order that the assets of life insurance company separate accounts may be invested in Fund shares.

               DISCLOSURE OF PORTFOLIO HOLDINGS

It is the policy of the Portfolio to protect the confidentiality of their holdings and prevent the selective disclosure of non-public information about their portfolio holdings. The Portfolio's service providers, to which the Portfolio may disclose non-public information about portfolio holdings, are required to comply with this policy. No information concerning the portfolio holdings of a Portfolio may be disclosed to any unaffiliated third party, except as provided below. The Board has adopted formal procedures governing compliance with this policy.

A Portfolio or its duly authorized service providers may publicly disclose holdings of the Portfolio in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the Securities and Exchange Commission. A summary or list of the Portfolio's completed purchases and sales may only be made available after the public disclosure of its portfolio holdings.

There are numerous mutual fund evaluation services such as Standard & Poor's, Morningstar or Lipper Analytical Services, and due diligence departments of broker-dealers, banks, financial planners and other financial institutions that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes, including style, capitalization, maturity, yield, beta, etc. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. In order to facilitate the review of the Portfolio by these services and departments, the Portfolio may, consistent with its policies and procedures, distribute (or authorize service providers to distribute) information about the Portfolio's securities holdings to such services and departments before its public disclosure is required or authorized, provided that: (i) the recipient does not distribute the portfolio holdings to third parties, other departments, or persons who are likely to use the information for purposes of purchasing or selling the Funds (or any other fund that invests in the Portfolio) before the portfolio holdings become public information; and (ii) the recipient is willing to sign a written confidentiality agreement that is designed to preserve the confidentiality of the information. Persons and entities unwilling to execute an acceptable confidentiality agreement within a reasonable period of time may only receive portfolio holdings information that has otherwise been publicly disclosed.

Neither the Portfolio nor its service providers receive any compensation from such services and departments. Subject to such departures as the Portfolio's chief compliance officer ("CCO") believes reasonable and consistent with protecting the confidentiality of the portfolio information, each confidentiality agreement should generally provide that, among other things: the portfolio information is the confidential property of the respective Portfolio (and its service providers, if applicable) and may not be shared or used directly or indirectly for any purpose except as expressly provided in the confidentiality agreement; the recipient of the portfolio information agrees to limit access to the portfolio information to its employees (and agents) who, on a need to know basis, are
(1) authorized to have access to the portfolio information and
(2) subject to confidentiality obligations, including duties not to trade on non-public information, no less restrictive than the confidentiality obligations contained in the confidentiality agreement; and upon written request, the recipient agrees to promptly return or destroy, as directed, the information.

The CCO may authorize disclosure of the Portfolio's securities holdings and, in addition to the Board, may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information and waive certain requirements. To the extent required by law, the CCO reports to the Board any violations of the Portfolio's policies and procedures on disclosure of portfolio holdings.

Any disclosure of the Portfolio's securities holdings must serve a legitimate business purpose of the Portfolio and must be in the best interest of the Portfolio's shareholders. In making such a determination, the CCO must conclude that the anticipated benefits and risks to the Portfolio and its shareholders justify the disclosure. A further determination must be made to ensure that any conflicts of interest between the Portfolio, its shareholders, and any third party are resolved prior to disclosure. The Portfolio reserves the right to request certifications from senior officers of authorized recipients that the recipient is using the portfolio holdings information only in a manner consistent with the Portfolio's policy and any applicable confidentiality agreement.

As an oversight procedure, the CCO reports all arrangements to disclose portfolio holdings information to the Portfolios' Board of Directors on a periodic basis. If the Board determines that any such arrangement is or would be inappropriate, the Portfolio will promptly terminate the disclosure arrangement.

                     PORTFOLIO TURNOVER

Each Portfolio has a different expected annual rate of Portfolio turnover, which is calculated by dividing the lesser of purchases or sales of Portfolio securities during the fiscal year by the monthly average of the value of the Portfolio's securities (excluding from the computation all securities, including options, with maturities at the time of acquisition of one year or less). A high rate of Portfolio turnover generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the Portfolio. Turnover rates may vary greatly from year to year as well as within a particular year and may also be affected by cash requirements for redemptions of each Portfolio's shares and by requirements which enable the Fund to receive certain favorable tax treatments. The Portfolio turnover rates will, of course, depend in large part on the level of purchases and redemptions of shares of each Portfolio. Higher Portfolio turnover can result in corresponding increases in brokerage costs to the Portfolios of the Fund and their shareholders. However, because rate of Portfolio turnover is not a limiting factor, particular holdings may be sold at any time, if investment judgment or Portfolio operations make a sale advisable.

The annual portfolio turnover rates for the Portfolio is set forth in the Financial Highlights section of the Prospectus.

                       MANAGEMENT OF THE FUND

                       Directors and Officers

INDEPENDENT DIRECTORS

                                     Term of                            Number of
                                      Office                            Portfolios
                                       and                               in Fund
                                      Length         Principal           Complex
                        Position(s)     of          Occupation           Overseen      Other
                          with the     Time           During                by      Directorships
Name, Address and Age       Fund      Served      Past Five Years        Director  Held by Director
---------------------    ---------   --------  ---------------------     --------  ----------------
Theodore H. Emmerich*     Director   Director  Consultant                   16     American
(79)                      and        since                                         Financial
                          Chairman   1987                                          Group

Yvonne L. Gray*           Director   Director  Executive Vice President/    16
(55)                                 since     COO, United Way of Greater
                                     1999      Cincinnati (Social Services
                                               Provider); prior thereto,
                                               Vice President/ Trust
                                               Operations Officer,
                                               Fifth Third Bank;
                                               former Audit Manager,
                                               Price Waterhouse
                                               (Accounting Firm)

Michael K. Keating*       Director   Director  Managing Director,           16
(50)                                 since     Keating, Vollmer & Co.
                                     2005      LLC (Private Equity
                                               Investment Firm)

David C. Phillips         Director   Director  Co-Founder, Cincinnati       16     Meridian
(68)                                 since     Works, Inc. (Job    .               Bioscience, Inc.
                                     2001      Placement); prior                   Cintas, Inc.
                                               thereto, Chief Executive
                                               Officer, Downtown
                                               Cincinnati Inc. (Economic
                                               revitalization of
                                               Cincinnati)

Mary W. Sullivan          Director   Director  Attorney, Peck, Shaffer &    16     Franklin Savings
(49)                                 since     Williams LLP (Law Firm)             and Loan Co.;
                                     2001                                          First Franklin
                                                                                   Corporation

INTERESTED DIRECTORS AND OFFICERS

                                     Term of                            Number of
                                      Office                            Portfolios
                                       and                               in Fund
                                      Length         Principal           Complex
                        Position(s)     of          Occupation           Overseen      Other
                          with the     Time           During                by      Directorships
Name, Address and Age(1)    Fund      Served      Past Five Years        Director  Held by Director
---------------------    ---------   --------  ---------------------     --------  ----------------
Steven R. Sutermeister*   Director,  Director  Senior Vice President,       16     Carillon
(52)                      President  since     Union Central; President            Investments, Inc;
                          and Chief  1999      and Chief Executive                 Summit Investment
                          Executive            Officer, Adviser.                   Partners, Inc.;
                          Officer                                                  Union Central
                                                                                   Mortgage Funding
                                                                                   Inc.

John F. Labmeier          Vice       Officer   Vice President, Associate    NA      NA
1876 Waycross Road        President  since     General Counsel and
Cincinnati, OH 45240      and        1990      Assistant Secretary,
(57)                      Secretary            Union Central; Vice
                                               President and Secretary,
                                               Carillon Investments,
                                               Inc.; Secretary, Adviser

Thomas G. Knipper         Vice       Officer   Treasurer and Chief          NA      NA
(48)                      President, since     Compliance Officer,
                          Controller 1995      Adviser
                          and Chief
                          Compliance
                          Officer

Gerald Q. Herbert         Treasurer  Officer   Director of Finance          NA      NA
(39)                                 since     and Accounting,
                                     2005      Adviser; prior thereto
                                               Controller for General
                                               Factory Supplies Co.

John M. Lucas             Assistant  Officer   Second Vice President,       NA      NA
1876 Waycross Road        Secretary  since     Counsel and Assistant
Cincinnati, OH 45240                 1990      Secretary, Union Central
(55)


* Except as otherwise indicated, the business of each listed person is 312 Walnut St., Ste. 2500, Cincinnati, OH 45202.
(1) Mr. Sutermeister may be considered to be an "interested person" of the Fund (within the meaning of the Investment Company Act of 1940) because of his affiliation with the Adviser.


The business and affairs of the Fund are managed under the direction of the Board of Directors. All powers of the Fund are vested in, and may be exercised by or under the authority of the Board of Directors except as conferred on or reserved to the shareholders by the laws of the state of Maryland or the Fund's Articles of Incorporation or By-laws.

The Board has a standing audit committee, which consists of Theodore H. Emmerich, Yvonne L. Gray, Michael K. Keating, David
C. Phillips (Chair) and Mary W. Sullivan, each of whom is not an "interested person" of the Fund as defined in the 1940 Act ("Independent Director(s)"). The purpose of the audit committee is to meet with the independent registered accounting firm and officers to review accounting principles used by the Fund, the adequacy of internal controls, the responsibilities and fees of the independent accountants, and other matters. During 2005, the audit committee held three meetings.

The Board has a standing nominating committee, which consists of Yvonne L. Gray (Chair), David C. Phillips and Mary W. Sullivan, each of whom is an Independent Director. The purpose of the nominating committee is to review and nominate candidates for positions as Directors to fill vacancies on the Board. During 2005, the nominating committee held three meetings. The nominating committee will consider Director candidates recommended in writing by shareholders. Recommendations should be addressed to Summit Mutual Funds, 312 Walnut Street, Suite 2500, Cincinnati, Ohio 45202.

Directors owned outstanding shares of the Fund as follows:

                                                   Aggregate Dollar Range
                                                    of Equity Securities
                          Dollar Range of       in ALL Registered Investment
                         Equity Securities    Companies Overseen by Director in
Name of Director            in the Fund        Family of Investment Companies
----------------         ------------------   --------------------------------
Theodore H. Emmerich          NA                  $50,001 - $100,000
Yvonne L. Gray                NA                       $1 - $10,000
Michael K. Keating            NA                  $10,001 - $50,000
David C. Phillips             NA                    over $100,000
Mary W. Sullivan              NA                    over $100,000
Steven R. Sutermeister        NA                    over $100,000

*Information regarding ownership is as of December 31, 2005.

As of the date of this Statement of Additional Information, the officers and directors of the Fund owned less than 1% of any of the outstanding shares of the Fund. Directors who are not officers or employees of Union Central Life Insurance Company ("Union Central") or the Fund's investment adviser are paid a fee plus actual out-of-pocket expenses by the Fund for each meeting of the Board of Directors attended. Total fees and expenses incurred for 2005 were $122,284. Directors receive an annual retainer of $15,000, $2,250 for each Board meeting attended, and $500 for each Committee meeting attended. The Independent Chairman of the Board receives 150% of the Board meeting fees.

As of December 31, 2005, no Director owned beneficially or of record any securities of the investment adviser or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Fund.

                   Compensation Table

           (1)                    (2)           (3)            (4)             (5)
                                             Pension or                       Total
                                             Retirement                    Compensation
                                              Benefits       Estimated       From Fund
                                Aggregate    Accrued as       Annual         and Fund
                              Compensation  Part of Fund   Benefits Upon   Complex Paid
Name of Person, Position        From Fund      Expenses      Retirement    to Directors
------------------------      ------------  ------------   -------------   ------------
Theodore H. Emmerich            $28,100         -               -           $28,100
Director
Yvonne L. Gray                  $25,600         -               -           $25,600
Director
Michael K. Keating              $10,250         -               -           $10,250
Director
David C. Phillips               $25,000          -              -           $25,000
Director
Mary W. Sullivan                $25,000          -              -           $25,000
Director
Steven R. Sutermeister           NA              NA             NA             NA
Director

Investment Adviser
The Fund has entered into an Investment Advisory Agreement with the Adviser, whose principal business address is 312 Walnut Street, Suite 2500, Cincinnati, Ohio 45202. The Adviser was incorporated under the laws of Ohio on August 18, 1986, and is a wholly-owned subsidiary of Union Central. Executive officers and directors of the Adviser who are affiliated with the Fund are Steven R. Sutermeister, Director, President and Chief Executive Officer; Thomas G. Knipper, Chief Compliance Officer and Treasurer; and John F. Labmeier, Secretary.

Pursuant to the Investment Advisory Agreement, the Fund has retained the Adviser to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of Portfolio securities. The Adviser is at all times subject to the direction and supervision of the Board of Directors of the Fund.

The Adviser continuously furnishes an investment program for each Portfolio and is responsible for the management of each Portfolio. The Adviser obtains and evaluates such information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Portfolios in a manner consistent with their investment objectives, policies and restrictions. The Adviser considers analyses from various sources, makes necessary investment decisions and effects transactions accordingly. The Adviser also performs certain administrative functions for the Fund. The Adviser may utilize the advisory services of subadvisers for one or more of the Portfolios.

Administrator
The Fund has also entered into an Administrative Services Agreement with the Adviser in which the Adviser, at its expense, maintains certain of the Fund's books and records (other than those provided by U.S.Bancorp Fund Services, LLC, by agreement) and furnishes such office space, facilities, equipment, and clerical help as the Fund may reasonably require in the conduct of business. In addition, the Adviser pays for the services of all executive, administrative, clerical, and other personnel, including officers of the Fund, who are employees of Union Central. Expenses not expressly assumed by the Adviser under the Agreement will be paid by the Fund.

At a shareholders' meeting on November 9, 2001, the shareholders approved an amendment to the Investment Advisory Agreement that eliminated certain administrative responsibilities enumerated in the Investment Advisory Agreement for all of the Portfolios and incorporated them into a separate administrative services agreement between the Fund and the Adviser. The Board of Directors previously approved the amendment on September 26, 2001. Administrative responsibilities including:
   o preparing, maintaining, analyzing and reporting on the Portfolios' expenses,
   o authorizing payment of Fund and Portfolio expenses,
   o coordinating completion of annual audits,
   o drafting semi-annual and annual financial statements,
   o preparing tax returns,
   o coordinating Board meetings,
   o preparing and filing reports to the SEC and states, and
   o coordinating and managing procedures for compliance with federal and state regulations, are now covered by a separate administrative services agreement between the Fund and the Adviser. A separate administrative service fee of 0.10% of average daily net assets on an annual basis, will be imposed for these services. Administrative service fees paid for the Russell 2000 Small Cap Index Portfolio during the fiscal years ended December 31, 2005, 2004 and 2003 were $68,839, 53,075 and $17,277, respectively.

Payment of Expenses
Each Portfolio pays all other expenses incurred in its operation and a portion of the Fund's general administration expenses allocated on the basis of the asset size of the respective Portfolios. Expenses other than the Adviser's fee that are borne directly and paid individually by a Portfolio include, but are not limited to, brokerage commissions, dealer markups, expenses incurred in the acquisition of Portfolio securities, transfer taxes, transaction expenses of the custodian, pricing services used by only one or more Portfolios, and other costs properly payable by only one or more Portfolios. Expenses which are allocated on the basis of size of the respective Portfolios include custodian (portion based on asset size), dividend disbursing agent, transfer agent, bookkeeping services (except annual per Portfolio base charge), pricing, shareholder's and directors' meetings, directors' fees, proxy statement and Prospectus preparation, registration fees and costs, fees and expenses of legal counsel not including employees of the Adviser, membership dues of industry associations, postage, insurance premiums including fidelity bond, and all other costs of the Fund's operation properly payable by the Fund and allocable on the basis of size of the respective Portfolios. The Adviser will also pay any expenses of the Russell 2000 Small Cap Index Portfolio, other than the advisory fee and 12b-1 fee for the Portfolio, to the extent that such expenses exceed .40% of that Portfolio's net assets

Depending on the nature of a legal claim, liability or lawsuit, litigation costs, payment of legal claims or liabilities and any indemnification relating thereto may be directly applicable to a Portfolio or allocated on the basis of the size of the respective Portfolios. The directors have determined that this is an appropriate method of allocation of expenses.

Advisory Fee
As full compensation for the services and facilities furnished to the Fund and expenses of the Fund assumed by the Adviser, the Fund pays the Adviser monthly compensation calculated daily as described in the Prospectus. The compensation for the Portfolio for the fiscal years ended December 31, 2005, 2004 and 2003, respectively, were as follows:

                                                2005                  2003                2003
                                       -------------------  -------------------- -----------------
                                               Expense               Expense             Expense
                                              Reimburse-            Reimburse-          Reimburse-
                                                ments                 ments              ments
                                                 and                   and                 and
                                               Waivers               Waivers             Waivers
                                     Advisory    Paid     Advisory    Paid     Advisory   Paid
                                       Fee    by Adviser    Fee     by Adviser   Fee    by Adviser
Portfolio                            -------- ----------  --------- ---------- -------- ----------
Russell 2000 Small Cap Index Portfolio  240,936    ---      185,763    8,798     60,471     63,463

Investment Advisory Agreement
Unless earlier terminated as described below, the Investment Advisory Agreement will continue in effect from year to year if approved annually: (a) by the Board of Directors of the Fund or by a majority of the outstanding shares of the Fund, including a majority of the outstanding shares of each Portfolio; and (b) by a majority of the directors who are not parties to such contract or interested persons (as defined by the Investment Company Act of 1940) of any such party. The Agreement is not assignable and may be terminated without penalty by the Fund on 60 days notice, and by the Adviser on 90 days notice.

The Investment Advisory Agreement provides that the Adviser shall not be liable to the Fund or to any shareholder for any error of judgment or mistake of law or for any loss suffered by the Fund or by any shareholder in connection with matters to which the Investment Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard on the part of the Adviser in the performance of its duties thereunder. In the case of administrative services, the Adviser will be held to the aforementioned standard of liability.

The Investment Advisory Agreement in no way restricts the Adviser from acting as investment manager or adviser to others.

If the question of continuance of the Investment Advisory Agreement (or adoption of any new Agreement) is presented to shareholders, continuance (or adoption) with respect to a Portfolio shall be effective only if approved by a majority vote of the outstanding voting securities of that Portfolio. If the shareholders of any one or more of the Portfolios should fail to approve the Agreement, the Adviser may nonetheless serve as an adviser with respect to any Portfolio whose shareholders approved the Agreement.

Service Agreement
Under a Service Agreement between the Adviser and Union Central, Union Central has agreed to make available to the Adviser the services of certain employees of Union Central on a part-time basis for the purpose of better enabling the Adviser to fulfill its obligations to the Fund. Pursuant to the Service Agreement, the Adviser shall reimburse Union Central for all costs allocable to the time spent on the affairs of the Adviser by the employees provided by Union Central. In performing their services for the Adviser pursuant to the Service Agreement, the specified employees shall report and be solely responsible to the officers and directors of the Adviser or persons designated by them.
Union Central shall have no responsibility for the investment recommendations or decisions of the Adviser. The obligation of performance under the Investment Advisory Agreement is solely that of the Adviser and Union Central undertakes no obligation in respect thereto except as otherwise expressly provided in the Service Agreement.

Securities Activities of Adviser
Securities held by the Fund may also be held by Union Central or by other separate accounts or mutual funds for which the Adviser acts as an adviser. Because of different investment objectives or other factors, a particular security may be bought by Union Central or by the Adviser or for one or more of its clients, when one or more other clients are selling the same security. If purchases or sales of securities for one or more of the Fund's Portfolios or other clients of the Adviser or Union Central arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the Fund's Portfolios, Union Central, and other clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

On occasions when the Adviser deems the purchase or sale of a security to be in the best interests of the Fund as well as other accounts or companies, it may, to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be sold or purchased for the Fund (or for two or more Portfolios) with those to be sold or purchased for other accounts or companies in order to obtain more favorable execution and lower brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Fund Portfolio(s) and to such other accounts or companies. In some cases this procedure may adversely affect the size of the position obtainable for a Portfolio.

Code of Ethics
The Adviser, the Underwriter and the Fund have each adopted a code of ethics under Rule 17j-1 of the Investment Company Act of 1940. Each code of ethics applies to the personal investing activities of the directors, officers and certain employees of the Adviser, the Fund or the Underwriter as applicable.
Employees of the Adviser are permitted to make personal securities transactions, including securities that may be held or purchased by the Funds, subject to the requirements and restrictions set forth in the Adviser's code of ethics.
Employees of the Underwriter are also permitted to make personal securities transactions, including securities that may be held or purchased by the Funds, subject to the requirements and restrictions set forth in the Underwriter's code of ethics.

Each code of ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of clients such as the Fund. Among other things, the code of ethics, which generally complies with standards recommended by the Investment Company Institute's Advisory Group on Personal Investing, prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and monthly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the code of ethics may be granted in particular circumstances after review by appropriate personnel.


                    PORTFOLIO MANAGERS

Russell 2000 Small Cap Index Portfolio

Gary R. Rodmaker, Nick J. Kotsonis and Kevin P. Aug are primarily responsible for the day-to-day management of the Russell 2000
Small Cap Index Portfolio.

Other Accounts Managed
Mr. Rodmaker, Mr. Kotsonis and Mr. Aug are also part of the management team of other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following tables identify, as of March 31, 2006 (i) the number of, and total assets of, other registered investment companies (other than the Portfolio), pooled investment vehicles and other accounts managed and (ii) the total assets of such companies, vehicles and accounts with respect to which the advisory fee is based on performance.


                      Other Registered       Other Pooled
                    Investment Companies  Investment Vehicles     Other Accounts
                    --------------------  -------------------  ----------------------
                               Total                 Total                Total
Portfolio Manager    Number    Assets      Number    Assets    Number     Assets
-----------------    ------    ------      ------    ------    ------     ------
Gary R. Rodmaker       8     $696,342,747    N/A      N/A       7     $3,045,017,093
Nick J. Kotsonis       6     $552,770,525    N/A      N/A       1     $2,572,236,112
Kevin P. Aug           1     $552,770,525    N/A      N/A       3       $377,436,741


As of March 31, 2006, none of these accounts had advisory fee arrangements based on the performance of the account.

Compensation
Portfolio management compensation consists of: a fixed base salary based on industry surveys and the type and size of accounts managed; benefits that are available generally to all salaried employees at the portfolio manager's level; an annual bonus based on the profitability of the adviser, total adviser assets under management, and account performance versus specific benchmarks (tracking error against the named indices); and a long-term incentive compensation plan based on increases in the value of units in a value creation plan of the adviser over a specified accumulation and vesting period.

Conflicts of Interest
From time to time, potential conflicts of interest may arise between the management of the investments of the Fund on the one hand, and the management of other registered investment companies and other accounts (collectively, "other accounts") on the other. The other accounts might have similar investment objectives or strategies as the Fund, track the same indexes the Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The other accounts might also have different investment objectives or strategies than the Fund.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of day-to-day management of the Fund. Because of their positions with the Fund, the management team knows the size, timing and possible market impact of the Fund's trades. It is theoretically possible that they could use this information to the advantage of other accounts they manage and to the possible detriment of the Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of the management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Fund and other accounts, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. The Investment Manager has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Ownership of Fund Shares
The table below sets forth the value of shares beneficially owned by the team in the Portfolios as of March 31, 2006 , stated as being within one of the following dollar ranges: None; $1- $10,000; $10,001-$50,000; $50,001-$100,000; $100,001-$500,000;
$500,001-$1,000,000; or over $1,000,000.

Portfolio Manager               Dollar Range in Portfolio
-----------------               -------------------------
                            Russell 2000 Small Cap Portfolio
                            --------------------------------
Gary R. Rodmaker                  $10,001 to $50,000
Nick J. Kotsonis                         None
Kevin P. Aug                             None

                 DETERMINATION OF NET ASSET VALUE

The per share NAV of the Portfolio is determined by dividing the total value of its securities and other assets, less liabilities, by the total number of shares outstanding. The offering price for a share of the Portfolio is its NAV per share. As described in the Prospectus, the NAV of shares of each Portfolio is determined once daily, Monday through Friday as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time), on days during which there are purchases or redemptions of Fund shares, except: (i) when the New York Stock Exchange is closed (currently New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day); and (ii) any day on which changes in the value of the portfolio securities of the Portfolio will not materially affect the current net asset value of the shares of a Portfolio.

Securities held by the Portfolio, except for money market instruments maturing in 60 days or less, will be valued as follows: Securities which are traded on stock exchanges (including securities traded in both the over-the-counter market and on exchange), or listed on the NASDAQ National Market System, are valued at the last sales price as of the close of the New York Stock Exchange on the day the securities are being valued, or, lacking any sales, at the closing bid prices. Alternatively, NASDAQ listed securities may be valued on the basis of the NASDAQ Official Closing Price. Securities traded only in the over-the-counter market are valued at the last bid prices quoted by brokers that make markets in the securities at the close of trading on the New York Stock Exchange. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith adopted in accordance with procedures by the Board of Directors.

Money market instruments with a remaining maturity of 60 days or less are valued on an amortized cost basis. Under this method of valuation, the instrument is initially valued at cost (or in the case of instruments initially valued at market value, at the market value on the day before its remaining maturity is such that it qualifies for amortized cost valuation); thereafter, the Fund assumes a constant proportionate amortization in value until maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received upon sale of the instrument.

Generally, trading in foreign securities traded on equity markets outside the U.S., corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the NAV of each Fund's shares generally are determined at such time. Foreign currency exchange rates are determined at the close of the NYSE. Occasionally, events affecting the values of such securities may occur between the times at which such values are determined and the close of the NYSE. If events affecting the value of securities occur during such a period, and a Fund's NAV is materially affected by such changes in the value of the securities, then these securities may be valued at their fair value as determined in good faith by or under the supervision of the Board. These procedures provide for using FT Interactive Data's (IDC) Fair Value Information Service.

              PURCHASE AND REDEMPTION OF SHARES

The Fund offers shares of the Summit Pinnacle Series of Portfolios, at net asset value and without sales charge, only to separate accounts of The Union Central Life Insurance Company and separate accounts of other affiliated or unaffiliated life insurance companies. It is possible that at some later date the Fund may offer shares to other investors, consistent with applicable securities and tax regulations.

The Fund is required to redeem all full and fractional shares of the Fund for cash at the net asset value per share. Payment for shares redeemed will generally be made within seven days after receipt of a proper notice of redemption. The right to redeem shares or to receive payment with respect to any redemption may only be suspended for any period during which: (a) trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission or such exchange is closed for other than weekends and holidays; (b) an emergency exists, as determined by the Securities and Exchange Commission, as a result of which disposal of Portfolio securities or determination of the net asset value of a Portfolio is not reasonably practicable; and
(c) the Securities and Exchange Commission by order permits postponement for the protection of shareholders.


                          TAXES

The following is a summary of certain United States federal income tax consequences relating to the ownership of shares in the Fund by the separate accounts of The Union Central Life Insurance Company for the purpose of funding variable insurance policies. Unless otherwise stated, this summary deals only with the status of each Portfolio as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and the application of the diversification rules under section 817(h) of the Code. It does not deal with any other federal, state, local or foreign tax consequences, including the possible effect of leveraged investments or the treatment of hedging devices. It also does not deal with insurance companies that are not domiciled in the United States. This summary is based on the Code, United States Treasury regulations thereunder (the "Treasury Regulations") and administrative and judicial interpretations thereof, as of the date hereof, all of which are subject to change, possibly on a retroactive basis. Any such changes may be applied retroactively in a manner that could cause the tax consequences to vary substantially from the consequences described below, possibly adversely affecting a beneficial owner of the Fund.

The Portfolio will be treated as a separate entity for federal income tax purposes. The Portfolio has qualified and has elected to be taxed as a "regulated investment company" under the provisions of Subchapter M of the Code. If a Portfolio qualifies as a "regulated investment company" and complies with the provisions of the Code by distributing substantially all of its net income (both ordinary income and capital gain), the Portfolio will be relieved from federal income tax on the amounts distributed.

In order to qualify as a regulated investment company, in each taxable year the Portfolio must, among other things: (a) derive at least 90 percent of its gross income from dividends, interest, payments with respect to loans of securities, and gains from the sale or other disposition of stocks or securities or foreign currencies (subject to the authority of the Secretary of the Treasury to exclude certain foreign currency gains), net income derived from an interest in a qualified publicly traded partnership, or other income (including, but not limited to, gains from options, futures, or forward contracts which are ancillary to the Portfolio's principal business of investing in stocks or securities or options and futures with respect to stocks or securities) derived with regard to its investing in such stocks, securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the value of the Portfolio's total assets is represented by cash and cash items, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Portfolio's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies), of two or more issuer's which the Portfolio controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or of one or more qualified publicly traded partnerships.

As a regulated investment company, a Portfolio generally is not subject to U.S. federal income tax on income and gains that it distributes to shareholders, if at least 90% of the Fund's investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses) for the taxable year is distributed. The Fund intends to distribute all or substantially all of such income.

Amounts not distributed by the Fund on a timely basis in accordance with a calendar year distribution requirement may be subject to a nondeductible four percent (4%) excise tax. To avoid the tax, a Portfolio must distribute during each calendar year, (1) at least ninety-eight percent (98%) of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least ninety-eight percent (98%) of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the twelve-month period ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. These excise tax provisions do not generally apply to a regulated investment company, like the Portfolios, all of whose shareholders are the segregated asset accounts of life insurance companies funding variable contracts. (For this purpose, any shares of a Portfolio attributable to an investment in the Portfolio not exceeding $250, 000 made in connection with the organization of the Fund will not be taken into account.) Accordingly, if this condition regarding the ownership of shares of a Portfolio is met, the excise tax will be inapplicable to the Portfolio.

Interests in a Portfolio will be held by insurance company separate accounts that are subject to the requirements of section 817(h) of the Code and the Treasury Regulations thereunder, which impose certain investment diversification requirements (the "Diversification Rules") with respect to assets held in such separate accounts. These rules apply to the investments made by separate accounts or their subaccounts (such accounts or subaccounts are referred to as "segregated asset accounts") that are used to fund benefits under variable life insurance and annuity contracts. Each Portfolio intends to comply with the Diversification Rules.

The Diversification Rules generally require that on the last day of each quarter of a calendar year (or generally within 30 days thereafter) no more than 55% of the value of a Portfolio's assets can be represented by any one investment; no more than 70% can be represented by any two investments; no more than 80% can be represented by any three investments; and no more than 90% can be represented by any four investments. For purposes of these rules, all securities of the same issuer generally are treated as a single investment, but each U.S. government agency or instrumentality is treated as a separate issuer. Failure by a Portfolio to both qualify as a regulated investment company and to satisfy the Diversification Rules would generally cause the variable contracts to lose their favorable tax status and require a contract owner to include in ordinary income any income accrued under the contracts for the current and all prior taxable years. Under certain circumstances described in the applicable Treasury regulations, inadvertent failure to satisfy the applicable Diversification Rules may be corrected, but such a correction would require a payment to the Internal Revenue Service based on the tax contract owners would have incurred if they were treated as receiving the income on the contract for the period during which the Diversification Rules were not satisfied. Any such failure may also result in adverse tax consequences for the insurance company issuing the contracts. Failure by a Portfolio to qualify as a regulated investment company would also subject it to federal and state income taxation on all of its taxable income and gain, whether or not distributed to shareholders.

For a variable life insurance contract or a variable annuity contract to qualify for tax deferral, assets in the separate accounts supporting the contract must be considered to be owned by the insurance company and not by the contract owner. Under current U.S. tax law, if a contract owner has excessive control over the investments made by a separate account, or the underlying fund, the contract owner will be taxed currently on income and gains from the account or fund. In other words, in such a case of "investor control" the contract owner would not derive the tax benefits normally associated with variable life insurance or variable annuities.

Generally, according to the IRS, there are two ways that impermissible investor control may exist. The first relates to the design of the contract or the relationship between the contract and a separate account or underlying fund. For example, at various times, the IRS has focused on, among other factors, the number and type of investment choices available pursuant to a given variable contract, whether the contract offers access to funds that are available to the general public, the number of transfers that a contract owner may make from one investment option to another, and the degree to which a contract owner may select or control particular investments.

With respect to this first aspect of investor control, the Fund believes that the design of the contracts and the relationship between the contracts and the Portfolio satisfy the current view of the IRS on this subject, such that the investor control doctrine should not apply. However, because of some uncertainty with respect to this subject and because the IRS may issue further guidance on this subject, the Fund reserves the right to make such changes as it deem necessary or appropriate to reduce the risk that a contract might not qualify as a life insurance contract or as an annuity for tax purposes.

The second way that impermissible investor control might exist concerns your actions. Under the IRS pronouncements, you may not select or control particular investments, other than choosing among broad investment choices such as selecting a particular Portfolio. You may not select or direct the purchase or sale of a particular investment of a Portfolio. All investment decisions concerning the Portfolio must be made by the portfolio manager for such Portfolio in his or her sole and absolute discretion, and not by the contract owner. Furthermore, under the IRS pronouncements, you may not communicate directly or indirectly with such a portfolio manager or any related investment officers concerning the selection, quality, or rate of return of any specific investment or group of investments held by a Portfolio.

Finally, the IRS may issue additional guidance on the investor control doctrine, which might further restrict your actions or features of the variable contract. Such guidance could be applied retroactively. If any of the rules outlined above are not complied with, the IRS may seek to tax you currently on income and gains from a Portfolio such that you would not derive the tax benefits normally associated with variable life insurance or variable annuities. Although highly unlikely, such an event may have an adverse impact on the Fund and other variable contracts.

For information concerning the federal income tax consequences to the owners of a variable contract or policy, such owners should consult the prospectuses for their particular contract or policy.

The discussion of "Taxes" in the Prospectus, in conjunction with the foregoing, is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect as interpreted by the Courts and the Internal
Revenue Service.


     CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT

The Northern Trust Company, 50 South LaSalle St., Chicago, Illinois 60675, acts as Custodian of the Fund's assets. U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, 1-888-259-7565, is the Fund's bookkeeping, transfer and dividend disbursing agent.


            PORTFOLIO TRANSACTIONS AND BROKERAGE

The Adviser is primarily responsible for the investment decisions of the Portfolio, including decisions to buy and sell securities, the selection of brokers and dealers to effect the transactions, the placing of investment transactions, and the negotiation of brokerage commissions, if any. The Portfolio has no obligation to deal with any dealer or group of dealers in the execution of transactions in Portfolio securities. In placing orders, it is the policy of the Fund to obtain the most favorable net results, taking into account various factors, including price, dealer spread or commission, if any, size of the transaction, and difficulty of execution. While the Adviser generally seeks reasonably competitive spreads or commissions, the Portfolio will not necessarily be paying the lowest spread or commission available.

If the securities in which a the Portfolio invests are traded primarily in the over-the-counter market, where possible the Portfolio will deal directly with the dealers who make a market in the securities involved unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account. On occasion, securities may be purchased directly from the issuer. Bonds and money market instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. The cost of Portfolio securities transactions of the Portfolio will consist primarily of brokerage commission or dealer or underwriter spreads.

While the Adviser seeks to obtain the most favorable net results in effecting transactions in the Portfolio securities, brokers who provide supplemental investment research to the Adviser may receive orders for transactions by the Fund. Such supplemental research service ordinarily consists of assessments and analyses of the business or prospects of a company, industry, or economic sector. If, in the judgment of the Adviser, the Fund will be benefited by such supplemental research services, the Adviser is authorized to pay commissions to brokers furnishing such services which are in excess of commissions which another broker may charge for the same transaction. Information so received will be in addition to and not in lieu of the services required to be performed by the Adviser under its Investment Advisory Agreement. The expenses of the Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. In some cases, the Adviser may use such supplemental research in providing investment advice to its other advisory accounts.

During 2005, 56.56% of the Fund's total brokerage was allocated to brokers who furnish statistical data or research information.
Brokerage commissions paid during 2005, 2004and 2003 were $235,319, $141,776 and $195,439, respectively.

                         DISTRIBUTOR

Carillon Investments, Inc. ("Distributor"), 1876 Waycross Road, Cincinnati, Ohio 45240, serves as the Funds' distributor or principal underwriter for the Pinnacle series of Fund shares pursuant to a Distribution Agreement with the Fund dated February 25, 2000. Distributor, which is a wholly-owned subsidiary of Union Central, is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the NASD. The offering of Fund shares is continuous. The Distribution Agreement provides that Distributor, as agent in connection with the distribution of Fund shares, will use appropriate efforts to solicit orders for the sale of Fund shares and undertake such advertising and promotion as it deems reasonable.

It is anticipated that on or about June 30, 2006, Distributor will be merged into its affiliate, Ameritas Investment Corp.
("AIC"). All services currently provided by Distributor as distributor will be provided on the same basis as AIC.

The Russell 2000 Small Cap Index Portfolio Class F pays the Distributor a fee, not exceeding, on an annual basis, 0.20% of the average daily net assets attributable to its Class F shares ("12b-1 fee"), for (a) payments the Distributor makes to banks, financial planners, retirement plan service providers, broker/dealers and other institutions ("Participating Organizations") for distribution assistance and/or shareholder services provided to holders of Class F shares pursuant to an agreement between the Distributor and the Participating Organization (including, but not limited to, distributing sales literature; answering routine shareholder inquiries about the Company or Class F shares, account designation and address, and in enrolling into any of several retirement plans offered in connection with the purchase of Class F shares; assisting in the establishment and maintenance of customer accounts and records and in the purchase and redemption transactions; and providing such other information and services as the Company or the shareholder may reasonably request); or (b) reimbursement of expenses incurred by a Participating Organization pursuant to an agreement in connection with distribution assistance and/or shareholder service, including, but not limited to, the reimbursement of expenses relating to printing and distributing prospectuses to persons other than holders of Class F shares, printing and distributing advertising and sales literature and reports to shareholders used in connection with the sale of Class F shares, and personnel and communication equipment used in servicing shareholder accounts and prospective shareholder inquiries. For purposes of the Plan, a Participating Organization may include the Distributor or any of its affiliates or subsidiaries. It is anticipated that the Plan will benefit the Class F shareholders by, among other ways: making the Class F shares a more attractive investment alternative in a competitive marketplace, which may result in increased assets to the benefit of Funds and their investors by increasing investment opportunities and diversification and reducing per share operating expenses; increasing the number of distribution channels for Class F shares; and providing incentive to Participating Organizations to incur promotional expenses on behalf of the Funds, which may assist in asset growth.

Pursuant to Rule 12b-1 under the 1940 Act, the Plan that has been approved by the Board of Directors of the Fund, including a majority of Directors who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of the Plan or any related agreements. The Board of Directors of the Fund shall review, at least quarterly, a written report of the amounts expended under the Plan and the purposes for which such expenditures were made.

The 12b-1 Plan may be terminated at any time with respect to a Fund's Class F shares by vote of a majority of the Independent Directors, or by a vote of a majority of the outstanding Class F shares. The Plan may be amended by vote of the Directors, including a majority of the Independent Directors. Any amendment of the Plan that would materially increase the distribution expenses of a Fund's Class F shares requires approval by the Class F shareholders of that respective Fund.

                      GENERAL INFORMATION

Capital Stock
The Fund is a mutual fund. Its board of directors is responsible for supervising its business affairs and investments, which are managed on a daily basis by the Adviser. The Fund was incorporated under the laws of the State of Maryland on January 30, 1984. The authorized capital stock of the Fund consists of 810,000,000 shares of common stock, par value ten cents ($0.10) per share. The shares of the authorized capital stock are currently divided into the following classes:

Fund                                    Authorized Capital Stock
Summit Pinnacle Series
Zenith Portfolio                           40,000,000 shares
Bond Portfolio                             30,000,000 shares
Capital Portfolio*                         30,000,000 shares
S&P 500 Index Portfolio                    30,000,000 shares
Micro-Cap Portfolio*                       20,000,000 shares
S&P MidCap 400 Index Portfolio             20,000,000 shares
Balanced Index Portfolio                   20,000,000 shares
Lehman Aggregate Bond Index Portfolio      20,000,000 shares
Russell 2000 Small Cap Index Portfolio     20,000,000 shares
Nasdaq -100 Index Portfolio                20,000,000 shares
EAFE International Index Portfolio         20,000,000 shares

Summit Apex Series
Money Market Fund                         200,000,000 shares
S&P 500 Index Fund*                        20,000,000 shares
S&P MidCap 400 Index Fund*                 20,000,000 shares
Russell 2000 Small Cap Index Fund*         20,000,000 shares
Balanced Index Fund*                       20,000,000 shares
Nasdaq-100 Index Fund                      20,000,000 shares
Lehman Aggregate Bond Index Fund*          20,000,000 shares
Micro-Cap Fund*                            20,000,000 shares
Bond Fund                                  20,000,000 shares
Everest Fund                               20,000,000 shares
Total Stakeholder Impact Fund*             20,000,000 shares
Short-term Government Fund                 20,000,000 shares
High Yield Bond Fund                       20,000,000 shares
Emerging Markets Bond Fund*                20,000,000 shares
EAFE International Index Fund*             20,000,000 shares
Nasdaq-100 Index Fund Class A              20,000,000 shares
Total Stakeholder Impact Fund Class A*     20,000,000 shares
Everest Fund Class A                       20,000,000 shares

* No longer offered to shareholders.

The Board of Directors may change the designation of any Portfolio and may increase or decrease the number of authorized shares of any Portfolio, but may not decrease the number of authorized shares of any Portfolio below the number of shares then outstanding.

Each issued and outstanding share is entitled to participate equally in dividends and distributions declared by the respective
Portfolio and, upon liquidation or dissolution, in net assets of such Portfolio remaining after satisfaction of outstanding liabilities.

Voting Rights
In accordance with an amendment to the Maryland General Corporation Law, the Board of Directors of the Fund has adopted an amendment to its Bylaws providing that unless otherwise required by the Investment Company Act of 1940, the Fund shall not be required to hold an annual shareholder meeting unless the Board of Directors determines to hold an annual meeting. The Fund intends to hold shareholder meetings only when required by law and such other times as may be deemed appropriate by its Board of Directors.

All shares of common stock have equal voting rights (regardless of the net asset value per share) except that on matters affecting only one Portfolio, only shares of the respective Portfolio are entitled to vote. The shares do not have cumulative voting rights. Accordingly, the holders of more than 50% of the shares of the Fund voting for the election of directors can elect all of the directors of the Fund if they choose to do so and in such event the holders of the remaining shares would not be able to elect any directors.

Matters in which the interests of all Portfolios are substantially identical (such as the election of directors or the approval of independent public accountants) will be voted on by all shareholders without regard to the separate Portfolios. Matters that affect all Portfolios but where the interests of the Portfolios are not substantially identical (such as approval of the Investment Advisory Agreement) would be voted on separately by each Portfolio. Matters affecting only one Portfolio, such as a change in its fundamental policies, are voted on separately by that Portfolio.

Matters requiring separate shareholder voting by Portfolio shall have been effectively acted upon with respect to any Portfolio if the shareholders of that Portfolio vote for approval of the matter, notwithstanding that: (1) the matter has not been approved by the shareholders of any other Portfolio; or (2) the matter has not been approved by a majority of the shareholders of the Fund.

The phrase "a majority of the outstanding voting securities" of a Portfolio (or of the Fund) means the vote of the lesser of: (1) 67% of the shares of the Portfolio (or the Fund) present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the outstanding shares of the Portfolio (or the Fund).

At a shareholders' meeting on November 9, 2001, the shareholders approved an amendment to the Funds' articles of incorporation whereby the Board is permitted, without further shareholder approval, to effect, from time to time, a stock split or reverse stock split for any or all of the Portfolios that could affect relative voting power of shares in matters requiring a company-wide vote. On November 9, 2001, the Board of Directors authorized a 1-for-5 reverse stock split for all of the Funds and Portfolios except the Money Market Fund. The effective date of the reverse stock split was February 19, 2002.

It is anticipated that Union Central will have voting control of the Fund. With voting control, Union Central could make fundamental and substantial changes (such as electing a new Board of Directors, changing the investment adviser or advisory fee, changing a Portfolio's fundamental investment objectives and policies, etc.) regardless of the views of Contract Owners. However, under current interpretations of presently applicable law, Contract Owners are entitled to give voting instructions with respect to Fund shares held in registered separate accounts and therefore all Contract Owners would receive advance notice before any such changes could be made.

Additional Information
This Statement of Additional Information and the Prospectus do not contain all the information set forth in the registration statement and exhibits relating thereto, which the Fund has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933 and the Investment Company Act of 1940, to which reference is hereby made.


FINANCIAL STATEMENTS AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING
FIRM

This Statement of Additional Information incorporates by reference the Summit Pinnacle Series financial statements dated December 31, 2004, including notes thereto and auditor's report thereon, from the Summit Mutual Funds annual report dated December 31, 2004. The financial statements of the Fund for the fiscal year ended December 31, 2004 have been audited by Deloitte & Touche LLP, 111 South Wacker Drive, Chicago, Illinois 60606-4301, which provides auditing services to the Funds.

                             APPENDIX A

FRANK RUSSELL DISCLAIMER


The Russell 2000 Index is a trademark/service mark of the Frank Russell Company. Russell is a trademark of the Frank Russell Company. Summit Mutual Funds and the Russell 2000 Small Cap Index Portfolio are not promoted, sponsored or endorsed by, nor in any way affiliated with Frank Russell Company. Frank Russell is not responsible for and has not reviewed the Prospectus, and Frank Russell makes no representation or warranty, express or implied, as to its accuracy, or completeness, or otherwise.

Frank Russell Company reserves the right, at any time and without notice, to alter, amend, terminate or in any way change its Index. Frank Russell has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating the Index.

Frank Russell Company's publication of the Index in no way suggests or implies an opinion by Frank Russell Company as to the attractiveness or appropriateness of the investment in any or all securities upon which the Index is based. FRANK RUSSELL COMPANY MAKES NO REPRESENTATION, WARRANTY, OR GUARANTEE AS TO THE ACCURACY, COMPLETENESS, RELIABILITY, OR OTHERWISE OF THE INDEX OR DATA INCLUDED IN THE INDEX. FRANK RUSSELL COMPANY MAKES NO REPRESENTATION OR WARRANTY REGARDING THE USE, OR THE RESULTS OF USE, OF THE INDEX OR ANY DATA INCLUDED THEREIN, OR ANY SECURITY (OR COMBINATION THEREOF) COMPRISING THE INDEX. FRANK RUSSELL COMPANY MAKES NO OTHER EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY OF ANY KIND, INCLUDING, WITHOUT MEANS OF LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEX OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN.

            APPENDIX B:  PROXY VOTING PROCEDURES
                 SUMMIT MUTUAL FUNDS, INC.
                  PROXY VOTING GUIDELINES
                    (REVISED 2/27/2006)

Summit will vote each proxy based on our duty to act on behalf of our client's best interest and to comply with SEC rules governing proxy voting and documenting and reporting. Any material conflicts between the interests of the Adviser and those of the Funds' shareholders will be resolved to protect the shareholders' interest. Potential material conflicts should be reported to the Fund's officers as Portfolio Managers become aware of them. The officers will resolve these conflicts (consulting with the Chair of the Audit Committee of the Board of Directors as necessary) and report them to the Directors. The following general guidelines, approved by the Fund's Board of Directors will be used to judge the appropriateness of individual proposals.

Passively Managed Funds and Accounts
In most circumstances, proxies will be voted FOR management's recommended position on each proposal. If voted otherwise, the circumstance will be explained and documented; and the decision process will follow the same general guidelines as those applicable to Actively Managed Funds detailed below.

Actively Managed Funds
Proxies will be normally voted under the general guidelines listed below. Individual cases will be considered in unusual circumstances.

CORPORATE STRUCTURE AND SHAREHOLDER RIGHTS

Summit will typically vote AGAINST the following:

  o Supermajority provisions specifying more than two-thirds of voting shares.
  o  Efforts to make takeover activities more difficult.
  o Fair price provisions entrenching management to the disadvantage of shareholders.
  o  Stock authorizations if used as an anti-takeover device.
  o  Reincorporation if used strictly as an anti-takeover device.
  o  Two-tier voting plans adopted for defensive purposes.
  o  Greenmail payments.

Summit will typically vote FOR the following:

  o Stock authorizations if used for additional financing activity with a specific business purpose.
  o  Efforts to make takeover activity easier.
  o  Redeeming or submitting poison pills to shareholder vote.
  o Seeking shareholder approval for issuing a large block of stock to one investor.

CORPORATE GOVERNANCE, DIRECTORS, EXECUTIVES AND COMPENSATION

Summit will typically vote AGAINST the following:

  o  Stock option plans diluting ownership by more than 10%.
  o  Issuance of discounted options.
  o  Provisions to re-price options.
  o  Excessive Directors' stock option plans.
  o Authority granted to the Board to amend the plan without prior shareholder approval.
  o Requiring outside directors to own a specified number of shares.
  o  Excessive "golden parachute" proposals.

Summit will typically vote FOR the following:

  o  Requiring a majority of independent Directors.
  o Formation of an executive compensation committee that is composed entirely of Independent Directors.
  o  Election of proposed directors.
  o Re-Election of current auditors; a change in auditors will be more closely analyzed.

DOCUMENTATION & REPORTING

Management will review and ask for approval of the Policy with Summit Funds' Board at least annually. The Policy statement will be included in Statements of Additional Information, posted on the Funds' website and available upon request.

Summit will compile and maintain records of votes as necessary to comply with governing regulations, including the annual filing of Form N-PX with the SEC. Summit plans to post proxy voting records on the Funds' website.

Votes that are inconsistent with client's written policies and procedures will be reported and explained at our quarterly client meetings.

Proxy voting information is available on the Fund's website at www.summitfunds.com.

                Part C

             Other Information

                       SUMMIT MUTUAL FUNDS, INC.

                      PART C - OTHER INFORMATION

Item 23.  Exhibits

All references are to Registrant's Registration Statement on Form
N-1A (Registration No. 2-90309)

(a) Articles of Incorporation of Summit Mutual Funds, Inc. - previously filed (initial filing on April 3, 1984)
(b) By-laws of Summit Mutual Funds, Inc. - previously filed (initial filing on April 3 1984)
(c) Not Applicable
(d) (1) Investment Advisory Agreement - previously filed (initial filing on April 3, 1984)
    (2) Amendment to Investment Advisory Agreement - previously filed (Post-Effective Amendment No. 3 - May 1, 1987)
    (3) Amendment to Investment Advisory Agreement - previously filed (Post-Effective Amendment No. 15 - May 1, 1996)
    (4) Subadvisory Agreement - Scudder Kemper Investments, Inc. agreement: previously filed (Post-Effective Amendment No. 29 - June 26, 2000); World Asset Management, L.L.C. agreement: previously filed (Post-Effective Amendment No. 31 - January 31, 2001
    (5) Amendment and Restatement of Investment Advisory Agreement - previously filed (Post-Effective Amendment No. 33 - November 30, 2001)
(e) (1) Distribution Agreement with Carillon Investments, Inc.
        - previously filed (Post-Effective Amendment
        No. 26 - April 12, 2000)
    (2) Distribution Agreement with Quasar Distributors, LLC
        - previously filed (Post-Effective Amendment No. 44 -
        February 1, 2005)
(f) Not Applicable
(g) (1) Custody Agreement - previously filed (Post-Effective Amendment No. 43 - September 30, 2004)
    (2) Portfolio Accounting Agreement - previously filed (Post-Effective Amendment No. 6 - May 1, 1990)
(h) (1) Transfer Agency Agreement - previously filed (Post-Effective Amendment No. 6 - May 1, 1990)
    (2) Service Agreement - previously filed (Post-Effective Amendment No. 9 - May 1, 1992)
    (3) Administrative Services Agreement - previously filed (Post-Effective Amendment No. 33 - November 30, 2001)
(i) Opinion and consent of counsel - previously filed (Pre-Effective Amendment No. 1 - July 2 , 1984)
(j) Consent of Deloitte & Touche, LLC - filed herewith
(k) Not Applicable
(l) Letter regarding initial capital - previously filed (Pre-Effective Amendment No. 1 - July 2, 1984)
(m) Distribution and Shareholder Service Plan - previously filed (Post-Effective Amendment No. 38 - February 28, 2002)
(n) Not applicable
(o) Not Applicable
(p) Code of Ethics for Summit Mutual Funds, Inc., Summit Investment Partners, Inc. and Carillon Investments, Inc.
    - filed herewith

Item 24.  Persons Controlled by or Under Common Control with
Registrant

The Union Central Life Insurance Company ("Union Central") provided the initial investment in Summit Mutual Funds, Inc. Union Central votes the shares of the Fund held with respect to registered variable contracts in accordance with instructions received from such variable contract owners. Shares of the Fund held in unregistered separate accounts and in its general assets are voted by Union Central in its discretion.

Set forth below is a chart showing the principal entities within the UNIFI Mutual Holding Company enterprise, of which Union
Central is a member company.

Name of Corporation (state where organized)                  Principal Business
-------------------------------------------                  ------------------
UNIFI Mutual Holding Company (NE)............................mutual insurance holding company
  Ameritas Holding Company (NE)..............................stock insurance holding company
    Acacia Life Insurance Company (DC).......................life insurance company
      Acacia Financial Corporation (MD)......................holding company
        Acacia Federal Savings Bank (DE).....................federally chartered bank
          Acacia Service Corp. (VA)..........................deposit solicitation
        Calvert Group, Ltd. (DE).............................holding company
          Calvert Asset Management Company (DE)..............asset management services
          Calvert Shareholder Services, Inc. (DE)............administrative services
          Calvert Administrative Services Company (DE).......administrative services
          Calvert Distributors, Inc. (DE)....................broker-dealer

    Ameritas Life Insurance Corp. (NE).......................life/health insurance company
      AMAL Corporation (NE)..................................a joint venture holding company between
                                                             Ameritas Life Insurance Corp. (86.00%),
                                                             Acacia Life Insurance Company (11.03%),
                                                             and Acacia Financial Corporation (2.97%)
        Ameritas Variable Life Insurance Company (NE)........life insurance company
        Ameritas Investment Corp. (NE).......................securities broker dealer and investment adviser owned by AMAL Corporation (66.41%)
                                                             and AmerUs Life Insurance Company (33.59%)
      Ameritas Investment Advisors, Inc. (NE)................investment adviser
      First Ameritas Life Insurance Corp. of New York (NY)...life insurance company
      Pathmark Administrators, Inc. (NE).....................third-party administrator of dental and eye care insurance plans

    The Union Central Life Insurance Company (OH)............life insurance company
      Union Central Mortgage Funding, Inc. (OH)..............mortgage loan and servicing
      Summit Investment Partners, LLC (OH)...................investment adviser
      Carillon Marketing Agency, Inc. (DE)...................insurance agency
      Carillon Investments, Inc. (OH)........................securities broker dealer and investment adviser
      PBRA, Inc. (CA)........................................holding company
        PRB Administrators, Inc. (DE)                        pension administration services
      Summit Investment Partners, Inc. (OH)                  investment adviser


Subsidiaries are indicated by indentations. Ownership is 100% by the parent company except as noted.





VI. Summit Mutual Funds, Inc. (Maryland) - At January 31, 2006,
The Union Central Life Insurance Company owned more than 90% of the outstanding shares of Summit Mutual Funds, Inc.


Item 25. Indemnification

See Exhibits (a) and (b).

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.  Business and other Connections of Investment Adviser

Information regarding the officers and directors of Summit
Investment Partners, Inc. ("SIPI") and their business, profession or employment of a substantial nature during the last two years is set forth below.

Name and Position with Principal Occupation(s)
Address the Adviser During Past Two Years

Name  and           Position with   Principal Occupation(s)
Address             the Adviser     During Past Two Years
-------             -----------     ---------------------
Steven R.           Director,       Senior Vice President, Union Central;
Sutermeister        President       Director, President and Chief
                    and Chief       Executive Officer, Summit Group of
                    Executive       Mutual Funds; Director,
                    Officer         Carillon Investments, Inc.

Gary T. Huffman     Director        President, Union Central

Dale D. Johnson     Director        Senior Vice President and Corporate
                                    Actuary, Union Central

Thomas G. Knipper   Treasurer       Vice President, Controller,
                                    and Chief Compliance Officer,
                                    Summit Group of Mutual Funds

John F. Labmeier    Secretary       Vice President, Associate General Counsel
                                    and Assistant Secretary, Union Central;
                                    Vice President and Secretary
                                    Summit Group of Mutual Funds
                                    and Carillon Investments, Inc.

John M. Lucas       Assistant       Second Vice President, Counsel and
                    Secretary       Assistant Secretary, Union Central

The business address of Messrs. Sutermeister and Knipper is 312
Walnut Street, Cincinnati, Ohio 45202.  The business address of
Messrs. Huffman, Johnson, Labmeier and Lucas is 1876 Waycross
Road, Cincinnati, Ohio 45240.


Item 27.  Principal Underwriters

Carillon Investments, Inc.

(a) Carillon Investments, Inc., the principal underwriter for the Pinnacle Portfolios of Summit Mutual Funds, Inc., also acts as principal underwriter for Carillon Account and Carillon Life
Account.

(b) The officers and directors of Carillon Investments, Inc. and their positions, if any, with Registrant are shown below. The business address of each is 1876 Waycross Road, Cincinnati, Ohio 45240, except for Mr. Sutermeister, whose address is 312 Elm Street, Cincinnati, Ohio 45202.

Name and Position with
Carillon Investments, Inc.     Position with Registrant
--------------------------     ------------------------
Gary T. Huffman                None
Director

Dale D. Johnson                None
Director

Steven R. Sutermeister         Director, President and
Director                       Chief Executive Officer

Salene M. Hitchcock-Gear       None
President

Kevin W. O'Toole               None
Vice President

Connie S. Grosser              None
Vice President, Operations
and Treasurer

Andrew VanErp                  None
Vice President

John F. Labmeier               Vice President and Secretary
Vice President and Secretary

John M. Lucas                  Assistant Secretary
Assistant Secretary

Jennifer A. Elliott            None
Assistant Vice President,
Operations

John R. Feldman                None
Assistant Vice President

Amy D. Starkey                 None
Assistant Vice President and
Compliance Officer

Melissa A. MacKendrick         None
Assistant Treasurer

(c) Not applicable.

Item 28.  Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules thereunder will be maintained at the offices of the Fund, U.S. Bancorp Fund
Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701, or The
Northern Trust Company, 50 South LaSalle Street, Chicago,
Illinois 60675.

Item 29.  Management Services

All management-related service contracts are discussed in Part A or B of this Registration Statement.

Item 30.  Undertakings

Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of its latest annual report to shareholders, upon request and without charge.

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Summit Mutual Funds, Inc., certifies that it meets all of the requirements for effectiveness of this Post-effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cincinnati, State of Ohio on the 1st day of May, 2006.


                                     SUMMIT MUTUAL FUNDS, INC.
(SEAL)

Attest: /s/John F. Labmeier     By: /s/ Steven R. Sutermeister
           ----------------            -----------------------
                              Steven R. Sutermeister, President

Pursuant to the requirements of the Securities Act of 1933, this Post-effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                      Title                   Date
---------                      -----                   ----
/s/Steven R. Sutermeister      President and          05/01/2006
   Steven R. Sutermeister      Director
                               (Principal
                               Executive Officer)

/s/Thomas G. Knipper           Vice President,        05/01/2006
   Thomas G. Knipper           Controller and
                               Chief Compliance
                               Officer (Principal
                               Financial and
                               Accounting Officer

*/s/Theodore H. Emmerich       Director               05/01/2006
  Theodore H. Emmerich

*/s/Yvonne L. Gray             Director               05/01/2006
  Yvonne L. Gray

*/s/Michael K. Keating         Director               05/01/2006
  Michael K. Keating

*/s/David C. Phillips          Director               05/01/2006
  David C. Phillips

*/s/Mary W. Sullivan           Director               05/01/2006
  Mary W. Sullivan

*/ By John F. Labmeier, pursuant to Power of Attorney previously filed.